                                                     Registration No.  33-14672




                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                      FORM S-6

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF
              SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM
                                       N-8B-2

                          Post-Effective Amendment No. 21

                                    VEL ACCOUNT
             OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                             (Exact Name of Registrant)

               ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                                 440 Lincoln Street
                                 Worcester MA 01653
                       (Address of Principal Executive Office)

                             Abigail M. Armstrong, Esq.
                                 440 Lincoln Street
                                 Worcester MA 01653
                 (Name and Address of Agent for Service of Process)


               It is proposed that this filing will become effective:


                  immediately upon filing pursuant to paragraph (b)
             -----
               X  on May 1, 1999 pursuant to paragraph (b)
             -----
                  60 days after filing pursuant to paragraph (a) (1)
             -----
                  this post-effective amendment designates a new effective date
             -----for a previously filed post-effective amendment.


                           FLEXIBLE PREMIUM VARIABLE LIFE

Pursuant to Reg. Section 270.24f-2 of the Investment Company Act of 1940 ("1940 Act"), Registrant hereby declares that an indefinite amount of its securities is being registered under the Securities Act of 1933 ("1933 Act"). The Rule 24f-2 Notice for the issuer's fiscal year ended December 31, 1998 was filed on or before March 30, 1999.

                        RECONCILIATION AND TIE BETWEEN ITEMS
                         IN FORM N-8B-2 AND THE PROSPECTUS


ITEM NO. OF
FORM N-8B-2        CAPTION IN PROSPECTUS
-----------        ---------------------
1. . . . . . . . . Cover Page
2. . . . . . . . . Cover Page
3. . . . . . . . . Not Applicable
4. . . . . . . . . Distribution
5. . . . . . . . . The Company, The  VEL  Account
6. . . . . . . . . The  VEL  Account
7. . . . . . . . . Not Applicable
8. . . . . . . . . Not Applicable
9. . . . . . . . . Legal Proceedings
10 . . . . . . . . Summary; Description of the Company, The VEL Account and the
                   Underlying Funds; Policy Termination and Reinstatement; Other
                   Policy Provisions
11 . . . . . . . . Summary; Allmerica Investment Trust; Variable Insurance
                   Products Fund; Variable Insurance Products Fund II; T.
                   Rowe Price International Series, Inc.; Delaware Group Premium
                   Fund, Inc.; Investment Objectives  and Policy
12 . . . . . . . . Summary; Allmerica Investment Trust; Variable Insurance
                   Products Fund; Variable Insurance Products Fund II; T.
                   Rowe Price International Series, Inc.; Delaware Group Premium
                   Fund, Inc.
13 . . . . . . . . Summary; Allmerica Investment Trust; Variable Insurance
                   Products Fund; Variable Insurance Products Fund II; T. Rowe
                   Price International Series, Inc.; Delaware Group Premium
                   Fund, Inc.; Investment Advisory Services to the Trust;
                   Investment Advisory Services to Variable Insurance Products
                   Fund; Investment Advisory Services to Variable Insurance
                   Products Fund II; Investment Advisory Services to T. Rowe
                   Price International Series, Inc.; Investment Advisory
                   Services to Delaware Group Premium Fund, Inc.; Charges and
                   Deductions
14 . . . . . . . . Summary; Applying for a Policy
15 . . . . . . . . Summary; Applying for a Policy; Premium Payments; Allocation
                   of Net Premiums
16 . . . . . . . . The  VEL  Account; Allmerica Investment Trust; Variable
                   Insurance Products Fund; Variable Insurance Products
                   Fund II; T. Rowe Price International Series, Inc.; Delaware
                   Group Premium Fund, Inc.; Premium Payments; Allocation of Net
                   Premiums
17 . . . . . . . . Summary; Policy Surrender; Partial Withdrawal; Charges and
                   Deductions; Policy Termination and Reinstatement
18 . . . . . . . . The VEL Account; Allmerica Investment Trust; Variable
                   Insurance Products Fund; Varia0ble Insurance Products
                   Fund II; T. Rowe Price International Series, Inc.; Delaware
                   Group Premium Fund, Inc.; Premium Payments
19 . . . . . . . . Reports; Voting Rights
20 . . . . . . . . Not Applicable
21 . . . . . . . . Summary; Policy Loans; Other Policy Provisions
22 . . . . . . . . Other Policy Provisions
23 . . . . . . . . Not Required
24 . . . . . . . . Other Policy Provisions
25 . . . . . . . . The Company
26 . . . . . . . . Not Applicable
27 . . . . . . . . The Company
28 . . . . . . . . Directors and Principal Officers of the Company
29 . . . . . . . . The Company
30 . . . . . . . . Not Applicable

31 . . . . . . . . Not Applicable
32 . . . . . . . . Not Applicable
33 . . . . . . . . Not Applicable
34 . . . . . . . . Not Applicable
35 . . . . . . . . Distribution
36 . . . . . . . . Not Applicable
37 . . . . . . . . Not Applicable
38 . . . . . . . . Summary; Distribution
39 . . . . . . . . Summary; Distribution
40 . . . . . . . . Not Applicable
41 . . . . . . . . The Company, Distribution
42 . . . . . . . . Not Applicable
43 . . . . . . . . Not Applicable
44 . . . . . . . . Premium Payments; Policy Value and Cash Surrender Value
45 . . . . . . . . Not Applicable
46 . . . . . . . . Policy Value and Cash Surrender Value;  Federal Tax
                   Considerations
47 . . . . . . . . The Company
48 . . . . . . . . Not Applicable
49 . . . . . . . . Not Applicable
50 . . . . . . . . The VEL Account
51 . . . . . . . . Cover Page; Summary; Charges and Deductions; The Policy;
                   Policy Termination  and Reinstatement; Other Policy
                   Provisions
52 . . . . . . . . Addition, Deletion or Substitution of Investment
53 . . . . . . . . Federal Tax Considerations
54 . . . . . . . . Not Applicable
55 . . . . . . . . Not Applicable
56 . . . . . . . . Not Applicable
57 . . . . . . . . Not Applicable
58 . . . . . . . . Not Applicable
59 . . . . . . . . Not Applicable

                      ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                                     WORCESTER, MASSACHUSETTS
                   INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
                                       VARI-EXCEPTIONAL LIFE



   PLEASE READ THIS     This Prospectus provides important information about
 PROSPECTUS CAREFULLY   Vari-Exceptional Life, an individual flexible premium
 BEFORE INVESTING AND   variable life insurance policy issued by Allmerica
  KEEP IT FOR FUTURE    Financial Life Insurance and Annuity Company on
      REFERENCE.        Policy Form No. 1018-87 and on Policy Form No.
                        1018-91. The VEL 87 Policies and VEL 91 Policies
                        differ in certain respects, as described in the
                        SUMMARY and referenced sections of this Prospectus.
                        The policies are funded through the VEL Account, a
                        separate investment account of the Company that is
                        referred to as the Separate Account, and a
                        fixed-interest account that is referred to as the
                        General Account.
    VARIABLE LIFE       The Separate Account is subdivided into Sub-Accounts.
   POLICIES INVOLVE     Each Sub-Account invests exclusively in shares of one
   RISKS INCLUDING      of the following Funds of Allmerica Investment Trust,
   POSSIBLE LOSS OF     Variable Insurance Products Fund, Variable Insurance
      PRINCIPAL.        Products Fund II, T. Rowe Price International Series,
                        Inc., and Delaware Group Premium Fund, Inc.:




                        ALLMERICA INVESTMENT TRUST                 VARIABLE INSURANCE PRODUCTS FUND
                        ----------------------------------------   ----------------------------------------
 THIS PROSPECTUS MUST   Select Aggressive Growth Fund              Fidelity VIP Overseas Portfolio
  BE ACCOMPANIED BY     Select Capital Appreciation Fund           Fidelity VIP Equity-Income Portfolio
 PROSPECTUSES OF THE    Select Value Opportunity Fund              Fidelity VIP High Income Portfolio
        FUNDS.          Select Emerging Markets Fund               Fidelity VIP Growth Portfolio
                        Select International Equity Fund           Fidelity VIP Money Market Portfolio
                        Select Growth Fund                         VARIABLE INSURANCE PRODUCTS FUND II
                        Select Strategic Growth Fund               --------------------------------
                        Growth Fund                                Fidelity VIP II Asset Manager Portfolio
                        Equity Index Fund                          T. ROWE PRICE INTERNATIONAL SERIES, INC.
                        Select Growth and Income Fund              ----------------------------------
                        Investment Grade Income Fund               T. Rowe International Stock Portfolio
                        Government Bond Fund                       DELAWARE GROUP PREMIUM FUND, INC.
                        Money Market Fund                          --------------------------------
                                                                   DGPF International Equity Series



                          This Prospectus can also be obtained from the
                          Securities and Exchange Commission's website
  THIS LIFE POLICY IS     (http:///www.sec.gov).
        NOT:              IT MAY NOT BE ADVANTAGEOUS TO REPLACE EXISTING
 - A BANK DEPOSIT OR      INSURANCE WITH THE POLICY.
   OBLIGATION;            THE PURPOSE OF THE POLICIES IS TO PROVIDE INSURANCE
 - FEDERALLY INSURED;     PROTECTION FOR THE BENEFICIARY. NO CLAIM IS MADE THAT
 - ENDORSED BY ANY        THE POLICY IS IN ANY WAY SIMILAR OR COMPARABLE TO A
   BANK OR                SYSTEMATIC INVESTMENT PLAN OF A MUTUAL FUND. THE
   GOVERNMENTAL           POLICY, TOGETHER WITH ITS ATTACHED APPLICATION,
   AGENCY.                CONSTITUTES THE ENTIRE AGREEMENT BETWEEN YOU AND THE
                          COMPANY.

                          THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THAT THE INFORMATION IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




                        CORRESPONDENCE MAY BE MAILED TO                      DATED MAY 1, 1999
                        ALLMERICA LIFE                                       440 LINCOLN STREET
                        P.O. BOX 8014                                        WORCESTER, MASSACHUSETTS 01653
                        BOSTON, MA 02266-8014                                (508) 855-1000

                               TABLE OF CONTENTS


SPECIAL TERMS.............................................................     4
SUMMARY...................................................................     7
DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT AND THE UNDERLYING
 FUNDS....................................................................    20
INVESTMENT OBJECTIVES AND POLICIES........................................    22
INVESTMENT ADVISORY SERVICES..............................................    24
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS.........................    26
VOTING RIGHTS.............................................................    27
THE POLICIES..............................................................    28
  Applying for the Policy.................................................    28
  Free-Look Period........................................................    28
  Conversion Privileges...................................................    29
  Premium Payments........................................................    29
  Paid-Up Insurance Option................................................    30
  Allocation of Net Premiums..............................................    31
  Transfer Privilege......................................................    32
  Death Proceeds..........................................................    33
  Sum Insured Options.....................................................    33
  Change in Sum Insured Option............................................    35
  Change in the Face Amount...............................................    36
  Policy Value and Surrender Value........................................    37
  Death Proceeds Payment Options..........................................    39
  Optional Insurance Benefits.............................................    39
  Policy Surrender........................................................    39
  Partial Withdrawals.....................................................    39
CHARGES AND DEDUCTIONS....................................................    40
  Tax Expense Charge......................................................    40
  Monthly Deductions from the Policy Value................................    40
  Charges Against Assets of the Separate Account..........................    42
  Surrender Charge........................................................    43
  Transfer Charges........................................................    46
  Charge for Increase in the Face Amount..................................    46
  Other Administrative Charges............................................    47
POLICY LOANS..............................................................    47
  Loan Interest...........................................................    47
  Repayment of Loans......................................................    48
  Effect of Policy Loans..................................................    48
POLICY TERMINATION AND REINSTATEMENT......................................    48
  Termination.............................................................    48
  Reinstatement under VEL 87 Policies.....................................    49
  Reinstatement under VEL 91 Policies.....................................    50

OTHER POLICY PROVISIONS...................................................    51
  Policyowner.............................................................    51
  Beneficiary.............................................................    51
  Incontestability........................................................    51
  Suicide.................................................................    51
  Age and Sex.............................................................    51
  Assignment..............................................................    51
  Postponement of Payments................................................    52
DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY...........................    53
DISTRIBUTION..............................................................    54
SERVICES..................................................................    54
REPORTS...................................................................    55
LEGAL PROCEEDINGS.........................................................    55
FURTHER INFORMATION.......................................................    55
INDEPENDENT ACCOUNTANTS...................................................    55
FEDERAL TAX CONSIDERATIONS................................................    55
  The Company and the Separate Account....................................    56
  Taxation of the Policies................................................    56
  Modified Endowment Contracts............................................    57
MORE INFORMATION ABOUT THE GENERAL ACCOUNT................................    57
  General Description.....................................................    57
  General Account Values..................................................    58
  The Policies............................................................    58
YEAR 2000 DISCLOSURE......................................................    59
FINANCIAL STATEMENTS......................................................    59
APPENDIX A -- OPTIONAL BENEFITS...........................................   A-1
APPENDIX B -- DEATH PROCEEDS PAYMENT OPTIONS..............................   B-1
APPENDIX C -- ILLUSTRATIONS OF SUM INSURED, POLICY VALUES AND ACCUMULATED
 PREMIUMS.................................................................   C-1
APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES VEL 87 POLICIES....   D-1
APPENDIX E -- CALCULATION OF MAXIMUM SURRENDER CHARGES VEL 91 POLICIES....   E-1
APPENDIX F -- PERFORMANCE INFORMATION.....................................   F-1
FINANCIAL STATEMENTS......................................................   F-1

                                 SPECIAL TERMS

ACCUMULATION UNIT: a measure of your interest in a Sub-Account.

AGE: the Insured's age as of the nearest birthday measured from the Policy anniversary.

BENEFICIARY: the person(s) designated by the Policyowner to receive the insurance proceeds upon the death of the Insured.


COMPANY: Allmerica Financial Life Insurance and Annuity Company. "We," "our," "us," and "the Company" refer to Allmerica Financial Life Insurance and Annuity Company in this Prospectus.


DATE OF ISSUE: the date set forth in the Policy used to determine the Monthly Payment Date, Policy months, Policy years, and Policy anniversaries.

DEATH PROCEEDS: Prior to the Final Premium Payment Date for a VEL 91 Policy or the Maturity Date for a VEL 87 Policy, the Death Proceeds equal the amount calculated under the applicable Sum Insured Option (Option 1 or Option 2), less Debt outstanding at the time of the Insured's death, partial withdrawals, if any, partial withdrawal charges, and any due and unpaid Monthly Deductions. After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value of the VEL 91 Policy.

DEBT: all unpaid Policy loans plus interest due or accrued on such loans.


DELIVERY RECEIPT: an acknowledgment, signed by the Policyowner and returned to the Company's Principal Office, that the Policyowner has received the Policy and the Notice of Withdrawal Rights.


EVIDENCE OF INSURABILITY: information, including medical information satisfactory to the Company, that is used to determine the Insured's Premium Class.

FACE AMOUNT: the amount of insurance coverage applied for; the Face Amount of each Policy is set forth in the specifications pages of the Policy.

FINAL PREMIUM PAYMENT DATE: Under a VEL 91 Policy, the Policy anniversary nearest the Insured's 95th birthday. The Final Premium Payment Date under a VEL 91 Policy is the latest date on which a premium payment may be made. After this date, the Death Proceeds equal the Surrender Value of the Policy.

GENERAL ACCOUNT: all the assets of the Company other than those held in a separate account.

GUIDELINE ANNUAL PREMIUM: the annual amount of premium that would be payable through the Final Premium Payment Date or Maturity Date of the Policy for the specified Sum Insured, if premiums were fixed by the Company as to both timing and amount, and monthly cost of insurance charges were based on the 1980 Commissioners Standard Ordinary Mortality Tables, Smoker or Non-Smoker, Male, Female (or Table B for unisex Policies), net investment earnings at an annual effective rate of 5%, and fees and charges as set forth in the Policy and any Policy riders. The Sum Insured Option 1 Guideline Annual Premium is used when calculating the maximum surrender charge.

GUIDELINE MINIMUM SUM INSURED: the minimum Sum Insured required to qualify the Policy as "life insurance" under federal tax laws. The Guideline Minimum Sum Insured varies by age; it is calculated by multiplying the Policy Value by a percentage determined by the Insured's Age.

INSURANCE AMOUNT AT RISK: the Sum Insured less the Policy Value.

LOAN VALUE: the maximum amount that may be borrowed under the Policy.

MATURITY DATE: Under a VEL 87 Policy, the Maturity Date is the Policy anniversary nearest the Insured's 95th birthday. The Maturity Date is the latest date to which insurance may remain in force under a VEL 87 Policy. If the Insured under a VEL 87 Policy is still living on the Maturity Date, the Company pays the Policy Value on the Maturity Date (less any outstanding Debt) to the Policyowner, and the VEL 87 Policy terminates.


MINIMUM MONTHLY FACTOR: The Minimum Monthly Factor is a monthly premium amount calculated by the Company and specified in the Policy. If, in the first 48 Policy months following the Date of Issue or the effective date of an increase in the Face Amount or of a Policy Change for a VEL 91 Policy (12 months for a VEL 87 Policy) which causes a change in the Minimum Monthly Factor:



- You make premium payments (less debt, partial withdrawals and partial withdrawal charges) at least equal to the sum of the Minimum Monthly Factors for the number of months the Policy, increase in Face Amount or Policy Change has been in force, and



- Debt does not exceed Policy Value less surrender charges, then



- the Policy is guaranteed not to lapse during that period.



EXCEPT FOR THE 48 POLICY MONTH PERIODS FOR A VEL 91 POLICY (12 MONTH PERIODS FOR A VEL 87 POLICY), MAKING MONTHLY PAYMENTS AT LEAST EQUAL TO THE MINIMUM MONTHLY FACTOR DOES NOT GUARANTEE THAT THE POLICY WILL REMAIN IN FORCE.


MONTHLY DEDUCTION: charges deducted monthly from the Policy Value of the Policy prior to the Maturity Date or Final Premium Payment Date. The charges include the monthly cost of insurance, the monthly cost of any benefits provided by riders, and the monthly administrative charge.

MONTHLY PAYMENT DATE: the date on which the Monthly Deduction is deducted from the Policy Value.

NET PREMIUM: an amount equal to the premium less a tax expense charge.

POLICY CHANGE: any change in the Face Amount, the addition or deletion of a rider, or a change in the Sum Insured Option.

POLICY VALUE: the total amount available for investment under the Policy at any time. It is equal to the sum of (a) the value of the Accumulation Units credited to the Policy in the Sub-Accounts, and (b) the accumulation in the General Account credited to that Policy.

POLICYOWNER: the person, persons or entity entitled to exercise the rights and privileges under the Policy.

PREMIUM CLASS: the risk classification that the Company assigns the Insured based on the information in the application and any other Evidence of Insurability considered by the Company. The Insured's Premium Class will affect the cost of insurance charge and the amount of premium required to keep the Policy in force.

PRINCIPAL OFFICE: the Company's office, located at 440 Lincoln Street, Worcester, Massachusetts 01653.

PRO-RATA ALLOCATION: In certain circumstances, you may specify from which Sub-Account certain deductions will be made or to which Sub-Account the Policy Value will be allocated. If you do not, the Company will allocate the deduction or Policy Value among the General Account and the Sub-Accounts in the same proportion that the Policy Value in the General Account and the Policy Value in each Sub-Account bear to the total Policy Value on the date of deduction or allocation.

SEPARATE ACCOUNT: A Separate Account consists of assets segregated from the Company's other assets. The investment performance of the assets of each Separate Account is determined separately from the other assets of the Company. The assets of a Separate Account which are equal to the reserves and other contract liabilities are not chargeable with liabilities arising out of any other business which the Company may conduct.

SUB-ACCOUNT: a division of the Separate Account. Each Sub-Account invests exclusively in the shares of a corresponding Fund of the Allmerica Investment Trust, a corresponding Portfolio of the Variable Insurance Products Fund or the Variable Insurance Products Fund II, the T. Rowe Price International Stock Portfolio of T. Rowe Price International Series, Inc., or the International Equity Series of the Delaware Group Premium Fund, Inc.

SUM INSURED: the amount payable upon the death of the Insured, before the Maturity Date or Final Premium Payment Date, prior to deductions for Debt outstanding at the time of the Insured's death, partial withdrawals and partial withdrawal charges, if any, and any due and unpaid Monthly Deductions. The amount of the Sum Insured will depend on the Sum Insured Option chosen, but always will be at least equal to the Face Amount.

SURRENDER VALUE: the amount payable upon a full surrender of the Policy. It is the Policy Value less any Debt and applicable surrender charges.


UNDERLYING FUNDS ("FUNDS"): the Funds of the Allmerica Investment Trust ("Trust"), the Portfolios of the Fidelity Variable Insurance Products Fund ("Fidelity VIP") and Fidelity Variable Insurance Products Fund II ("Fidelity VIP II"), the Portfolio of T. Rowe Price International Series, Inc. ("T. Rowe Price"), and the Series of the Delaware Group Premium Fund, Inc. ("DGPF") available under the Policies.


VALUATION DATE: a day on which the net asset value of the shares of any of the Underlying Funds is determined and Accumulation Unit values of the Sub-Accounts are determined. Valuation Dates currently occur on each day on which the New York Stock Exchange is open for trading, and on such other days (other than a day during which no payment, partial withdrawal, or surrender of the Policy is received) when there is a sufficient degree of trading in an Underlying Fund's securities such that the current net asset value of the Underlying Fund may be affected materially.

WRITTEN REQUEST: a request in writing, by the Policyowner, satisfactory to the Company.

YOU OR YOUR: the Policyowner, as shown in the application or the latest change filed with the Company.

                                    SUMMARY

This Prospectus describes individual flexible premium variable life insurance policies ("Policy" or "Policies") which have been issued by Allmerica Financial Life Insurance and Annuity Company (the "Company") on Policy Form No. 1018-87 ("VEL 87 Policies") and on Policy Form No. 1018-91 ("VEL 91 Policies"). The VEL 87 Policies and VEL 91 Policies differ in certain respects, as described below and in the referenced sections of this Prospectus. You can determine whether you own a VEL 87 Policy or a VEL 91 Policy by checking the Form Number on the lower left-hand corner of the cover page of the Policy.


Within limits, you may choose the amount of initial premium desired and the initial Sum Insured. You have the flexibility to vary the frequency and amount of premium payments, subject to certain restrictions and conditions. You may withdraw a portion of the Policy's Surrender Value, or the Policy may be fully surrendered at any time, subject to certain limitations. Because of the substantial nature of the surrender charge, the Policy is not suitable for short-term investment purposes. The Policyowner contemplating surrender of the Policy should pay special attention to the limitation of deferred sales charges on surrenders in the first two years following issuance or Face Amount increase.



There is no guaranteed minimum Policy Value. The value of the Policy will vary up or down to reflect the investment experience of allocations to the Sub-Accounts and the fixed rates of interest earned by allocations to the General Account. The Policy Value also will be adjusted for other factors, including the amount of charges imposed. The Policy will remain in effect so long as the Policy Value less any surrender charges and less any outstanding Debt is sufficient to pay certain monthly charges imposed in connection with the Policy. The Policy Value may decrease to the point where the Policy will lapse and provide no further death benefit without additional premium payments.



If the Policy is in effect at the death of the Insured, the Company will pay a death benefit (the "Death Proceeds") to the Beneficiary. Prior to the Final Premium Payment Date, the Death Proceeds equal the Sum Insured, less any Debt, partial withdrawals, and any due and unpaid charges. You may choose either Sum Insured Option 1 (the Sum Insured is fixed in amount) or Sum Insured Option 2 (the Sum Insured includes the Policy Value in addition to a fixed insurance amount). The Policyowner has the right to change the Sum Insured Option, subject to certain conditions. A Guideline Minimum Sum Insured, equivalent to a percentage of the Policy Value, will apply if greater than the Sum Insured otherwise payable under Option 1 or Option 2.



In certain circumstances, the Policy may be considered a "modified endowment contract." Under the Internal Revenue Code (the "Code"), any Policy loan, partial withdrawal or surrender from a modified endowment contract may be subject to tax and tax penalties. See FEDERAL TAX CONSIDERATIONS -- "Modified Endowment Contracts."


DIFFERENCES BETWEEN VEL 87 POLICIES AND VEL 91 POLICIES

"MATURITY DATE" VERSUS "FINAL PREMIUM PAYMENT DATE"
Under VEL 87 Policies, the "Maturity Date" is the Policy anniversary nearest the Insured's 95th birthday. It is the latest date to which insurance may remain in force. If the Insured is still living on the Maturity Date, the Company pays the Policy Value on the Maturity Date (less any outstanding Debt) to the Policyowner, and the VEL 87 Policy terminates.

Under VEL 91 Policies, the "Final Premium Payment Date" is also the Policy anniversary nearest the Insured's 95th birthday. However, a VEL 91 Policy does not terminate on the Final Premium Payment Date. The Policyowner may surrender a VEL 91 Policy on or after the Final Premium Payment Date without the assessment of any surrender charge. If the VEL 91 Policy is not surrendered, the Company will not assess any further Monthly Deductions for the cost of insurance and administrative charges, and the Death Benefit under the VEL 91 Policy will equal the Policy Value (less any outstanding Debt).

DEFERRED ADMINISTRATIVE SERVICE CHARGE
Under VEL 87 Policies, the component of the surrender charge which is attributable to administrative services is $4.50 per thousand dollars of Face Amount. Under VEL 91 Policies, this charge is $8.50 per thousand dollars of Face Amount.

MAXIMUM SURRENDER CHARGES
Under VEL 87 Policies, the maximum surrender charge is computed by multiplying the otherwise applicable surrender charge by a factor which varies with the Age and smoker/nonsmoker status of the Insured, as set forth in APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES -- VEL 87 POLICIES. Under VEL 91 Policies, the maximum surrender charge may be reduced by a dollar amount per thousand dollars of the Face Amount of the VEL 91 Policy, as set forth in APPENDIX E -- CALCULATION OF MAXIMUM SURRENDER CHARGES -- VEL 91 POLICIES.

MINIMUM MONTHLY FACTOR GUARANTEE PERIODS
Under VEL 87 Policies, if the Policyowner pays premiums at least equal to the Minimum Monthly Factor, the VEL 87 Policy is guaranteed not to lapse during the 12 months following the issuance of the VEL 87 Policy or an increase in the Face Amount of the VEL 87 Policy. Under VEL 91 Policies, the 12-month period is currently extended to 48 months, with the guarantee that the period shall not be less than 36 months.

MINIMUM FACE AMOUNT FOLLOWING A DECREASE OR WITHDRAWAL
Under VEL 87 Policies, the minimum Face Amount following a requested decrease or withdrawal is $25,000. Under VEL 91 Policies, this amount is $50,000.

REINSTATEMENT PROVISIONS
If a VEL 87 Policy lapses and reinstatement is requested within one year of Date of Issue, the Policyowner is required to pay the Minimum Monthly factor multiplied by the number of months which elapsed since the date of default, plus the Minimum Monthly Factor for the next three months. If reinstatement occurred more than one year after the Date of Issue, the Policyowner must pay all unpaid first-year monthly administrative fees. Under VEL 91 Policies, the Policyowner is not required to pay these amounts. The period during which the charges are payable is suspended. Upon reinstatement, the charges resume from the date of default. See "Policy Lapse and Reinstatement" below, and POLICY TERMINATION AND REINSTATEMENT.

ABOUT THE POLICIES

THE FOLLOWING INFORMATION APPLIES TO BOTH VEL 87 POLICIES AND VEL 91 POLICIES, EXCEPT AS NOTED.

The Policies allow you to make premium payments in any amount and frequency, subject to certain limitations. As long as the Policy remains in force, it will provide for:

    - life insurance coverage on the named Insured,

    - Policy Value,

    - surrender rights and partial withdrawal rights,

    - loan privileges, and

    - in some cases, additional insurance benefits available by rider for an additional charge.

LIFE INSURANCE
The Policies are life insurance contracts with death benefits, Policy Value, and other features traditionally associated with life insurance. The Policies are "variable" because the Policy Value will increase or decrease depending on the investment experience of the Sub-Accounts of the Separate Account. Under some circumstances, the death benefit may vary with the investment experience of the Sub-Accounts.

FLEXIBLE PREMIUM
The Policies are "flexible premium" policies because, unlike traditional insurance policies, there is no fixed schedule for premium payments. You may vary the frequency and amount of future premium payments, subject to certain limits, restrictions and conditions set by Company standards and federal tax laws. Although you may establish a schedule of premium payments ("planned premium payments"), failure to make the planned premium payments will not necessarily cause the Policy to lapse. Because of the variable nature of the Policies, making planned premium payments does not guarantee that the Policy will remain in force. Thus, you may, but are not required to, pay additional premiums.

The Policies will remain in force until the Surrender Value is insufficient to cover the next Monthly Deduction and loan interest accrued, if any, and a grace period of 62 days has expired without adequate payment being made by you. During the first 48 Policy months for a VEL 91 Policy (12 months for a VEL 87 Policy) after the Date of Issue or the effective date of an increase in the Face Amount, the Policy will not lapse if the total premiums paid less the Debt, partial withdrawals and withdrawal charges are equal to or exceed the sum of the Minimum Monthly Factors for the number of months the Policy, increase, or the Policy Change which causes a change in the Minimum Monthly Factor has been in force. Even during these periods, however, making payments at least equal to the Minimum Monthly Factor will not prevent the Policy from lapsing if the Debt equals or exceeds the Policy Value less surrender charges.


CONDITIONAL INSURANCE AGREEMENT


If at the time of application you make a payment equal to at least one Minimum Monthly Factor for the Policy as applied for, the Company will provide conditional insurance, subject to the terms of a Conditional Insurance Agreement. If you do not wish to make any payment at the time of application, insurance coverage will not be in force until delivery of the Policy and payment of sufficient premium to place the insurance in force.


If any premiums are paid prior to the issuance of the Policy, such premiums will be held in the General Account. If your application is approved and the Policy is issued and accepted, the initial premiums held in the General Account will be credited with interest at a specified rate beginning not later than the date of receipt of the premiums at the Principal Office. IF THE POLICY IS NOT ISSUED AND ACCEPTED, THE INITIAL PREMIUMS WILL BE RETURNED TO YOU WITHOUT INTEREST.

MINIMUM MONTHLY FACTOR

The Minimum Monthly Factor is a monthly premium amount calculated by the Company and specified in your Policy. If, in the first 48 Policy months following the Date of Issue or the effective date of an increase in the Face Amount or of a Policy Change for a VEL 91 Policy (12 months for a VEL 87 Policy) which causes a change in the Minimum Monthly Factor:



    - you make premium payments (less debt, partial withdrawals and partial withdrawal charges) at least equal to the sum of the Minimum Monthly Factors for the number of months the Policy, increase in Face Amount or Policy Change has been in force, and



    - Debt does not exceed Policy Value less surrender charges, then



    - the Policy is guaranteed not to lapse during that period.



EXCEPT FOR THE 48 POLICY MONTH PERIODS FOR A VEL 91 POLICY (12 MONTH PERIODS FOR A VEL 87 POLICY), MAKING MONTHLY PAYMENTS AT LEAST EQUAL TO THE MINIMUM MONTHLY FACTOR DOES NOT GUARANTEE THAT THE POLICY WILL REMAIN IN FORCE.

ALLOCATION OF INITIAL PREMIUMS
Net premiums may be allocated to one or more Sub-Accounts of the Separate Account, to the General Account, or to any combination of Accounts. You bear the investment risks of amounts allocated to the Sub-Accounts. Allocations may be made to no more than 20 Sub-Accounts at any one time. The minimum allocation is 1% of Net Premium. All allocations must be in whole numbers and must total 100%. See THE POLICIES -- "Allocation of Net Premiums." Premiums allocated to the General Account will earn a fixed rate of interest. Net premiums and minimum interest are guaranteed by the Company. For more information, see MORE INFORMATION ABOUT THE GENERAL ACCOUNT.

PARTIAL WITHDRAWALS
After the first Policy year, you may make partial withdrawals in a minimum amount of $500 from the Policy Value. Under Option 1, the Face Amount is reduced by the amount of the partial withdrawal. A partial withdrawal will not be allowed under Option 1 if it would reduce the Face Amount below $40,000 ($25,000 for a VEL 87 Policy).

A transaction charge, which is described in CHARGES AND DEDUCTIONS -- "Charges on Partial Withdrawal," will be assessed to reimburse the Company for the cost of processing each partial withdrawal. A partial withdrawal charge also may be imposed upon a partial withdrawal. Generally, amounts withdrawn during each Policy year in excess of 10% of the Policy Value ("excess withdrawal") are subject to the partial withdrawal charge. The partial withdrawal charge is equal to 5% of the excess withdrawal up to the surrender charge on the date of withdrawal. If no surrender charge is applicable at the time of withdrawal, no partial withdrawal charge will be deducted. The Policy's outstanding surrender charge will be reduced by the amount of the partial withdrawal charge deducted. See THE POLICIES -- "Partial Withdrawals" and CHARGES AND DEDUCTIONS -- "Charges on Partial Withdrawal."

LOAN PRIVILEGE
You may borrow against the Policy Value. The total amount you may borrow is the Loan Value. Loan Value in the first Policy year is 75% of an amount equal to the Policy Value less surrender charge, Monthly Deductions, and interest on Debt to the end of the Policy year. Thereafter, Loan Value is 90% of an amount equal to the Policy Value less the surrender charge.

Policy loans will be allocated among the General Account and the Sub-Accounts in accordance with your instructions. If no allocation is made by you, the Company will make a Pro-Rata Allocation among the Accounts. In either case, Policy Value equal to the Policy loan will be transferred from the appropriate Sub-Account(s) to the General Account, and will earn monthly interest at an effective annual rate of at least 6%. Therefore, the Policy loan may have a permanent impact on the Policy Value even though it eventually is repaid. Although the loan amount is a part of the Policy Value, the Death Proceeds will be reduced by the amount of outstanding Debt at the time of death.

Policy loans will bear interest at a fixed rate of 8% per year, due and payable in arrears at the end of each Policy year. If interest is not paid when due, it will be added to the loan balance. Policy loans may be repaid at any time. You must notify the Company if a payment is a loan repayment; otherwise, it will be considered a premium payment. Any partial or full repayment of Debt by you will be allocated to the General Account or Sub-Accounts in accordance with your instructions. If you do not specify an allocation, the Company will allocate the loan repayment in accordance with your most recent premium allocation instructions. See "POLICY LOANS."

PREFERRED LOAN OPTION
A preferred loan option is available under the Policy. The preferred loan option will be available upon Written Request. It may be revoked by you at any time. If this option has been selected, after the tenth Policy anniversary the Policy Value in the General Account equal to the loan amount will be credited with interest at an effective annual yield of at least 7.5%. The Company's current practice is to credit a rate of interest equal to the rate being charged for the preferred loan.

There is some uncertainty as to the tax treatment of preferred loans. Consult a qualified tax adviser (and see FEDERAL TAX CONSIDERATIONS). The preferred loan option is not available in all states.

POLICY LAPSE AND REINSTATEMENT
The provisions for Policy Lapse and Reinstatement differ slightly for VEL 87 Policies and VEL 91 Policies.

The failure to make premium payments will not cause a VEL 87 Policy or VEL 91 Policy to lapse unless:

    (a) the Surrender Value is insufficient to cover the next Monthly Deduction plus loan interest accrued, if any; or

    (b) Debt exceeds Policy Value less surrender charges.

A 62-day grace period applies to each situation.

Even if the situation described in (a) above exists, the Policy will not lapse if you meet the so-called "Minimum Monthly Factor" test. The Minimum Monthly Factor test is only used to determine whether the Policy will enter the grace period for a certain period of months after the Date of Issue or following an increase in the Face Amount. This period is currently 48 months for a VEL 91 Policy and 12 months for a VEL 87 Policy. Under the Minimum Monthly Factor test, the Company determines two amounts:

    - the sum of the payments you have made, MINUS any Policy loans, withdrawals and withdrawal charges, and

    - the amount of the Minimum Monthly Factor (as set forth in the Policy) MULTIPLIED by the number of months the Policy has been in force or the number of months which have elapsed since the last increase in the Face Amount.

The Company then compares the first amount to the second amount. The Policy will not enter the grace period if the first amount is greater than the second amount.

If a VEL 87 Policy lapses, it may be reinstated within three years of the date of default (but not later than the Maturity Date). In order to reinstate, you must provide satisfactory Evidence of Insurability, and the payment of sufficient premium and of any unpaid first-year administrative charges which were due and not yet deducted. See POLICY TERMINATION AND REINSTATEMENT.

If a VEL 91 Policy lapses, it may be reinstated within three years of the date of default (but not later than the Final Premium Payment Date). In order to reinstate, you must pay the reinstatement premium and provide satisfactory Evidence of Insurability. The Company reserves the right to increase the Minimum Monthly Factor upon reinstatement. See POLICY TERMINATION AND REINSTATEMENT.

POLICY VALUE AND SURRENDER VALUE
The Policy Value is the total amount available for investment under the Policy at any time. It is the sum of the value of all Accumulation Units in the Sub-Accounts of the Separate Account and all accumulations in the General Account credited to the Policy. The Policy Value reflects the amount and frequency of Net Premiums paid, charges and deductions imposed under the Policy, interest credited to accumulations in the General Account, investment performance of the Sub-Account(s) to which Policy Value has been allocated, and partial withdrawals. The Policy Value may be relevant to the computation of the Death Proceeds. You bear the entire investment risk for amounts allocated to the Separate Account. The Company does not guarantee a minimum Policy Value.

The Surrender Value will be the Policy Value less any Debt and applicable surrender charges. The Surrender Value is relevant, for example, to the continuation of the Policy and in the computation of the amounts available upon partial withdrawals, Policy loans or surrender.

DEATH PROCEEDS
The Policy provides for the payment of certain Death Proceeds to the named Beneficiary upon the death of the Insured. Prior to the Final Premium Payment Date under a VEL 91 Policy (the Maturity Date under a VEL 87 Policy), the Death Proceeds will be equal to the Sum Insured, reduced by any outstanding Debt, partial withdrawals, partial withdrawal charges, and any Monthly Deductions due and not yet deducted through the Policy month in which the Insured dies.

Two Sum Insured Options are available. Under Option 1, the Sum Insured is the greater of the Face Amount of the Policy or the Guideline Minimum Sum Insured. Under Option 2, the Sum Insured is the greater of the Face Amount of the Policy plus the Policy Value or the Guideline Minimum Sum Insured. The Guideline Minimum Sum Insured is equivalent to a percentage (determined each month based on the Insured's Age) of the Policy Value. On or after the Final Premium Payment Date, the Death Proceeds will equal the Surrender Value. See THE POLICIES -- "Death Proceeds."

The Death Proceeds under the Policy may be received in a lump sum or under one of the Payment Options described in the Policy. See APPENDIX B -- DEATH PROCEEDS PAYMENT OPTIONS.

FLEXIBILITY TO ADJUST SUM INSURED
Subject to certain limitations, you may adjust the Sum Insured, and thus the Death Proceeds, at any time prior to the Maturity Date for VEL 87 Policies or the Final Premium Payment Date for VEL 91 Policies, by increasing or decreasing the Face Amount of the Policy. Any change in the Face Amount will affect the monthly cost of insurance charges and the amount of the surrender charge. If the Face Amount is decreased, a pro-rata surrender charge may be imposed. The Policy Value is reduced by the amount of the charge. See THE POLICIES -- "Change in the Face Amount."

The minimum increase in the Face Amount is $10,000, and any increase may also require additional Evidence of Insurability. The increase is subject to a "free-look period" and, during the first 24 months after the increase, to a conversion privilege. See THE POLICIES -- "Free-Look Period" and "Conversion Privileges."

ADDITIONAL INSURANCE BENEFITS
You have the flexibility to add additional insurance benefits by rider. These include the Waiver of Premium Rider, Accidental Death Benefit Rider, Guaranteed Insurability Rider, Other Insured Rider, Children's Insurance Rider, Exchange Option Rider, and Living Benefits Rider. See APPENDIX A -- OPTIONAL BENEFITS.

The cost of these optional insurance benefits will be deducted from the Policy Value as part of the Monthly Deduction. See CHARGES AND DEDUCTIONS -- "Monthly Deductions from the Policy Value."

FREE-LOOK PERIOD
The Policies provide for an initial free-look period. You may cancel the Policy by mailing or delivering it to the Principal Office or to an agent of the Company on or before the latest of:

    - 45 days after the application for the Policy is signed,

    - 10 days after you receive the Policy (or, if required by state law, the longer period indicated in the Policy), or

    - 10 days after the Company mails or personally delivers a Notice of Withdrawal Rights to you.


When you return the Policy, the Company will mail a refund to you within seven days. The refund of any premium paid by check may be delayed until the check has cleared your bank.

Where required by state law, the refund will equal the premiums paid. In all other states, the refund will equal the sum of:


    (1) the difference between the premium, including fees and charges paid, and any amount allocated to the Separate Account, PLUS

    (2) the value of the amounts allocated to the Separate Account, PLUS

    (3) any fees or charges imposed on the amounts allocated to the Separate Account.

The amount refunded in (1) above includes any premiums allocated to the General Account. Where required by state law, however, the Company will refund the entire amount of premiums paid. A free-look privilege also applies after a requested increase in the Face Amount. See THE POLICIES -- "Free-Look Period."

CONVERSION PRIVILEGES

During the first 24 Policy months after the Date of Issue, subject to certain restrictions, you may convert the Policy to a fixed flexible premium adjustable life insurance policy by simultaneously transferring all accumulated value in the Sub-Accounts to the General Account and instructing the Company to allocate all future premiums to the General Account. A similar conversion privilege is in effect for 24 Policy months after the date of an increase in the Face Amount. Where required by state law, and at your request, the Company will issue a flexible premium adjustable life insurance policy to you. The new policy will have the same Face Amount, issue Age, Date of Issue, and Premium Class as the original Policy. See THE POLICIES -- "Conversion Privileges."


POLICY FEES AND CHARGES

THERE ARE COSTS RELATED TO THE INSURANCE AND INVESTMENT FEATURES OF THE POLICY. FEES AND CHARGES TO COVER THESE COSTS ARE DEDUCTED IN SEVERAL WAYS.

DEDUCTIONS FROM EACH PREMIUM
A tax expense charge will be deducted from each premium payment to compensate the Company for premium taxes imposed by various states and local jurisdictions. The tax expense charge is currently 2 1/2% but may be increased or decreased to reflect changing tax rates. See CHARGES AND DEDUCTIONS -- "Tax Expense Charge."

MONTHLY DEDUCTIONS FROM THE POLICY VALUE
On the Date of Issue and each Monthly Payment Date, certain charges ("Monthly Deduction") will be deducted from the Policy Value. The Monthly Deduction consists of a charge for cost of insurance, a charge for administrative expenses, and a charge for the cost of any additional benefits provided by rider. You may instruct the Company to deduct the Monthly Deduction from one specific Sub-Account. If you do not, the Company will make a Pro-Rata Allocation of the charge. No Monthly Deductions are made on or after the Final Premium Payment Date. See CHARGES AND DEDUCTIONS -- "Monthly Deductions from the Policy Value."

The MONTHLY COST OF INSURANCE CHARGE is determined by multiplying the Insurance Amount at Risk for each Policy month by the applicable cost of insurance rate or rates. The Insurance Amount at Risk will be affected by any decreases or increases in the Face Amount.

A MONTHLY ADMINISTRATIVE CHARGE is made for administrative expenses. The charge is $25 per month for the first 12 Monthly Deductions and $5 per month thereafter. The charge is designed to reimburse the Company for the costs associated with issuing and administering the Policies, such as processing premium payments, Policy loans and loan repayments, changes in Sum Insured Option, and death claims. These charges also help cover the cost of providing annual statements and responding to Policyowner inquiries. If the Policy is surrendered in the first Policy year, the first-year monthly administrative charges will be deducted at surrender in addition to any surrender charges which may be applicable. Under VEL 91 Policies, the Monthly Administrative Charge is not assessed after the Final Premium Payment Date.

As noted above, certain ADDITIONAL INSURANCE RIDER BENEFITS are available under the Policies for an additional monthly charge. See APPENDIX A -- OPTIONAL BENEFITS.

DEDUCTIONS FROM THE SEPARATE ACCOUNT
A daily charge currently equivalent to an effective annual rate of 0.90% of the average daily net asset value of each Sub-Account of the Separate Account is imposed to compensate the Company for its assumption of certain mortality and expense risks. See CHARGES AND DEDUCTIONS -- "Charges Against Assets of the Separate Account."

The Underlying Funds also incur certain expenses which are reflected in the net asset value of the Sub-Accounts. See "Investment Options -- CHARGES OF THE UNDERLYING FUNDS," below.

OTHER CHARGES (NON-PERIODIC)

TRANSACTION CHARGE ON PARTIAL WITHDRAWALS

A transaction charge is assessed at the time of each partial withdrawal to reimburse the Company for the cost of processing the withdrawal. The transaction charge is the smaller of 2% of the amount withdrawn, or $25. The transaction fee applies to all partial withdrawals, including a Withdrawal without a surrender charge (described below). In addition to the transaction charge, a partial withdrawal charge also may be made under certain circumstances. See CHARGES AND DEDUCTIONS -- "Charges on Partial Withdrawal."


CHARGE FOR INCREASE IN THE FACE AMOUNT
For each increase in the Face Amount, a charge of $40 will be deducted from the Policy Value. This charge is designed to reimburse the Company for underwriting and administrative costs associated with the increase. See THE POLICIES -- "Change in the Face Amount" and CHARGES AND DEDUCTIONS -- "Charge for Increase in the Face Amount."

TRANSFER CHARGE
The first 12 transfers of Policy Value in a Policy year will be free of charge. Thereafter, with certain exceptions, a transfer charge of $10 will be imposed for each transfer request to reimburse the Company for the costs of processing the transfer. See THE POLICIES -- "Transfer Privilege" and CHARGES AND DEDUCTIONS -- "Transfer Charges."

SURRENDER CHARGES UNDER VEL 91 POLICIES

At any time that a VEL 91 Policy is in effect, the Policyowner may elect to surrender the VEL 91 Policy and receive its Surrender Value. A surrender charge is calculated upon issuance of the VEL 91 Policy and upon each increase in Face Amount. The surrender charge is only imposed if less than 12 years have elapsed from the Date of Issue or any increase in the Face Amount and you request a full surrender or a decrease in the Face Amount. If the Policy is surrendered, any $25 monthly administrative charges not yet deducted will be deducted at surrender.

SURRENDER CHARGE ON THE INITIAL FACE AMOUNT
The maximum surrender charge calculated upon issuance of the VEL 91 Policy is equal to the sum of (a) plus (b), where (a) is a deferred administrative charge, and (b) is a deferred sales charge.

The DEFERRED ADMINISTRATIVE CHARGE is $8.50 per thousand dollars of the initial Face Amount or of an increase in the Face Amount. The charge is designed to reimburse the Company for administrative costs associated with product research and development, underwriting, Policy administration, decreasing the Face Amount, and surrendering the Policy. The deferred sales charge is equal to 30% of the Guideline Annual Premium.

In accordance with state insurance regulations, the amount of the maximum surrender charge will not exceed a specified amount per $1,000 of the initial Face Amount, as indicated in APPENDIX E -- CALCULATION OF MAXIMUM SURRENDER CHARGES -- VEL 91 POLICIES. The maximum surrender charge remains level for the first 44 Policy months, reduces by 1% per month for the next 100 Policy months, and is zero thereafter. If you surrender the Policy before making premium payments associated with the initial Face Amount which are at least equal to the Guideline Annual Premium, the actual charge imposed will be less than the maximum. See THE POLICIES -- "Policy Surrender" and CHARGES AND DEDUCTIONS -- "Surrender Charge."

If you surrender the Policy during the first two Policy years following the Date of Issue, before making premium payments associated with the initial Face Amount which are at least equal to one Guideline Annual Premium, the deferred administrative charge will be $8.50 per thousand dollars of the initial Face Amount, as described above. The deferred sales charge, however, will not exceed 30% of premiums received. See THE POLICIES -- "Policy Surrender" and CHARGES AND DEDUCTIONS -- "Surrender Charge."

SURRENDER CHARGES FOR INCREASES IN THE FACE AMOUNT
A separate surrender charge will apply to and is calculated for each increase in Face Amount. The maximum surrender charge for the increase is equal to the sum of (a) plus (b), where (a) is equal to $8.50 per thousand dollars of increase, and (b) is equal to 30% of the Guideline Annual Premium for the increase. In accordance with limitations under state insurance regulations, the amount of the surrender charge will not exceed a specified amount per $1,000 of increase, as indicated in APPENDIX E -- CALCULATION OF MAXIMUM SURRENDER CHARGES -- VEL 91 POLICIES. As is true for the initial Face Amount, (a) is a deferred administrative charge, and (b) is a deferred sales charge. This maximum surrender charge remains level for the first 44 Policy months following the increase, reduces by 1% per month for the next 100 Policy months, and is zero thereafter. The actual surrender charge with respect to the increase may be less than the maximum. See THE POLICIES -- "Policy Surrender" and CHARGES AND DEDUCTIONS -- "Surrender Charge."

SURRENDER CHARGES ON DECREASES IN THE FACE AMOUNT

In the event of a decrease in the Face Amount, the surrender charge imposed is proportional to the charge that would apply to a full Policy surrender. For more information, see THE POLICIES -- "Policy Surrender", CHARGES AND DEDUCTIONS -- "Surrender Charge", and APPENDIX E -- CALCULATION OF MAXIMUM SURRENDER CHARGES -- VEL 91 POLICIES.


SURRENDER CHARGES UNDER VEL 87 POLICIES

At any time that a VEL 87 Policy is in effect, the Policyowner may elect to surrender the VEL 87 Policy and receive its Surrender Value. A surrender charge is calculated upon issuance of the Policy and upon each increase in the Face Amount. The surrender charge is only imposed if less than 12 years have elapsed from the Date of Issue or any increase in the Face Amount and you request a full surrender or a decrease in the Face Amount. If the Policy is surrendered, any $25 monthly administrative charges not yet deducted will be deducted at surrender.

SURRENDER CHARGE ON THE INITIAL FACE AMOUNT
The maximum surrender charge calculated upon issuance of the VEL 87 Policy is equal to the sum of (a) plus (b), where (a) is a deferred administrative charge equal to $4.50 per thousand dollars of the initial Face Amount, and (b) is a deferred sales charge equal to 30% of the Guideline Annual Premium times a factor which is not greater than 1.0 and is as specified in APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES -- VEL 87 POLICIES. As the factors used in calculating the deferred sales charge in (b) vary with the attained Age and Premium Class (smoker or non-smoker) of the Insured, the deferred sales charge may range between 10.25% and 30% of the Guideline Annual Premium. The maximum surrender charge remains level for the first 44 Policy months, reduces by 1% per month for the next 100 Policy months, and is zero thereafter. If you surrender the VEL 87 Policy before making premium payments associated with the initial Face Amount which are at least equal to the Guideline Annual Premium, the actual surrender charge imposed may be less than the maximum. See THE POLICIES -- "Policy Surrender" and CHARGES AND DEDUCTIONS -- "Surrender Charge."

SURRENDER CHARGE FOR INCREASES IN THE FACE AMOUNT
A separate surrender charge will apply to and is calculated for each increase in the Face Amount of a VEL 87 Policy. The maximum surrender charge for the increase is equal to the sum of (a) plus (b), where (a) is equal to $4.50 per thousand dollars of increase, and (b) is equal to 30% of the Guideline Annual Premium for the increase times a factor of not greater than 1.0, as specified in APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES -- VEL 87 POLICIES. As is true for the initial Face Amount, (a) is a deferred administrative charge, and
(b) is a deferred sales charge. This maximum surrender charge remains level for the first 44 Policy months following the increase, reduces by 1% per month for the next 100 Policy months, and is zero thereafter. The actual surrender charge with respect to the increase may be less than the maximum. See THE POLICIES -- "Policy Surrender" and CHARGES AND DEDUCTIONS -- "Surrender Charge."

SURRENDER CHARGES ON DECREASES IN THE FACE AMOUNT

In the event of a decrease in the Face Amount, the surrender charge imposed is proportional to the charge that would apply to a full surrender. For more information, see THE POLICIES -- "Policy Surrender", CHARGES AND DEDUCTIONS -- "Surrender Charge", and APPENDIX E -- CALCULATION OF MAXIMUM SURRENDER CHARGES -- VEL 91 POLICIES.


OTHER CHARGES

The Company reserves the right to impose a charge for the administrative costs associated with changing the Net Premium allocation instructions, for changing the allocation of any Monthly Deductions among the various Sub-Accounts, or for a projection of values. No such charges currently are imposed, and any such charge is guaranteed not to exceed $25. See CHARGES AND DEDUCTIONS -- "Other Administrative Charges."

INVESTMENT OPTIONS


The Policies permit Net Premiums to be allocated either to the General Account or to the Separate Account. The Separate Account currently is comprised of 22 Sub-Accounts ("Sub-Accounts"). Of these 22 Sub-Accounts, 21 are available to the Policies. You may have allocations in up to 20 Sub-Accounts. Each Sub-Account invests exclusively in a corresponding Underlying Fund of the Allmerica Investment Trust (the "Trust") managed by Allmerica Financial Investment Management Services, Inc. ("AFIMS"), Fidelity Variable Insurance Products Fund ("Fidelity VIP") and Fidelity Variable Insurance Products Fund II ("Fidelity VIP II") managed by Fidelity Management & Research Company ("FMR"), T. Rowe Price International Series, Inc. ("T. Rowe Price") managed by Rowe Price-Fleming International, Inc. ("Price-Fleming"), with respect to the T. Rowe Price International Stock Portfolio, or the Delaware Group Premium Fund, Inc. ("DGPF") managed by Delaware International Advisers, Ltd. with respect to the International Equity Series. You may transfer Policy Value among the available Sub-Accounts and between the Sub-Accounts and the General Account, subject to certain limitations described under THE POLICIES -- "Transfer Privilege." The

Trust, Fidelity VIP, Fidelity VIP II, T. Rowe Price and DGPF are open-end, diversified series management investment companies. The following Underlying Funds are available under the Policy:


ALLMERICA INVESTMENT TRUST          VARIABLE INSURANCE PRODUCTS FUND
----------------------------------  -----------------------------------------------------
Select Aggressive Growth Fund       Fidelity VIP Overseas Portfolio
Select Capital Appreciation Fund    Fidelity VIP Equity-Income Portfolio
Select Value Opportunity Fund       Fidelity VIP Growth Portfolio
Select Emerging Markets Fund        Fidelity VIP High Income Portfolio
Select International Equity Fund    Fidelity VIP Money Market Portfolio
Select Growth Fund
Select Strategic Growth Fund        VARIABLE INSURANCE PRODUCTS FUND II
                                    -----------------------------------------------------
Growth Fund                         Fidelity VIP II Asset Manager Portfolio
Equity Index Fund
Select Growth and Income Fund       T. ROWE PRICE INTERNATIONAL SERIES, INC.
                                    -----------------------------------------------------
Investment Grade Income Fund        T. Rowe Price International Stock Portfolio
Government Bond Fund
Money Market Fund                   DELAWARE GROUP PREMIUM FUND, INC.
                                    -----------------------------------------------------
                                    DGPF International Equity Series


Each of the Underlying Funds has its own investment objectives. Certain Underlying Funds, however, have investment objectives similar to certain other Underlying Funds.

The value of each Sub-Account will vary daily depending upon the performance of the Underlying Fund in which it invests. Each Sub-Account reinvests dividends or capital gains distributions received from an Underlying Fund in additional shares of that Underlying Fund. There can be no assurance that the investment objectives of the Underlying Funds can be achieved.


CHARGES OF THE UNDERLYING FUNDS


In addition to the charges described above, certain fees and expenses are deducted from the assets of the Underlying Funds. The levels of fees and expenses vary among the Underlying Funds. The following table shows the expenses of the Underlying Funds for 1998. For more information concerning fees and expenses, see the prospectuses of the Underlying Funds.

                                                             MANAGEMENT FEE      OTHER EXPENSES      TOTAL FUND EXPENSES
                                                            (AFTER VOLUNTARY    (AFTER APPLICABLE      (AFTER WAIVERS/
UNDERLYING FUND                                                 WAIVERS)         REIMBURSEMENTS)       REIMBURSEMENTS)
---------------------------------------------------------  ------------------  -------------------  ---------------------
Select Aggressive Growth Fund............................         0.88%                 0.07%              0.95%(1)(2)
Select Capital Appreciation Fund.........................         0.94%                 0.10%              1.04%(1)(2)
Select Value Opportunity Fund............................         0.90%(1)*             0.08%              0.98%(1)(2)*
Select Emerging Markets Fund (@).........................         1.00%*                1.19%              2.19%(1)(2)*
Select International Equity Fund.........................         0.90%                 0.12%              1.02%(1)(2)
DGPF International Equity Series.........................         0.82%(4)              0.13%              0.95%(4)
Fidelity VIP Overseas Portfolio..........................         0.74%                 0.17%              0.91%(3)
T. Rowe Price International Stock Portfolio..............         1.05%                 0.00%              1.05%
Select Growth Fund.......................................         0.81%**               0.05%              0.86%(1)(2)**
Select Strategic Growth Fund (@).........................         0.39%*                0.81%              1.20%(1)(2)*
Growth Fund..............................................         0.44%                 0.05%              0.49%(1)(2)
Fidelity VIP Growth Portfolio............................         0.59%                 0.09%              0.68%(3)
Equity Index Fund........................................         0.29%                 0.07%              0.36%(1)
Select Growth and Income Fund............................         0.68%                 0.05%              0.73%(1)(2)
Fidelity VIP Equity-Income Portfolio.....................         0.49%                 0.09%              0.58%(3)
Fidelity VIP II Asset Manager Portfolio..................         0.54%                 0.10%              0.64%(3)
Fidelity VIP High Income Portfolio.......................         0.58%                 0.12%              0.70%(3)
Investment Grade Income Fund.............................         0.43%                 0.09%              0.52%(1)
Government Bond Fund.....................................         0.50%                 0.14%              0.64%(1)
Money Market Fund........................................         0.26%                 0.06%              0.32%(1)
Fidelity VIP Money Market Fund...........................         0.20%                 0.10%              0.30%



(@) Select Emerging Markets Fund and Select Strategic Growth Fund commenced operations on February 20, 1998. Expenses shown are annualized.



* Amount has been adjusted to reflect a voluntary expense limitation currently in effect for Select Emerging Markets Fund, Select Value Opportunity Fund, and Select Strategic Growth Fund. Without these adjustments, the Management Fees and Total Fund Expenses would have been 1.35% and 2.54%, respectively for Select Emerging Markets Fund, 0.91% and 0.99%, respectively, for Select Value Opportunity Fund, and 0.85% and 1.66%, respectively, for Select Strategic Growth Fund.



** Effective June 1, 1998, the management fee rate for the Select Growth Fund was revised. The Management Fee and Total Fund Expense ratios shown in the table above have been adjusted to assume that the revised rates took effect January 1, 1998.



(1) Until further notice, Allmerica Financial Investment Management Services, Inc. ("AFIMS") has declared a voluntary expense limitation of 1.35% of average net assets for Select Aggressive Growth Fund and Select Capital Appreciation Fund, 1.25% for Select Value Opportunity Fund, 1.50% for Select International Equity Fund, 1.20% for Growth Fund and Select Growth Fund, 1.10% for Select Growth and Income Fund, Investment Grade Income Fund and Government Bond Fund, and 0.60% for Money Market Fund and Equity Index Fund. The total operating expenses of these Funds of the Trust were less than their respective expense limitations throughout 1998.


Until further notice, AFIMS has declared a voluntary expense limitation of 1.20% of average daily net assets for the Select Strategic Growth Fund. In addition, AFIMS has agreed to voluntarily waive its management fee to the extent that expenses of the Select Emerging Markets Fund exceed 2.00% of the Fund's average daily net assets, except that such waiver shall not exceed the net amount of management fees earned by AFIMS from the Fund after subtracting fees paid by AFIMS to a sub-adviser.

Until further notice, the Select Value Opportunity Fund's management fee rate has been voluntarily limited to an annual rate of 0.90% of average daily net assets, and total expenses are limited to 1.25% of average daily net assets.



The declaration of a voluntary management fee or expense limitation in any year does not bind AFIMS to declare future expense limitations with respect to these Funds. These limitations may be terminated at any time.



(2) These funds have entered into agreements with brokers whereby brokers rebate a portion of commissions. Had these amounts been treated as reductions of expenses, the total annual fund operating expense ratios would have been 2.19% for Select Emerging Markets Fund, 0.92% for Select Aggressive Growth Fund, 1.02% for Select Capital Appreciation Fund, 0.94% for Select Value Opportunity Fund, 1.01% for Select International Equity Fund, 0.84% for Select Growth Fund, 1.14% for Select Strategic Growth Fund, 0.46% for Growth Fund; and 0.70% for Select Growth and Income Fund.



(3) A portion of the brokerage commissions that certain funds paid were used to reduce fund expenses. In addition, certain funds, or Fidelity Management & Research Company on behalf of certain funds, have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce custodian expenses. Including these reductions, the total operating expenses presented in the table would have been 0.57% for Fidelity VIP Equity-Income Portfolio, 0.66% for Fidelity VIP Growth Portfolio, 0.89% for Fidelity VIP Overseas Portfolio and 0.63% for Fidelity VIP II Asset Manager Portfolio.



(4) Effective May 1, 1999, Delaware International Advisers Ltd., the investment adviser for the DGPF International Equity Series, has agreed to limit total annual expenses of the fund to 0.95%. This limitation replaces a prior limitation of 0.95% that expired on April 30, 1999. The new limitation will be in effect through October 31, 1999. For the fiscal year ended December 31, 1998, the actual ratio of total annual expenses was 0.98%.



The Underlying Fund information above was provided by the Underlying Funds and was not independently verified by the Company.


TAXATION OF THE POLICIES

The Policies generally are subject to the same federal income tax treatment as a conventional fixed benefit life insurance policies. Under current tax law, to the extent there is no change in benefits, the Policyowner will be taxed on Policy Value withdrawn from the Policy only to the extent that the amount withdrawn exceeds the total premiums paid. Withdrawals in excess of premiums paid will be treated as ordinary income. During the first 15 Policy years, however, an "interest-first" rule applies to any distribution of cash that is required under Section 7702 of the Code because of a reduction in benefits under the Policy. Death Proceeds under the Policy are generally excludable from the gross income of the Beneficiary, but in some circumstances the Death Proceeds or the Policy Value may be subject to federal estate tax. See FEDERAL TAX CONSIDERATIONS -- "Taxation of the Policies."

The Policy may be considered a "modified endowment contract" if it fails a "seven-pay" test at any time during the first seven Policy years or seven years, or within seven years of a material change in the Policy. The Policy fails to satisfy the seven-pay test if the cumulative premiums paid under the Policy at any time during the first seven Policy years, or within seven years of a material change in the Policy, exceed the sum of the net level premiums that would have been paid had the Policy provided for paid-up future benefits after the payment of seven level premiums. If the Policy is considered a modified endowment contract, all distributions (including Policy loans, partial withdrawals, Policy surrenders or assignments) will be taxed on an "income-first" basis. With certain exceptions, an additional 10% penalty will be imposed on the portion of any distribution that is includible in income. For more information, see FEDERAL TAX CONSIDERATIONS -- "Modified Endowment Contracts."

               DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT,
                            AND THE UNDERLYING FUNDS

THE COMPANY


The Company is a life insurance company organized under the laws of Delaware in July 1974. Its Principal Office is located at 440 Lincoln Street, Worcester, Massachusetts 01653, Telephone 508-855-1000. As of December 31, 1998, the Company had over $14 billion in assets and over $26 billion of life insurance in force. The Company is subject to the laws of the state of Delaware governing insurance companies and to regulation by the Commissioner of Insurance of Delaware. In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate.


Effective October 1, 1995, the Company changed its name from SMA Life Assurance Company to Allmerica Financial Life Insurance and Annuity Company. The Company is an indirect wholly owned subsidiary of First Allmerica Financial Life Insurance Company ("First Allmerica") which, in turn, is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC"). First Allmerica, originally organized under the laws of Massachusetts in 1844 as a mutual life insurance company and known as State Mutual Life Assurance Company of America, converted to a stock life insurance company and adopted its present name on October 16, 1995. First Allmerica is the fifth oldest life insurance company in America.

The Company is a charter member of the Insurance Marketplace Standards Association ("IMSA"). Companies that belong to IMSA subscribe to a rigorous set of standards that cover the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving sales and service of individual life insurance and annuity products.

THE SEPARATE ACCOUNT


The Separate Account was authorized by vote of the Board of Directors of the Company on April 2, 1987. The Separate Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve the supervision of its management or investment practices or policies of the Separate Account or the Company by the SEC.


The assets used to fund the variable portion of the Policies are set aside in the Separate Account, and are kept separate from the general assets of the Company. Under Delaware law, assets equal to the reserves and other liabilities of the Separate Account may not be charged with any liabilities arising out of any other business of the Company. The Separate Account currently has 21 Sub-Accounts. Each Sub-Account is administered and accounted for as part of the general business of the Company, but the income, capital gains, or capital losses of each Sub-Account are allocated to such Sub-Account, without regard to other income, capital gains or capital losses of the Company or the other Sub-Accounts. Each Sub-Account invests exclusively in a corresponding Underlying Fund of one of the following investment companies:

    - Allmerica Investment Trust

    - Variable Insurance Products Fund

    - Variable Insurance Products Fund II

    - T. Rowe Price International Series, Inc.

    - Delaware Group Premium Fund, Inc.

The assets of each Underlying Fund are held separate from the assets of the other Underlying Funds. Each Underlying Fund operates as a separate investment vehicle, and the income or losses of one Underlying Fund generally have no effect on the investment performance of another Underlying Fund. Shares of each Underlying Fund are not offered to the general public, but solely to separate accounts of life insurance companies, such as the Separate Account.

The Company reserves the right, subject to compliance with applicable law, to change the names of the Sub-Accounts and the Separate Account.

ALLMERICA INVESTMENT TRUST

Allmerica Investment Trust (the "Trust") is an open-end, diversified management investment company registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of the Trust or its separate investment funds.


The Trust was established by First Allmerica as a Massachusetts business trust on October 11, 1984, for the purpose of providing a vehicle for the investment of assets of various separate accounts established by the Company, or other insurance companies. Thirteen investment portfolios of the Trust ("Funds") are available under the Policy, each issuing a series of shares: Select Aggressive Growth Fund, Select Capital Appreciation Fund, Select Value Opportunity Fund, Select Emerging Markets Fund, Select International Equity Fund, Select Growth Fund, Select Strategic Growth Fund, Growth Fund, Equity Index Fund, Select Growth and Income Fund, Investment Grade Income Fund, Government Bond Fund and Money Market Fund.


Allmerica Financial Investment Management Services, Inc. ("AFIMS") serves as investment adviser of the Trust, and has entered into sub-advisory agreements with other investment managers ("Sub-Advisers") who manage the investments of the Underlying Funds of the Trust. See INVESTMENT ADVISORY SERVICES -- "Investment Advisory Services to the Trust."


VARIABLE INSURANCE PRODUCTS FUND



Variable Insurance Products Fund ("Fidelity VIP"), managed by Fidelity Management & Research Company ("FMR"), is an open-end, diversified, management investment company organized as a Massachusetts business trust on November 13, 1981, and is registered with the SEC under the 1940 Act. Five of its investment portfolios are available under the Policy: Fidelity VIP High Income Portfolio, Fidelity VIP Equity-Income Portfolio, Fidelity VIP Growth Portfolio, Fidelity VIP Overseas Portfolio, and Fidelity VIP Money Market Portfolio.


Various Fidelity companies perform certain activities required to operate Fidelity VIP. FMR is one of America's largest investment management organizations, and has its principal business address at 82 Devonshire Street, Boston, Massachusetts. It is composed of a number of different companies which provide a variety of financial services and products. FMR is the original Fidelity company, founded in 1946. It provides a number of mutual funds and other clients with investment research and portfolio management services.


VARIABLE INSURANCE PRODUCTS FUND II



Variable Insurance Products Fund II ("Fidelity VIP II"), managed by FMR (see discussion under "Variable Insurance Products Fund"), is an open-end, diversified, management investment company organized as a Massachusetts business trust on March 21, 1988, and is registered with the SEC under the 1940 Act. One of its investment portfolios is available under the Policy: the Fidelity VIP II Asset Manager Portfolio. See "Investment Advisory Services to Fidelity VIP and Fidelity VIP II Funds."

T. ROWE PRICE INTERNATIONAL SERIES, INC.

T. Rowe Price International Series, Inc. ("T. Rowe Price"), managed by Rowe Price-Fleming International, Inc. ("Price-Fleming"), is an open-end, diversified management investment company organized in 1994 as a Maryland corporation, and is registered with the SEC under the 1940 Act. One of its investment portfolios is available under the Policy: the T. Rowe Price International Stock Portfolio. (See "Investment Advisory Services to T. Rowe Price").

DELAWARE GROUP PREMIUM FUND, INC.

Delaware Group Premium Fund, Inc. ("DGPF") is an open-end, diversified management investment company registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of DGPF or its separate investment series. DGPF was established to provide a vehicle for the investment of assets of various separate accounts supporting variable insurance policies. One investment portfolio ("Series") is available under the Policy: the International Equity Series. The Investment adviser for the International Equity Series is Delaware International Advisers Ltd. ("Delaware International"). See "Investment Advisory Services to DGPF."

                       INVESTMENT OBJECTIVES AND POLICIES

A summary of investment objectives of each of the Underlying Funds is set forth below. The Underlying Funds are listed by general investment risk characteristics. MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE UNDERLYING FUNDS AND OTHER RELEVANT INFORMATION REGARDING THE UNDERLYING FUNDS MAY BE FOUND IN THEIR RESPECTIVE PROSPECTUSES WHICH ACCOMPANY THIS PROSPECTUS AND SHOULD BE READ CAREFULLY BEFORE INVESTING. The statements of additional information of the Underlying Funds are available upon request. There can be no assurance that the investment objectives of the Underlying Funds can be achieved.

SELECT AGGRESSIVE GROWTH FUND -- seeks above-average capital appreciation by investing primarily in common stocks of companies which are believed to have significant potential for capital appreciation.

SELECT CAPITAL APPRECIATION FUND -- seeks long-term growth of capital. Realization of income is not a significant investment consideration, and any income realized on the Fund's investments will be incidental to its primary objective. The Fund invests primarily in common stock of industries and companies which are believed to be experiencing favorable demand for their products and services, and which operate in a favorable competitive environment and regulatory climate.

SELECT VALUE OPPORTUNITY FUND -- seeks long-term growth of capital by investing primarily in a diversified portfolio of common stocks of small and mid-size companies, whose securities at the time of purchase are considered by the Sub-Adviser to be undervalued.

SELECT EMERGING MARKETS FUND -- seeks long-term growth of capital by investing in the world's emerging markets.

SELECT INTERNATIONAL EQUITY FUND -- seeks maximum long-term total return (capital appreciation and income) primarily by investing in common stocks of established non-U.S. companies.

DGPF INTERNATIONAL EQUITY SERIES -- seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers providing the potential for capital appreciation and income.

FIDELITY VIP OVERSEAS PORTFOLIO -- seeks long-term growth of capital primarily through investments in foreign securities and provides a means for aggressive investors to diversify their own portfolios by participating in companies and economies outside of the United States.

T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO -- seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.

SELECT GROWTH FUND -- seeks to achieve long-term growth of capital by investing in a diversified portfolio consisting primarily of common stocks selected on the basis of their long-term growth potential.

SELECT STRATEGIC GROWTH FUND -- seeks long-term growth of capital by investing primarily in common stocks of established companies.

GROWTH FUND -- is invested in common stocks and securities convertible into common stocks that are believed to represent significant underlying value in relation to current market prices. The objective of the Growth Fund is to achieve long-term growth of capital. Realization of current investment income, if any, is incidental to this objective.

FIDELITY VIP GROWTH PORTFOLIO -- seeks to achieve capital appreciation. The Portfolio normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation also may be found in other types of securities, including bonds and preferred stocks.

EQUITY INDEX FUND -- seeks to provide investment results that correspond to the aggregate price and yield performance of a representative selection of United States publicly traded common stocks. The Equity Index Fund seeks to achieve its objective by attempting to replicate the aggregate price and yield performance of the S&P 500 Stocks.

SELECT GROWTH AND INCOME FUND -- seeks a combination of long-term growth of capital and current income. The Fund will invest primarily in dividend-paying common stocks and securities convertible into common stocks.

FIDELITY VIP EQUITY-INCOME PORTFOLIO -- seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Portfolio also will consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500. The Portfolio may invest in high-yielding, lower-rated fixed-income securities (commonly referred to as "junk bonds") which are subject to greater risk than investments in higher-rated securities. See "Risks of Lower-Rated Debt Securities" in the Fidelity VIP prospectus.

FIDELITY VIP II ASSET MANAGER PORTFOLIO -- seeks high total return with reduced risk over the long term by allocating its assets among domestic and foreign stocks, bonds and short-term money market instruments.

FIDELITY VIP HIGH INCOME PORTFOLIO -- seeks to obtain a high level of current income by investing primarily in high-yielding, lower-rated fixed-income securities (commonly referred to as "junk bonds"), while also considering growth of capital. These securities often are considered to be speculative and involve greater risk of default or price changes than securities assigned a high-quality rating. See "Risks of Lower-Rated Debt Securities" in the Fidelity VIP prospectus.

INVESTMENT GRADE INCOME FUND -- is invested in a diversified portfolio of fixed income securities with the objective of seeking as high a level of total return (including both income and capital appreciation) as is consistent with prudent investment management.

GOVERNMENT BOND FUND -- has the investment objectives of seeking high income, preservation of capital and maintenance of liquidity, primarily through investments in debt instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and in related options, futures and repurchase agreements.

MONEY MARKET FUND -- is invested in a diversified portfolio of high-quality, short-term money market instruments with the objective of obtaining maximum current income consistent with the preservation of capital and liquidity.

FIDELITY VIP MONEY MARKET PORTFOLIO -- seeks to obtain as high a level of current income as is consistent with preserving capital and providing liquidity. The Money Market Portfolio will invest only in high-quality money market instruments.

CERTAIN UNDERLYING FUNDS HAVE INVESTMENT OBJECTIVES AND/OR POLICIES SIMILAR TO THOSE OF OTHER UNDERLYING FUNDS. THEREFORE, TO CHOOSE THE SUB-ACCOUNTS WHICH WILL BEST MEET YOUR NEEDS AND OBJECTIVES, CAREFULLY READ THE PROSPECTUSES OF THE TRUST, FIDELITY VIP, FIDELITY VIP II, T. ROWE PRICE AND DGPF, ALONG WITH THIS PROSPECTUS. IN SOME STATES, INSURANCE REGULATIONS MAY RESTRICT THE AVAILABILITY OF PARTICULAR SUB-ACCOUNTS.

If required in your state, in the event of a material change in the investment policy of a Sub-Account or the Underlying Fund in which it invests, you will be notified of the change. If you have Policy Value in that Sub-Account, the Company will transfer it without charge on Written Request within sixty (60) days of the later of (1) the effective date of such change in the investment policy, or (2) your receipt of the notice of the right to transfer. You may then change the percentages of your premium and deduction allocations.

                          INVESTMENT ADVISORY SERVICES

INVESTMENT ADVISORY SERVICES TO THE TRUST
The overall responsibility for the supervision of the affairs of the Trust vests in the Trustees. The Trustees have entered into a Management Agreement with AFIMS to handle the day-to-day affairs of the Trust. AFIMS, subject to review by the Trustees, is responsible for the general management of the Funds. AFIMS also performs certain administrative and management services for the Trust, furnishes to the Trust all necessary office space, facilities and equipment, and pays the compensation, if any, of officers and Trustees who are affiliated with AFIMS. Allmerica Asset Management, Inc., an indirect wholly owned subsidiary of AFC, is an affiliate of the Company.

Other than the expenses specifically assumed by AFIMS under the Management Agreement, all expenses incurred in the operation of the Trust are borne by it, including fees and expenses associated with the registration and qualification of the Trust's shares under the Securities Act of 1933 ("1933 Act"), other fees payable to the SEC, independent public accountant, legal and custodian fees, association membership dues, taxes, interest, insurance premiums, brokerage commissions, fees and expenses of the Trustees who are not affiliated with AFIMS, expenses for proxies, prospectuses, reports to shareholders, and other expenses.

For providing its services under the Management Agreement, AFIMS will receive a fee, computed daily at an annual rate based on the average daily net asset value of each Fund as follows:

Select Aggressive Growth Fund  First $100 million       1.00%
                               Next $150 million        0.90%
                               Over $250 million        0.85%

Select Capital Appreciation    First $100 million
Fund                                                    1.00%
                               Next $150 million        0.90%
                               Over $250 million        0.85%

Select Value Opportunity Fund  First $100 million       1.00%
                               Next $150 million        0.85%
                               Next $250 million        0.80%
                               Next $250 million        0.75%
                               Over $750 million        0.70%

Select Emerging Markets Fund   *                        1.35%

Select International Equity    First $100 million
Fund                                                    1.00%
                               Next $150 million        0.90%
                               Over $250 million        0.85%

Select Growth Fund             First $250 million       0.85%
                               Next $250 million        0.80%
                               Next $250 million        0.75%
                               Over $750 million        0.70%

Select Strategic Growth Fund   *                        0.85%

Growth Fund                    First $250 million       0.60%
                               Next $250 million        0.40%
                               Over $500 million        0.35%

Equity Index Fund              First $50 million        0.35%
                               Next $200 million        0.30%
                               Over $250 million        0.25%

Select Growth and Income Fund  First $100 million       0.75%
                               Next $150 million        0.70%
                               Over $250 million        0.65%

Investment Grade Income Fund   First $50 million        0.50%
                               Next $50 million         0.45%
                               Over $100 million        0.40%

Government Bond Fund           *                        0.50%

Money Market Fund              First $50 million        0.35%
                               Next $200 million        0.25%
                               Over $250 million        0.20%



* For the Select Emerging Markets Fund, the Select Strategic Growth Fund and the Government Bond Fund, the investment management fee does not vary according to the level of assets in the Fund.



Pursuant to the Management Agreement with the Trust, AFIMS has entered into agreements ("Sub-Adviser Agreements") with other investment advisers ("Sub-Advisers") under which each Sub-Adviser manages the investments of one or more of the Funds. Under the Sub-Adviser Agreement, the Sub-Adviser is authorized to engage in portfolio transactions on behalf of the applicable Fund, subject to such general or specific instructions as may be given by the Trustees. AFIMS is solely responsible for the payment of all fees for investment management services to the Sub-Advisers.


The prospectus of the Trust contains additional information concerning the Funds, including information about additional expenses paid by the Funds, including sub-adviser fees, and should be read in conjunction with this Prospectus.

INVESTMENT ADVISORY SERVICES TO FIDELITY VIP AND FIDELITY VIP II FUNDS

For managing investments and business affairs, each Portfolio pays a monthly management fee to FMR. The prospectuses of Fidelity VIP and Fidelity VIP II contain additional information concerning the Portfolios, including information about additional expenses paid by the Portfolios, and should be read in conjunction with this Prospectus.



The fee for each fund is calculated by adding a group fee rate to an individual fund fee rate, multiplying the result by the fund's monthly average net assets, and dividing by twelve.

The Fidelity VIP Money Market Portfolio's management fee is (a) the sum of a group fee rate and an individual fund fee rate of 0.03%, and (b) the addition of an income component of 6% of the Portfolio's gross income in excess of a 5% annual yield. The result is multiplied by the Portfolio's average net assets. The group fee rate, which is based on the average net assets of all of the mutual funds advised by FMR, cannot rise above 0.37%, and it drops as total assets under management increase. The income component cannot rise above 0.24%.


The Fidelity VIP High Income Portfolio's annual fee rate is made up of the sum of two components:



1. A group fee rate based on the average net assets of all the mutual funds advised by FMR. On an annual basis, this rate cannot rise above 0.37%, and drops as total assets under management increase.



2. An individual fund fee rate of 0.45% for the Fidelity VIP High Income Portfolio.



The fee rates of each of the Fidelity VIP Equity-Income, Fidelity VIP Growth, Fidelity VIP II Asset Manager and Fidelity VIP Overseas Portfolios are made up of two components:



1. A group fee rate based on the average net assets of all the mutual funds advised by FMR. On an annual basis, this rate cannot rise above 0.52%, and will drop as total assets under management increase.



2. An individual fund fee rate of 0.20% for the Fidelity VIP Equity-Income Portfolio, 0.30% for the Fidelity VIP Growth Portfolio, 0.25% for the Fidelity VIP II Asset Manager Portfolio and 0.45% for the Fidelity VIP Overseas Portfolio.



Thus, the Fidelity VIP High Income Portfolio may have a fee as high as 0.82% of its average net assets. The Fidelity VIP Equity-Income Portfolio may have a fee as high as 0.72% of its average net assets. The Fidelity VIP Growth Portfolio may have a fee as high as 0.82% of its average net assets. The Fidelity VIP II Asset Manager Portfolio may have a fee as high as 0.77% of its average net assets. The Fidelity VIP Overseas Portfolio may have a fee as high as 0.97% of its average net assets. The actual fee rate may be less depending on the total assets in the funds advised by FMR.


INVESTMENT ADVISORY SERVICES TO T. ROWE PRICE

The Investment Adviser for the T. Rowe Price International Stock Portfolio is Rowe Price-Fleming International, Inc. ("Price-Fleming"). Price-Fleming, founded in 1979 as a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings, Limited, is one of the largest no-load international mutual fund asset managers with approximately $32 billion (as of December 31, 1998) under management in its offices in Baltimore, London, Tokyo, Hong Kong, Singapore and Buenos Aires. To cover investment management and operating expenses, the T. Rowe Price International Stock Portfolio pays Price-Fleming a single, all-inclusive fee of 1.05% of its average daily net assets. An affiliate of Price-Fleming, T. Rowe Price Associates, Inc. serves as Sub-Adviser to the Select Capital Appreciation Fund of the Trust.


INVESTMENT ADVISORY SERVICES TO DGPF

Each Series of DGPF pays an investment adviser an annual fee for managing the portfolios and making the investment decisions for the Series. The investment adviser for the International Equity Series is Delaware International Advisers Ltd. ("Delaware International"). The annual fee paid by the International Equity Series to Delaware International is based on the average daily net assets of the Series as follows: 0.85% on the first $500 million, 0.80% on the next $500 million, 0.75% on the next $1,500 million and 0.70% on net assets in excess of $2,500 million.


               ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

The Company reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Sub-Accounts or that the Sub-Accounts may purchase. If the shares of any Underlying Fund are no longer available for investment or if in the Company's judgment further investment in any Underlying Fund should become inappropriate in view of the purposes of the Separate

Account or the affected Sub-Account, the Company may redeem the shares of that Underlying Fund and substitute shares of another registered open-end management company. The Company will not substitute any shares attributable to the Policy interest in a Sub-Account without notice to the Policyowner and prior approval of the SEC and state insurance authorities, to the extent required by law. The Separate Account may, to the extent permitted by law, purchase other securities for other policies or permit a conversion between policies upon request by the Policyowner.

The Company also reserves the right to establish additional Sub-Accounts of the Separate Account, each of which would invest in shares of a new Underlying Fund or in shares of another investment company. Subject to applicable law and any required SEC approval, the Company may, in its sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Policyowners on a basis to be determined by the Company.

Shares of the Funds of the Trust also are issued to Separate Accounts of the Company and its affiliates which issue variable annuity contracts ("mixed funding"). Shares of the Portfolios of Fidelity VIP and Fidelity VIP II, the Portfolio of T. Rowe Price and the Series of DGPF also are issued to other unaffiliated insurance companies ("shared funding"). It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life Policyowners or variable annuity contract owners. Although the Company and the Underlying Funds currently do not foresee any such disadvantages to either variable life insurance Policyowners or variable annuity contract owners, the Company and the respective Trustees intend to monitor events in order to identify any material conflicts and to determine what action, if any, should be taken. If the Trustees were to conclude that separate Funds should be established for variable life and variable annuity separate accounts, the Company will bear the expenses.

If any of these substitutions or changes is made, the Company may endorse the Policies to reflect the substitution or change, and will notify Policyowners of all such changes. If the Company deems it to be in the best interest of Policyowners, and subject to any approvals that may be required under applicable law, the Separate Account or any Sub-Account(s) may be operated as a management company under the 1940 Act, may be deregistered under the 1940 Act if registration is no longer required, or may be combined with other Sub-Accounts or other Separate Accounts of the Company.

                                 VOTING RIGHTS

To the extent required by law, the Company will vote Underlying Fund shares held by each Sub-Account in accordance with instructions received from Policyowners with Policy Value in such Sub-Account. If the 1940 Act or any rules thereunder should be amended, or if the present interpretation of the 1940 Act or such rules should change and, as a result the Company determines that it is permitted to vote shares in its own right, whether or not such shares are attributable to the Policies, the Company reserves the right to do so.

Each person having a voting interest will be provided with proxy materials of the respective Underlying Fund, together with an appropriate form with which to give voting instructions to the Company. Shares held in each Sub-Account for which no timely instructions are received will be voted in proportion to the instructions which have been received by the Company. The Company also will vote shares held in the Separate Account that it owns and which are not attributable to the Policies in the same proportion.

The number of votes which the Policyowner has the right to instruct will be determined by the Company as of the record date established for the Underlying Fund. This number is determined by dividing the Policyowner's Policy Value in the Sub-Account, if any, by the net asset value of one share in the corresponding Underlying Fund in which the assets of the Sub-Account are invested.


We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the Fund shares be voted so as (1) to cause a change in the sub-classification or investment objective of one or more of the Funds, or (2) to approve or disapprove an investment advisory contract for the Funds. In addition, we may disregard voting instructions that are in favor of any change in the investment policies or in any investment adviser or principal underwriter if the change has been initiated by Policyowners or the Trustees. Our disapproval of any such change must be reasonable and, in the case of a change in investment policies or investment adviser, based on a good faith determination that such change would be contrary to state law or otherwise is inappropriate in light of the objectives and purposes of the Funds. In the event we do disregard voting instructions, a summary of and the reasons for that action will be included in the next periodic report to Policyowners.


                                  THE POLICIES

APPLYING FOR THE POLICY

The Policy cannot be issued until the underwriting procedure has been completed. Upon receipt at its Principal Office of a completed application from a prospective Policyowner, the Company will follow certain insurance underwriting procedures designed to determine whether the proposed Insured is insurable. This process may involve medical examinations, and may require that further information be provided by the proposed Policyowner before a determination of insurability can be made. The Company reserves the right to reject an application which does not meet its underwriting guidelines, but in underwriting insurance, the Company complies with all applicable federal and state prohibitions concerning unfair discrimination.

CONDITIONAL INSURANCE AGREEMENT
It is possible to obtain life insurance protection during the underwriting process through a Conditional Insurance Agreement. If at the time of application you make a payment equal to at least one "Minimum Monthly Factor" for the Policy as applied for, the Company will provide fixed conditional insurance in the amount of insurance applied for up to a maximum of $500,000, pending underwriting approval. This coverage generally will continue for a maximum of 90 days from the date of the application or the completion of a medical exam, should one be required. In no event will any insurance proceeds be paid under the Conditional Insurance Agreement if death is by suicide.

If the application is approved, the Policy will be issued as of the date the terms of the Conditional Insurance Agreement were met. If no Conditional Insurance Agreement is in effect because the prospective Policyowner does not wish to make any payment until the Policy is issued or has paid an initial premium that is not sufficient to place the Policy in force, upon delivery of the Policy the Company will require payment of sufficient premium to place the insurance in force.

PREMIUMS HELD IN THE GENERAL ACCOUNT PENDING UNDERWRITING APPROVAL

Pending completion of insurance underwriting and Policy issuance procedures, the initial premium will be held in the General Account. If the application is approved and the Policy is issued and accepted by you, the initial premium held in the General Account will be credited with interest at a specified rate, beginning not later than the date of receipt of the premium at the Principal Office. IF THE POLICY IS NOT ISSUED, THE PREMIUMS WILL BE RETURNED TO YOU WITHOUT INTEREST.


FREE-LOOK PERIOD

The Policies provide for an initial "free-look" period. You may cancel the Policy by mailing or delivering the Policy to the Principal Office or an agent of the Company on or before the latest of:

    - 45 days after the application for the Policy is signed, or

    - 10 days after you receive the Policy (or longer if required by state law), or

    - 10 days after the Company mails or personally delivers a notice of withdrawal rights to you.

When you return the Policy, the Company will mail a refund within seven days. The refund of any premium paid by check, however, may be delayed until the check has cleared your bank.



Where required by state law, the refund will equal the premiums paid. In other states the refund will equal the sum of:


(1) the difference between the premiums, including fees and charges paid, and any amounts allocated to the Separate Account, PLUS

(2) the value of the amounts allocated to the Separate Account, PLUS

(3) any fees or charges imposed on the amounts allocated to the Separate
    Account.

The amount refunded in (1) above includes any premiums allocated to the General Account.

FREE LOOK WITH FACE AMOUNT INCREASES
After an increase in the Face Amount, the Company will mail or personally deliver a notice of a "free look" with respect to the increase. You will have the right to cancel the increase before the latest of:

    - 45 days after the application for the increase is signed, or

    - 10 days after you receive the new specifications pages issued for the increase (or longer if required by state law), or

    - 10 days after the Company mails or delivers a notice of withdrawal rights to you.

Upon canceling the increase, you will receive a credit to the Policy Value of charges which would not have been deducted but for the increase. The amount to be credited will be refunded if you so request. The Company also will waive any surrender charge calculated for the increase.

CONVERSION PRIVILEGES

Once during the first 24 months after the Date of Issue or after the effective date of an increase in the Face Amount (assuming the Policy is in force), you may convert the Policy without Evidence of Insurability to a flexible premium adjustable life insurance policy with fixed and guaranteed minimum benefits. Assuming that there have been no increases in the initial Face Amount, you can accomplish this within 24 months after the Date of Issue by transferring, without charge, the Policy Value in the Separate Account to the General Account and by simultaneously changing your premium allocation instructions to allocate future premium payments to the General Account. Within 24 months after the effective date of each increase, you can transfer, without charge, all or part of the Policy Value in the Separate Account to the General Account and simultaneously change your premium allocation instructions to allocate all or part of future premium payments to the General Account.

Where required by state law, at your request the Company will issue a flexible premium adjustable life insurance policy to you. The new policy will have the same Face Amount, issue Age, Dates of Issue, and Premium Class as the original Policy.

PREMIUM PAYMENTS

Premium payments are payable to the Company, and may be mailed to the Principal Office or paid through one of the Company's authorized agents. All premium payments after the initial premium payment are credited to the Separate Account or the General Account as of date of receipt at the Principal Office.

PREMIUM FLEXIBILITY
Unlike conventional insurance policies, the Policies do not obligate you to pay premiums in accordance with a rigid and inflexible premium schedule. You may establish a schedule of planned premiums which will be billed by the Company at regular intervals. Failure to pay planned premiums, however, will not itself cause the Policy to lapse.

You also may make unscheduled premium payments or skip planned premium payments, subject to the maximum and minimum premium limitations described below.

You also may elect to pay premiums by means of a monthly automatic payment ("MAP") procedure. Under a MAP procedure, amounts will be deducted each month, generally on the Monthly Payment Date, from your checking account and applied as a premium under the Policy. The minimum payment permitted under a MAP procedure is $50.

Premiums are not limited as to frequency and number. No premium payment may be less than $100, however, without the Company's consent. Moreover, premium payments must be sufficient to provide a positive Surrender Value at the end of each Policy month, or the Policy may lapse. See POLICY TERMINATION AND REINSTATEMENT.

MINIMUM MONTHLY FACTOR

The Minimum Monthly Factor is a monthly premium amount calculated by the Company and specified in the Policy. If, in the first 48 Policy months following the Date of Issue or the effective date of an increase in the Face Amount or of a Policy Change for a VEL 91 Policy (12 months for a VEL 87 Policy) which causes a change in the Minimum Monthly Factor:



    - You make premium payments (less debt, partial withdrawals and partial withdrawal charges) at least equal to the sum of the Minimum Monthly Factors for the number of months the Policy, increase in Face Amount or Policy Change has been in force, and



    - Debt does not exceed Policy Value less surrender charges, then



    - the Policy is guaranteed not to lapse during that period.



EXCEPT FOR THE 48 POLICY MONTH PERIODS FOR A VEL 91 POLICY (12 MONTH PERIODS FOR A VEL 87 POLICY), MAKING MONTHLY PAYMENTS AT LEAST EQUAL TO THE MINIMUM MONTHLY FACTOR DOES NOT GUARANTEE THAT THE POLICY WILL REMAIN IN FORCE.


In no event may the total of all premiums paid exceed the current maximum premium limitations set forth in the Policy which are required by federal tax laws. These maximum premium limitations will change whenever there is any change in the Face Amount, the addition or deletion of a rider, or a change in the Sum Insured Option. If a premium is paid which would result in total premiums exceeding the current maximum premium limitations, the Company will accept only that portion of the premiums which shall make total premiums equal the maximum. Any part of the premiums in excess of that amount will be returned, and no further premiums will be accepted until allowed by the current maximum premium limitation prescribed by Internal Revenue Service ("IRS") rules. Notwithstanding the current maximum premium limitations, however, the Company will accept a premium which is needed in order to prevent a lapse of the Policy during a Policy year. See POLICY TERMINATION AND REINSTATEMENT.

PAID-UP INSURANCE OPTION

Upon Written Request, the Policyowner may exercise a paid-up insurance option. Paid-up life insurance is fixed insurance, usually having a reduced Face Amount, for the lifetime of the insured with no further premiums due. If the Policyowner elects this option, certain Policyowner rights and benefits may be limited.

The paid-up fixed insurance will be in the amount, up to the Face Amount of the Policy, that the Surrender Value can purchase for a net single premium at the Insured's Age and underwriting class on the date this option is elected. The Company will transfer any Policy Value in the Sub-Accounts to the General Account on the date it receives the written request to elect the option. If the Surrender Value exceeds the net single premium necessary for the fixed insurance, the Company will pay the excess to the Policyowner. The net single premium is based on the Commissioners 1980 Standard Ordinary Mortality Table, Smoker or Non-Smoker, Male, Female (or Table B for unisex Policies) with increases in the tables for non-standard risks. Interest will not be less than 4.5%.


IF THE PAID-UP INSURANCE OPTION IS ELECTED, THE FOLLOWING POLICYOWNER RIGHTS AND BENEFITS WILL BE AFFECTED:


    - As described above, the paid-up insurance benefit is computed differently from the net death benefit, and the death benefit options will not apply.

    - The Company will transfer the Policy Value in the Separate Account to the General Account on the date it receives the Written Request to elect the option. The Company will not allow transfers of Policy Value from the General Account back to the Separate Account.

    - The Policyowner may not make further premium payments.

    - The Policyowner may not increase or decrease the Face Amount or make partial withdrawals.

    - Riders will continue only with the Company's consent.

After electing paid-up fixed insurance, the Policyowner may surrender the Policy for its net cash value. The cash value is equal to the net single premium for paid-up insurance at the Insured's attained age. The net cash value is the cash value less any outstanding Debt.

ALLOCATION OF NET PREMIUMS

The Net Premium equals the premium paid less the tax expense charge. In the application for the Policy, you indicate the initial allocation of Net Premiums among the General Account and the Sub-Accounts of the Separate Account. You may allocate premiums to one or more Sub-Accounts, but may not have Policy Value in more than 20 Sub-Accounts at any one time. The minimum amount which may be allocated to a Sub-Account is 1% of Net Premium paid. Allocation percentages must be in whole numbers (for example, 33 1/3% may not be chosen) and must total 100%.

FUTURE CHANGES ALLOWED
You may change the allocation of future Net Premiums at any time pursuant to written or telephone request. An allocation change will be effective as of the date of receipt of the notice at the Principal Office. Currently, no charge is imposed for changing premium allocation instructions. The Company reserves the right to impose such a charge in the future, but guarantees that the charge will not exceed $25.

If allocation changes by telephone are elected by the Policyowner, a properly completed authorization form must be on file before telephone requests will be honored. The Company and its agents and affiliates will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses due to unauthorized or fraudulent instructions.


The procedures the Company follows for telephone transactions may include requiring callers to identify themselves by name, and to identify the Policyowner by name, date of birth, and social security number or PIN number. All transfer instructions by telephone are tape recorded.

INVESTMENT RISK
The Policy Value in the Sub-Accounts will vary with their investment experience; you bear this investment risk. The investment performance may affect the Death Proceeds as well. Policyowners periodically should review their allocations of premiums and Policy Value in light of market conditions and overall financial planning requirements.

TRANSFER PRIVILEGE

Subject to the Company's then current rules, you may at any time transfer the Policy Value among the Sub-Accounts or between a Sub-Account and the General Account. However, the Policy Value held in the General Account to secure the Policy loan may not be transferred.

All requests for transfers must be made to the Principal Office. The amount transferred will be based on the Policy Value in the Account(s) next computed after receipt of the transfer order. The Company will make transfers pursuant to written or telephone request. As discussed in THE POLICIES -- "Allocation of Net Premiums," a properly completed authorization form must be on file at the Principal Office before telephone requests will be honored.


Currently, transfers to and from the General Account are permitted only if:


    - there has been at least a 90-day period since the last transfer from the General Account, and

    - the amount transferred from the General Account in each transfer does not exceed the lesser of $100,000 or 25% of the Accumulated Value under the Policy.

These rules are subject to change by the Company.

DOLLAR-COST AVERAGING OPTION AND AUTOMATIC REBALANCING OPTION
You may have automatic transfers of at least $100 a month made on a periodic basis:

    - from the Sub-Accounts which invest in the Money Market Fund and Government Bond Fund of the Trust, respectively, to one or more of the other Sub-Accounts ("Dollar-Cost Averaging Option"), or

    - to reallocate Policy Value among the Sub-Accounts ("Automatic Rebalancing Option").

Automatic transfers may be made on a monthly, bi-monthly, quarterly, semi-annual or annual schedule. Generally, all transfers will be processed on the 15th of each scheduled month. If the 15th is not a business day, however, or is the Monthly Payment Date, the automatic transfer will be processed on the next business day. The Dollar-Cost Averaging Option and the Automatic Rebalancing Option may not be in effect at the same time.

TRANSFER PRIVILEGE SUBJECT TO POSSIBLE LIMITS
The transfer privilege is subject to the Company's consent. The Company reserves the right to impose limitations on transfers including, but not limited to:

    - the minimum amount that may be transferred,

    - the minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account,

    - the minimum period of time between transfers involving the General Account, and

    - the maximum amount that may be transferred each time from the General Account.

Currently, the first 12 transfers in the Policy year will be free of any charge. Thereafter, a $10 transfer charge will be deducted from the amount transferred for each transfer in that Policy year. The Company may increase or decrease this charge, but it is guaranteed never to exceed $25. The first automatic transfer counts as one transfer towards the 12 free transfers allowed in each Policy year; each subsequent automatic transfer is without charge and does not reduce the remaining number of transfers which may be made free of charge. Any transfers made with respect to a conversion privilege, Policy loan or material change in investment policy will not count towards the 12 free transfers.

DEATH PROCEEDS

As long as the Policy remains in force (see POLICY TERMINATION AND REINSTATEMENT), upon due proof of the Insured's death, the Company will pay the Death Proceeds to the named Beneficiary. The Company normally will pay the Death Proceeds within seven days of receiving due proof of the Insured's death, but the Company may delay payments under certain circumstances. See OTHER POLICY PROVISIONS -- "Postponement of Payments." The Death Proceeds may be received by the Beneficiary in cash or under one or more of the payment options set forth in the Policy. See APPENDIX B -- DEATH PROCEEDS PAYMENT OPTIONS.

Prior to the Final Premium Payment Date or Maturity Date, the Death Proceeds are equal to:

    - the Sum Insured provided under Option 1 or Option 2, whichever is elected and in effect on the date of death; PLUS

    - any additional insurance on the Insured's life that is provided by rider; MINUS

    - any outstanding Debt, any partial withdrawals and partial withdrawal charges, and any Monthly Deductions due and unpaid through the Policy month in which the Insured dies.

After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value of the VEL 91 Policy. The amount of Death Proceeds payable will be determined as of the date of the Company's receipt of due proof of the Insured's death.

SUM INSURED OPTIONS

The Policies provide two Sum Insured Options: Option 1 and Option 2, as described below. You designate the desired Sum Insured Option in the application. You may change the Option once per Policy year by Written Request. There is no charge for a change in Option. Under Option 1, the Sum Insured is equal to the greater of the Face Amount of insurance or the Guideline Minimum Sum Insured. Under Option 2, the Sum Insured is equal to the greater of the Face Amount of insurance plus the Policy Value or the Guideline Minimum Sum Insured.

GUIDELINE MINIMUM SUM INSURED
To remain qualified as "life insurance" for federal tax purposes, federal tax law requires that policies have a minimum amount of pure life insurance protection in relation to the size of the Policy Value. The Guideline Minimum Sum Insured is used to determine compliance with this requirement. So long as the Policy qualifies as a life insurance contract, the insurance proceeds will be excluded from the gross income of the Beneficiary.

                      GUIDELINE MINIMUM SUM INSURED TABLE

                 Age of Insured                     Percentage of
                on Date of Death                    Policy Value
------------------------------------------------  -----------------
40 and under....................................           250%
45..............................................           215%
50..............................................           185%
55..............................................           150%
60..............................................           130%
65..............................................           120%
70..............................................           115%
75..............................................           105%
80..............................................           105%
85..............................................           105%
90..............................................           105%
95 and above....................................           100%

For the Ages not listed, the progression between the listed Ages is linear.

Under both Option 1 and Option 2, the Sum Insured provides insurance protection. Under Option 1, the Sum Insured remains level unless the applicable percentage of Policy Value under the Guideline Minimum Sum Insured exceeds the Face Amount, in which case the Sum Insured will vary as the Policy Value varies. Under Option 2, the Sum Insured varies as the Policy Value changes.

For any Face Amount, the amount of the Sum Insured (and the Death Proceeds) will be greater under Option 2 than under Option 1. This is because the Policy Value is added to the specified Face Amount and included in the Death Proceeds only under Option 2. Under Option 2, however, the cost of insurance included in the Monthly Deduction will be greater, and the rate at which Policy Value will accumulate will be slower (assuming the same specified Face Amount and the same actual premiums paid). See CHARGES AND DEDUCTIONS -- "Monthly Deductions from the Policy Value."

If you desire to have premium payments and investment performance reflected in the amount of the Sum Insured, you should choose Option 2. If you desire premium payments and investment performance reflected to the maximum extent in the Policy Value, you should select Option 1.

ILLUSTRATIONS
For the purposes of the following illustrations, assume that the Insured is under the Age of 40 and that there is no outstanding Debt.

ILLUSTRATION OF OPTION 1 -- Under Option 1, the Face Amount of the Policy generally will equal the Sum Insured. If at any time, however, the Policy Value multiplied by the applicable percentage is less than the Face Amount, the Sum Insured will equal the Face Amount of the Policy.

For example, the Policy with a $50,000 Face Amount will generally have a Sum Insured equal to $50,000. Because the Sum Insured must be equal to or greater than 250% of Policy Value if at any time the Policy Value exceeds $20,000, the Sum Insured will exceed the $50,000 Face Amount. In this example, each additional dollar of Policy Value above $20,000 will increase the Sum Insured by $2.50. For example, the Policy with the Policy Value of $35,000 will have a Guideline Minimum Sum Insured of $87,500 ($35,000 X 2.50); Policy Value of $40,000 will produce a Guideline Minimum Sum Insured of $100,000 ($40,000 X 2.50); and Policy Value of $50,000 will produce a Guideline Minimum Sum Insured of $125,000 ($50,000 X 2.50).

Similarly, so long as Policy Value exceeds $20,000, each dollar taken out of Policy Value will reduce the Sum Insured by $2.50. If, for example, the Policy Value is reduced from $25,000 to $20,000 (because of partial withdrawals, charges or negative investment performance), the Sum Insured will be reduced from $62,500 to $50,000.

The applicable percentage becomes lower as the Insured's Age increases. If the Insured's Age in the above example were, for example, 50 (rather than between 0 and 40), the applicable percentage would be 185%. The Sum Insured would not exceed the $50,000 Face Amount unless the Policy Value exceeded $27,027 (rather than $20,000), and each dollar then added to or taken from Policy Value would change the Sum Insured by $1.85.

ILLUSTRATION OF OPTION 2 -- Under Option 2, the Sum Insured is generally equal to the Face Amount of the Policy plus the Policy Value. The Sum Insured under Option 2, however, always will be the greater of:

    - the Face Amount plus the Policy Value; or

    - the Policy Value multiplied by the applicable percentage from the Guideline Minimum Sum Insured Table.

For example, the Policy with a Face Amount of $50,000 and with a Policy Value of $5,000 will produce a Sum Insured of $55,000 ($50,000 + $5,000). A Policy Value of $10,000 will produce a Sum Insured of $60,000 ($50,000 + $10,000); a Policy Value of $25,000 will produce a Sum Insured of $75,000 ($50,000 + $25,000).

According to the Guideline Minimum Sum Insured Table, however, the Sum Insured for the example must be at least 250% of the Policy Value. Therefore, if the Policy Value is greater than $33,333, 250% of that amount will be the required Sum Insured, which will be greater than the Face Amount plus Policy Value. In this example, each additional dollar of Policy Value above $33,333 will increase the Sum Insured by $2.50. For example, if the Policy Value is $35,000, the Guideline Minimum Sum Insured will be $87,500 ($35,000 X 2.50); Policy Value of $40,000 will produce a Guideline Minimum Sum Insured of $100,000 ($40,000 X 2.50); and Policy Value of $50,000 will produce a Guideline Minimum Sum Insured of $125,000 ($50,000 X 2.50).

Similarly, if the Policy Value exceeds $33,333, each dollar taken out of the Policy Value will reduce the Sum Insured by $2.50. If, for example, the Policy Value is reduced from $45,000 to $40,000 because of partial withdrawals, charges or negative investment performance, the Sum Insured will be reduced from $112,500 to $100,000. If at any time, however, Policy Value multiplied by the applicable percentage is less than the Face Amount plus the Policy Value, then the Sum Insured will be the current Face Amount plus the Policy Value.

The applicable percentage becomes lower as the Insured's Age increases. If the Insured's Age in the above example were 50, the Sum Insured must be at least
1.85 times the Policy Value. The amount of the Sum Insured would be the sum of the Policy Value plus $50,000 unless the Policy Value exceeded $58,824 (rather than $33,000). Each dollar added to or subtracted from the Policy would change the Sum Insured by $1.85.

CHANGE IN SUM INSURED OPTION

Generally, the Sum Insured Option in effect may be changed once each Policy year by sending a Written Request for change to the Principal Office. Changing Sum Insured Options will not require Evidence of Insurability. The effective date of any such change will be the Monthly Payment Date on or following the date of receipt of the request. No charges will be imposed on changes in Sum Insured Options.

CHANGE FROM OPTION 1 TO OPTION 2
If the Sum Insured Option is changed from Option 1 to Option 2, the Face Amount will be decreased to equal the Sum Insured less the Policy Value on the effective date of the change. This change may not be made if it would result in a Face Amount of less than $40,000 for a VEL 91 Policy ($25,000 for a VEL 87 Policy). A change from Option 1 to Option 2 will not alter the amount of the Sum Insured at the time of the change, but will affect the determination of the Sum Insured from that point on. Because the Policy Value will be added to the new specified Face Amount, the Sum Insured will vary with the Policy Value. Under Option 2, the Insurance Amount at Risk always will equal the Face Amount unless the Guideline Minimum Sum Insured is in effect. The cost of insurance also may be higher or lower than it otherwise would have been without the change in Sum Insured Option. See CHARGES AND DEDUCTIONS -- "Monthly Deductions from the Policy Value."

CHANGE FROM OPTION 2 TO OPTION 1
If the Sum Insured Option is changed from Option 2 to Option 1, the Face Amount will be increased to equal the Sum Insured which would have been payable under Option 2 on the effective date of the change (i.e., the Face Amount immediately prior to the change plus the Policy Value on the date of the change). The amount of the Sum Insured will not be altered at the time of the change. The change in option, however, will affect the determination of the Sum Insured from that point on, since the Policy Value no longer will be added to the Face Amount in determining the Sum Insured; the Sum Insured will equal the new Face Amount (or, if higher, the Guideline Minimum Sum Insured). The cost of insurance may be higher or lower than it otherwise would have been since any increases or decreases in Policy Value will reduce or increase, respectively, the Insurance Amount at Risk under Option 1. Assuming a positive net investment return with respect to any amounts in the Separate Account, changing the Sum Insured Option from Option 2 to Option 1 will reduce the Insurance Amount at Risk and therefore the cost of insurance charge for all subsequent Monthly Deductions, compared to what such charge would have been if no such change were made.


A change in Sum Insured Option may result in total premiums paid exceeding the then-current maximum premium limitation determined by IRS Rules. In such event, the Company will pay the excess to the Policyowner. See THE POLICIES -- "Premium Payments."



CHANGE IN THE FACE AMOUNT


Subject to certain limitations, you may increase or decrease the specified Face Amount of the Policy at any time by submitting a Written Request to the Company. Any increase or decrease in the specified Face Amount requested by you will become effective on the Monthly Payment Date on or next following the date of receipt of the request at the Principal Office or, if Evidence of Insurability is required, the date of approval of the request.

INCREASES IN THE FACE AMOUNT
Along with the Written Request for an increase, you must submit satisfactory Evidence of Insurability. The consent of the Insured also is required whenever the Face Amount is increased. A request for an increase in the Face Amount may not be less than $10,000. You may not increase the Face Amount after the Insured reaches Age 80. An increase must be accompanied by an additional premium if the Surrender Value is less than $50 plus an amount equal to the sum of two Minimum Monthly Factors.

On the effective date of each increase in the Face Amount, a transaction charge of $40 will be deducted from the Policy Value for administrative costs. The effective date of the increase will be the first Monthly Payment Date on or following the date all of the conditions for the increase are met.

An increase in the Face Amount generally will affect the Insurance Amount at Risk, and may affect the portion of the Insurance Amount at Risk included in various Premium Classes (if more than one Premium Class applies), both of which may affect the monthly cost of insurance charges. A surrender charge also will be calculated for the increase. See CHARGES AND DEDUCTIONS -- "Monthly Deductions from the Policy Value" and "Surrender Charge."

After increasing the Face Amount, you will have the right (1) during a free-look period, to have the increase canceled and the charges which would not have been deducted but for the increase will be credited to the Policy, and (2) during the first 24 months following the increase, to transfer any or all Policy Value to the General Account free of charge. See THE POLICIES -- "Free-Look Period" and "Conversion Privileges." A refund of charges which would not have been deducted but for the increase will be made at your request.

DECREASES IN THE FACE AMOUNT
The minimum amount for a decrease in the Face Amount is $10,000. The Face Amount in force after any decrease may not be less than $40,000 ($25,000 for a VEL 87 Policy). If, following a decrease in the Face Amount, the Policy would not comply with the maximum premium limitation applicable under the IRS Rules, the decrease may be limited or Policy Value may be returned to the Policyowner (at your election) to the extent necessary to meet the requirements. A return of Policy Value may result in tax liability to you.

A decrease in the Face Amount will affect the total Insurance Amount at Risk and the portion of the Insurance Amount at Risk covered by various Premium Classes, both of which may affect the Policyowner's monthly cost of insurance charges. See CHARGES AND DEDUCTIONS -- "Monthly Deductions from the Policy Value." For purposes of determining the cost of insurance charge, any decrease in the Face Amount will reduce the Face Amount in the following order:

    - the Face Amount provided by the most recent increase,

    - the next most recent increases successively; and

    - the initial Face Amount.

This order also will be used to determine whether a surrender charge will be deducted and in what amount. If you request a decrease in the Face Amount, the amount of any surrender charge deducted will reduce the current Policy Value. You may specify one Sub-Account from which the surrender charge will be deducted. If no specification is provided, the Company will make a Pro-Rata Allocation. The current surrender charge will be reduced by the amount deducted. See CHARGES AND DEDUCTIONS -- "Surrender Charge."

POLICY VALUE AND SURRENDER VALUE

The Policy Value is the total amount available for investment, and is equal to the sum of:

    - your accumulation in the General Account, PLUS

    - the value of the Accumulation Units in the Sub-Accounts.

The Policy Value is used in determining the Surrender Value (the Policy Value less any Debt and applicable surrender charges). See THE POLICIES -- "Policy Surrender." There is no guaranteed minimum Policy Value. Because the Policy Value on any date depends upon a number of variables, it cannot be predetermined.

The Policy Value and the Surrender Value will reflect frequency and amount of Net Premiums paid, interest credited to accumulations in the General Account, the investment performance of the chosen Sub-Accounts, any partial withdrawals, any loans, any loan repayments, any loan interest paid or credited, and any charges assessed in connection with the Policy.

CALCULATION OF POLICY VALUE

The Policy Value is determined first on the Date of Issue and thereafter on each Valuation Date. On the Date of Issue, the Policy Value will be the Net Premiums received, plus any interest earned during the underwriting period when premiums are held in the General Account (before being transferred to the Separate Account; see

THE POLICIES -- "Applying for the Policy") less any Monthly Deductions due. On each Valuation Date after the Date of Issue the Policy Value will be:

    - the aggregate of the values in each of the Sub-Accounts on the Valuation Date, determined for each Sub-Account by multiplying the value of an Accumulation Unit in that Sub-Account on that date by the number of such Accumulations Units allocated to the Policy; PLUS

    - the value in the General Account (including any amounts transferred to the General Account with respect to a loan).

Thus, the Policy Value is determined by multiplying the number of Accumulation Units in each Sub-Account by the value of the applicable Accumulation Units on the particular Valuation Date, adding the products, and adding the amount of the accumulations in the General Account, if any.

THE ACCUMULATION UNIT
Each Net Premium is allocated to the Sub-Account(s) selected by you. Allocations to the Sub-Accounts are credited to the Policy in the form of Accumulation Units. Accumulation Units are credited separately for each Sub-Account.

The number of Accumulation Units of each Sub-Account credited to the Policy is equal to the portion of the Net Premium allocated to the Sub-Account, divided by the dollar value of the applicable Accumulation Unit as of the Valuation Date the payment is received at the Principal Office. The number of Accumulation Units will remain fixed unless changed by a subsequent split of Accumulation Unit value, transfer, partial withdrawal or Policy surrender. In addition, if the Company is deducting the Monthly Deduction or other charges from a Sub-Account, each such deduction will result in cancellation of a number of Accumulation Units equal in value to the amount deducted.

The dollar value of an Accumulation Unit of each Sub-Account varies from Valuation Date to Valuation Date based on the investment experience of that Sub-Account. That experience, in turn, will reflect the investment performance, expenses and charges of the respective Underlying Fund. The value of an Accumulation Unit was set at $1.00 on the first Valuation Date for each Sub-Account. The dollar value of an Accumulation Unit on a given Valuation Date is determined by multiplying the dollar value of the corresponding Accumulation Unit as of the immediately preceding Valuation Date by the appropriate net investment factor.

NET INVESTMENT FACTOR
The net investment factor measures the investment performance of a Sub-Account of the Separate Account during the Valuation Period just ended. The net investment factor for each Sub-Account is equal to 1.0000 plus the number arrived at by dividing (a) by (b) and subtracting (c) from the result, where:

(a) is the investment income of that Sub-Account for the Valuation Period, plus capital gains, realized or unrealized, credited during the Valuation Period; minus capital losses, realized or unrealized, charged during the Valuation Period; adjusted for provisions made for taxes, if any;

(b) is the value of that Sub-Account's assets at the beginning of the Valuation Period;

(c) is a charge for each day in the Valuation Period equal, on an annual basis, to 0.90% of the daily net asset value of that Sub-Account for mortality and expense risks. This charge may be increased or decreased by the Company, but may not exceed 0.90%.

The net investment factor may be greater or less than one. Therefore, the value of an Accumulation Unit may increase or decrease. You bear the investment risk.

Allocations to the General Account are not converted into Accumulation Units, but are credited interest at a rate periodically set by the Company. See MORE INFORMATION ABOUT THE GENERAL ACCOUNT.

DEATH PROCEEDS PAYMENT OPTIONS

During the Insured's lifetime, you may arrange for the Death Proceeds to be paid in a single sum or under one or more of the available payment options. The payment options currently available are described in APPENDIX B -- DEATH PROCEEDS PAYMENT OPTIONS. These choices also are available if the Policy is surrendered at the Final Premium Payment Date for a VEL 91 Policy, and at the Maturity Date for a VEL 87 Policy. The Company may make more payment options available in the future.

If no election is made, the Company will pay the Death Proceeds in a single sum. When the Death Proceeds are payable in a single sum, the Beneficiary may, within one year of the Insured's death, select one or more of the payment options if no payments have yet been made.

OPTIONAL INSURANCE BENEFITS

Subject to certain requirements, one or more of the optional insurance benefits described in APPENDIX A -- OPTIONAL BENEFITS may be added to the Policy by rider. The cost of any optional insurance benefits will be deducted as part of the Monthly Deduction. See CHARGES AND DEDUCTIONS -- "Monthly Deductions from the Policy Value."

POLICY SURRENDER

You may surrender the Policy at any time and receive its Surrender Value. The Surrender Value is equal to:

    - the Policy Value, MINUS

    - any Debt and applicable surrender charges.

The Surrender Value will be calculated as of the Valuation Date on which a written request for surrender, and the Policy, are received at the Principal Office. A surrender charge may be deducted when the Policy is surrendered. See CHARGES AND DEDUCTIONS -- "Surrender Charge."

The proceeds on surrender may be paid in a lump sum or under one of the payment options described in APPENDIX B -- DEATH PROCEEDS PAYMENT OPTIONS. Normally, the Company will pay the Surrender Value within seven days following the Company's receipt of the surrender request, but the Company may delay payment under the circumstances described in OTHER POLICY PROVISIONS -- "Postponement of Payments."

For important tax consequences which may result from surrender, see FEDERAL TAX CONSIDERATIONS.

PARTIAL WITHDRAWALS

Any time after the first Policy year, you may withdraw a portion of the Surrender Value of the Policy, subject to the limits stated below, upon written request filed at the Principal Office. The written request must indicate the dollar amount you wish to receive and the Accounts from which such amount is to be withdrawn. You may allocate the amount withdrawn among the Sub-Accounts and the General Account. If you do not provide allocation instructions, the Company will make a Pro-Rata Allocation. Each partial withdrawal must be in a minimum amount of $500.

Under Option 1, the Face Amount is reduced by the amount of the withdrawal, and a withdrawal will not be allowed if it would reduce the Face Amount below $40,000 ($25,000 for VEL 87 Policies).

A withdrawal from a Sub-Account will result in the cancellation of the number of Accumulation Units equivalent in value to the amount withdrawn. The amount withdrawn equals the amount requested by you plus the transaction charge and any applicable partial withdrawal charge as described under CHARGES AND DEDUCTIONS -- "Charges on Partial Withdrawal." Normally, the Company will pay the amount of the partial withdrawal within seven days following the Company's receipt of the partial withdrawal request, but the Company may delay payment under certain circumstances described in OTHER POLICY PROVISIONS -- "Postponement of Payments."

                             CHARGES AND DEDUCTIONS

Charges will be deducted in connection with the Policies to compensate the Company for providing the insurance benefits set forth in the Policy and any additional benefits added by rider, administering the Policy, incurring distribution expenses, and assuming certain risks in connection with the Policy. Each of the charges identified as an administrative charge is intended to reimburse the Company for actual administrative costs incurred, and is not intended to result in a profit to the Company.

TAX EXPENSE CHARGE

Currently, a deduction of 2 1/2% of premiums for state and local premium taxes is made from each premium payment. The premium payment, less the tax expense charge, equals the Net Premium.

While the premium tax of 2 1/2% is deducted from each premium payment, some jurisdictions may not impose premium taxes. Premium taxes vary from state to state, ranging from zero to 4.0%, and the 2 1/2% rate attributable to premiums for state and local premium taxes approximates the average expenses to the Company associated with the premium taxes. The 2% charge may be higher or lower than the actual premium tax imposed by the applicable jurisdiction. The Company, however, does not expect to make a profit from this charge.

MONTHLY DEDUCTIONS FROM THE POLICY VALUE

Prior to the Final Premium Payment Date under a VEL 91 Policy (Maturity Date under a VEL 87 Policy), a Monthly Deduction from the Policy Value will be made to cover a charge for the cost of insurance, a charge for any optional insurance benefits added by rider, and a monthly administrative charge. The cost of insurance charge and the monthly administrative charge is discussed below. The Monthly Deduction on or following the effective date of a requested increase in the Face Amount also will include a $40 administrative charge for the increase. See THE POLICIES -- "Change in the Face Amount."

The Monthly Deduction will be deducted as of each Monthly Payment Date commencing with the Date of Issue of the Policy. It will be allocated to one Sub-Account according to your instructions or, if no allocation is specified, the Company will make a Pro-Rata Allocation. If the Sub-Account you specify does not have sufficient funds to cover the Monthly Deduction, the Company will deduct the charge for that month as if no specification were made. If, however, on subsequent Monthly Payment Dates there is sufficient Policy Value in the Sub-Account you specified, the Monthly Deduction will be deducted from that Sub-Account. No Monthly Deductions will be made on or after the Final Premium Payment Date of a VEL 91 Policy.

COST OF INSURANCE
This charge is designed to compensate the Company for the anticipated cost of providing Death Proceeds to Beneficiaries of those Insureds who die prior to the Final Premium Payment Date under a VEL 91 Policy or the Maturity Date under a VEL 87 Policy. The cost of insurance is determined on a monthly basis, and is determined separately for the initial Face Amount and for each subsequent increase in the Face Amount. Because the cost of insurance depends upon a number of variables, it can vary from month to month.

CALCULATION OF THE CHARGE
If you select Sum Insured Option 2, the monthly cost of insurance charge for the initial Face Amount will equal the applicable cost of insurance rate multiplied by the initial Face Amount. If you select Sum Insured

Option 1, however, the applicable cost of insurance rate for the initial Face Amount will be multiplied by the initial Face Amount less the Policy Value (minus charges for rider benefits) at the beginning of the Policy month. Thus, the cost of insurance charge may be greater for Policyowners who have selected Sum Insured Option 2 than for those who have selected Sum Insured Option 1 (assuming the same Face Amount in each case and assuming that the Guideline Minimum Sum Insured is not in effect). In other words, since the Sum Insured under Option 1 remains constant while the Sum Insured under Option 2 varies with the Policy Value, any Policy Value increases will reduce the insurance charge under Option 1 but not under Option 2.

If you select Sum Insured Option 2, the monthly insurance charge for each increase in Face Amount (other than an increase caused by a change in Sum Insured Option) will be equal to the cost of insurance rate applicable to that increase multiplied by the increase in the Face Amount. If you select Sum Insured Option 1, the applicable cost of insurance rate will be multiplied by the increase in the Face Amount reduced by any Policy Value (minus rider charges) in excess of the initial Face Amount at the beginning of the Policy month.

EFFECT OF THE GUIDELINE MINIMUM SUM INSURED -- If the Guideline Minimum Sum Insured is in effect under either Option, a monthly cost of insurance charge also will be calculated for that additional portion of the Sum Insured which is required to comply with the Guideline rules. This charge will be calculated by:

(a) Multiplying the cost of insurance rate applicable to the initial Face Amount times the Guideline Minimum Sum Insured (Policy Value times the applicable percentage), MINUS

(b) the greater of the Face Amount or the Policy Value (if you selected Sum Insured Option 1)

                                       OR

    the Face Amount PLUS the Policy Value (if you selected Sum Insured Option
    2).

When the Guideline Minimum Sum Insured is in effect, the cost of insurance charge for the initial Face Amount and for any increases will be calculated as set forth above. The monthly cost of insurance charge also will be adjusted for any decreases in the Face Amount. See THE POLICIES -- "Change in the Face Amount" and "Decreases."

COST OF INSURANCE RATES
Cost of insurance rates are based on male, female or a blended unisex rate table, Age and Premium Class of the Insured, the effective date of an increase or date of rider, as applicable, the amount of premiums paid less Debt, any partial withdrawals and withdrawal charges, and risk classification. For those Policies issued on a unisex basis in certain states or in certain cases, sex-distinct rates do not apply.

The cost of insurance rates are determined at the beginning of each Policy year for the initial Face Amount. The cost of insurance rates for an increase in the Face Amount or rider are determined annually on the anniversary of the effective date of each increase or rider. The cost of insurance rates generally increase as the Insured's Age increases. The actual monthly cost of insurance rates will be based on the Company's expectations as to future mortality experience. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Table, Smoker or Non-Smoker, Male, Female (or Table B for unisex Policies) and the Insured's sex and Age. The Tables used for this purpose set forth different mortality estimates for males and females and for smokers and non-smokers. Any change in the cost of insurance rates will apply to all persons of the same insuring Age, sex and Premium Class whose Policies have been in force for the same length of time.

The Premium Class of an Insured will affect the cost of insurance rates. The Company currently places Insureds into preferred Premium Classes, standard Premium Classes and substandard Premium Classes. In an otherwise identical Policy, an Insured in the preferred Premium Class will have a lower cost of insurance than an Insured in a standard Premium Class who, in turn, will have a lower cost of insurance than an Insured in a substandard Premium Class with a higher mortality risk.

Premium Classes also are divided into two categories: smokers and non-smokers. Non-smoking Insureds will incur lower cost of insurance rates than Insureds who are classified as smokers but who are otherwise in the same Premium Class. Any Insured with an Age at issuance under 18 will be classified initially as standard or substandard. The Insured then will be classified as a smoker at Age 18 unless the Insured provides satisfactory evidence that the Insured is a non-smoker. The Company will provide notice to you of the opportunity for the Insured to be classified as a non-smoker when the Insured reaches Age 18.

The cost of insurance rate is determined separately for the initial Face Amount and for the amount of any increase in the Face Amount. For each increase in the Face Amount you request, at a time when the Insured is in a less favorable Premium Class than previously, a correspondingly higher cost of insurance rate will apply only to that portion of the Insurance Amount at Risk for the increase. For the initial Face Amount and any prior increases, the Company will use the Premium Class previously applicable. On the other hand, if the Insured's Premium Class improves on an increase, the lower cost of insurance rate generally will apply to the entire Insurance Amount at Risk.

MONTHLY ADMINISTRATIVE CHARGES
Prior to the Final Premium Payment Date (Maturity Date for a VEL 87 Policy), a monthly administrative charge will be deducted from the Policy Value. The charge is $25 per month for the first 12 monthly deductions, and $5 per month thereafter. This charge will be used to compensate the Company for expenses incurred in the administration of the Policy, and will compensate the Company for first-year underwriting and other start-up expenses incurred in connection with the Policy. These expenses include the cost of processing applications, conducting medical examinations, determining insurability and the Insured's Premium Class, and establishing Policy records. The Company does not expect to derive a profit from these charges.

CHARGES AGAINST ASSETS OF THE SEPARATE ACCOUNT

The Company assesses each Sub-Account with a charge for mortality and expense risks assumed by the Company, and a charge for administrative expenses of the Separate Account.

MORTALITY AND EXPENSE RISK CHARGE
The Company currently makes a charge on an annual basis of 0.90% of the daily net asset value in each Sub-Account. This charge is for the mortality risk and expense risk which the Company assumes in relation to the variable portion of the Policy. The total charges may be increased or decreased by the Board of Directors of the Company once each year, subject to compliance with applicable state and federal requirements, but it may not exceed 0.90% on an annual basis.

The mortality risk assumed by the Company is that Insureds may live for a shorter time than anticipated, and that the Company therefore will pay an aggregate amount of Death Proceeds greater than anticipated. The expense risk assumed is that the expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges provided in the Policy. If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, the Company will absorb the losses. If costs are less than the amounts provided, the difference will be a profit to the Company. To the extent this charge results in a current profit to the Company, such profit will be available for use by the Company for, among other things, the payment of distribution, sales and other expenses. Since mortality and expense risks involve future contingencies which are not subject to precise determination in advance, it is not feasible to identify specifically the portion of the charge which is applicable to each.

OTHER CHARGES AND EXPENSES
Because the Sub-Accounts purchase shares of the Underlying Funds, the value of the Accumulation Units of the Sub-Accounts will reflect the investment advisory fee and other expenses incurred by the Underlying Funds. The prospectuses and statements of additional information of the Trust, Fidelity VIP, Fidelity VIP II, T. Rowe Price and DGPF contain additional information concerning such fees and expenses.

Currently, no charges are made against the Sub-Accounts for federal or state income taxes. Should the Company determine that taxes will be imposed, the Company may make deductions from the Sub-Account to pay such taxes. See FEDERAL TAX CONSIDERATIONS. The imposition of such taxes would result in a reduction of the Policy Value in the Sub-Accounts.

SURRENDER CHARGE

The Policies provides for a contingent surrender charge which differs for VEL 91 Policies and VEL 87 Policies. A separate surrender charge is calculated upon the issuance of the Policy and for each increase in the Face Amount. A surrender charge may be deducted if you request a full surrender of the Policy or a decrease in the Face Amount.

The surrender charge is comprised of a contingent deferred administrative charge and a contingent deferred sales charge. The contingent deferred administrative charge compensates the Company for expenses incurred in administering the Policy. The contingent deferred sales charge compensates the Company for expenses relating to the distribution of the Policy, including agent's commissions, advertising and the printing of the Prospectus and sales literature.

SURRENDER CHARGE UNDER VEL 87 POLICIES
A surrender charge may be deducted if you request a full surrender of the Policy or a decrease in the Face Amount if less than 12 years have elapsed from the Date of Issue or from the effective date of any increase in the Face Amount. The maximum surrender charge calculated upon issuance of the Policy is equal to the sum of (a) plus (b), where (a) is a deferred administrative charge equal to $4.50 per thousand dollars of the initial Face Amount, and (b) is a deferred sales expense charge equal to 30% of the Guideline Annual Premium times a factor of not greater than 1.0, as specified in APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES -- VEL 87 POLICIES. As the factors used in calculating the deferred sales charge in (b) vary with the Age and Premium Class (smoker versus non-smoker) of the Insured, the deferred sales charge may range between 10.25% and 30% of the Guideline Annual Premium. The maximum surrender charge continues in a level amount for 44 Policy months, reduces by 1% per month for the next 100 policy months, and is zero thereafter. This reduction in the maximum surrender charge will reduce the deferred sales charge and the deferred administrative charge proportionately. Any $25 monthly administrative charge not yet deducted will also be deducted at surrender.

If you surrender the Policy before making premium payments with respect to the initial Face Amount which are at least equal to the Guideline Annual Premium, the actual surrender charge imposed may be less than the maximum. The actual surrender charge imposed will be the lesser of either the maximum surrender charge or the sum of $4.50 per thousand dollars of initial Face Amount plus 30% of premiums paid. Thus, if the amount of the surrender charge is less than the maximum, such amount is comprised of the entire deferred administrative charge plus 30% of premiums paid. See APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES -- VEL 87 POLICIES.

A separate surrender charge will apply to and is calculated for each increase in Face Amount. The surrender charge for the increase is in addition to that for the initial Face Amount. The maximum surrender charge for the increase is equal to the sum of (a) plus (b), where (a) is equal to $4.50 per thousand dollars of increase, and (b) is equal to 30% of the Guideline Annual Premium for the increase times a factor of not greater than 1.0 as specified in APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES -- VEL 87 POLICIES. As is true for the initial Face Amount, (a) is a deferred administrative charge, and (b) is a deferred sales charge. The actual surrender charge with respect to the increase may be less than the maximum. The actual surrender charge is the lesser of either the maximum surrender charge or the sum of (a) $4.50 per thousand dollars of increase in Face Amount, plus (b) 30% of the Policy Value on the date of increase associated with the increase in Face Amount, plus (c) 30% of premiums paid which are associated with the increase in Face Amount.

Additional premium payments may not be required to fund a requested increase in the Face Amount. Therefore, a special rule, which is based on relative Guideline Annual Premium payments, applies to allocate a portion of existing Policy Value to the increase and to allocate subsequent premium payments between the initial Policy and the increase. For example, suppose the Guideline Annual Premium is equal to $1,500 before an increase and is equal to $2,000 as a result of the increase. The Policy Value on the effective date of the increase would be allocated 75% ($1,500/$2,000) to the initial Face Amount, and 25% to the increase. All future premiums would also be allocated 75% to the initial Face Amount and 25% to the increase. Thus, existing Policy Value associated with the increase will equal the portion of the Policy Value allocated to the increase on the effective date of the increase, before any deductions are made. Premiums associated with the increase will equal the portion of the premium payments actually made on or after the effective date of the increase which are allocated to the increase.

See APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES -- VEL 87 POLICIES, for examples illustrating the calculation of the maximum surrender charge for the initial Face Amount and for any increases, as well as for the surrender charge based on actual premiums paid or associated with any increases.

A surrender charge may be deducted on a decrease in the Face Amount. In the event of a decrease, the surrender charge deducted is a fraction of the charge that would apply to a full surrender of the Policy. The fraction will be determined by dividing the amount of the decrease by the current Face Amount and multiplying the result by the surrender charge. If more than one surrender charge is in effect (i.e., pursuant to one or more increases in the Face Amount of the Policy), the surrender charge will be applied in the following order: (1) the most recent increase followed by (2) the next most recent increases successively, and (3) the initial Face Amount. Where a decrease causes a partial reduction in an increase or in the initial Face Amount, a proportionate share of the surrender charge for that increase or for the initial Face Amount will be deducted.

SURRENDER CHARGE UNDER VEL 91 POLICIES
A surrender charge may be deducted if you request a full surrender of the Policy or a decrease in the Face Amount if less than 12 years have elapsed from the Date of Issue or from the effective date of any increase in the Face Amount. The maximum surrender charge calculated upon issuance of the Policy is equal to the sum of (a) plus (b), where (a) is a deferred administrative charge equal to $8.50 per thousand dollars of the initial Face Amount, and (b) is a deferred sales expense charge equal to 30% of the Guideline Annual Premium. In accordance with limitations under state insurance regulations, the amount of the maximum surrender charge will not exceed a specified amount per $1,000 initial Face Amount, as indicated in APPENDIX E -- CALCULATION OF MAXIMUM SURRENDER CHARGES -- VEL 91 POLICIES.

The maximum surrender charge continues in a level amount for 44 Policy months, reduces by 1% per month for the next 100 policy months, and is zero thereafter. This reduction in the maximum surrender charge will reduce the deferred sales charge and the deferred administrative charge proportionately. Any $25 monthly administrative charge not yet deducted will also be deducted at surrender.

If you surrender the Policy before making premium payments with respect to the initial Face Amount which are at least equal to the Guideline Annual Premium, the actual surrender charge imposed may be less than the maximum. The actual surrender charge imposed will be the lesser of either the maximum surrender charge or the sum of $8.50 per thousand dollars of initial Face Amount plus 30% of premiums paid. Thus, if the amount of the surrender charge is less than the maximum, such amount is comprised of the entire deferred administrative charge plus 30% of premiums paid. See APPENDIX E -- CALCULATION OF MAXIMUM SURRENDER CHARGES -- VEL 91 POLICIES.

A separate surrender charge will apply to and is calculated for each increase in the Face Amount. The surrender charge for the increase is in addition to that for the initial Face Amount. The maximum surrender charge for the increase is equal to the sum of (a) plus (b), where (a) is equal to $8.50 per thousand dollars of increase, and (b) is equal to 30% of the Guideline Annual Premium for the increase. In accordance with limitations under state insurance regulations, the amount of the surrender charge will not exceed a specified amount per $1,000 of increase, as indicated in APPENDIX E -- CALCULATION OF MAXIMUM SURRENDER CHARGES -- VEL 91 POLICIES. As is true for the initial Face Amount, (a) is a deferred administrative charge, and (b) is a deferred sales charge. The actual surrender charge with respect to the increase may be less than the maximum. The actual surrender charge is the lesser of either the maximum surrender charge or the sum of (a) $8.50 per thousand dollars of an increase in the Face Amount, plus (b) 30% of the Policy Value on the date of the increase associated with the increase in the Face Amount, plus (c) 30% of premiums paid which are associated with the increase in the Face Amount.

Additional premium payments may not be required to fund a requested increase in the Face Amount. Therefore, a special rule, which is based on relative Guideline Annual Premium payments, applies whereby the Policy Value will be allocated between the initial Face Amount and the increase. Subsequent premium payments are allocated between the initial Face Amount and the increase. For example, suppose the Guideline Annual Premium is equal to $1,500 before an increase and is equal to $2,000 as a result of the increase. The Policy Value on the effective date of the increase would be allocated 75% ($1,500/$2,000) to the initial Face Amount and 25% to the increase. All future premiums would also be allocated 75% to the initial Face Amount and 25% to the increase. Thus, existing Policy Value associated with the increase will equal the portion of Policy Value allocated to the increase on the effective date of the increase, before any deductions are made. Premiums associated with the increase will equal the portion of the premium payments actually made on or after the effective date of the increase which are allocated to the increase.

See APPENDIX E -- CALCULATION OF MAXIMUM SURRENDER CHARGES -- VEL 91 POLICIES for examples illustrating the calculation of the maximum surrender charge for the initial Face Amount and for any increases, as well as for the surrender charge based on actual premiums paid or associated with any increases.

A surrender charge may be deducted on a decrease in the Face Amount. In the event of a decrease, the surrender charge deducted is a fraction of the charge that would apply to a full surrender of the Policy. The fraction will be determined by dividing the amount of the decrease by the current Face Amount and multiplying the result by the surrender charge. If more than one surrender charge is in effect (i.e., pursuant to one or more increases in the Face Amount), the surrender charge will be applied in the following order: (1) the most recent increase followed by (2) the next most recent increases successively, and (3) the initial Face Amount. Where a decrease causes a partial reduction in an increase or in the initial Face Amount, a proportionate share of the surrender charge for that increase or for the initial Face Amount will be deducted.

CHARGES ON PARTIAL WITHDRAWAL
After the first Policy year, partial withdrawals of Surrender Value may be made under VEL 87 Policies and VEL 91 Policies. The minimum withdrawal is $500. Under Option 1, the Face Amount is reduced by the amount of the partial withdrawal, and a partial withdrawal will not be allowed if it would reduce the Face Amount below $40,000 for VEL 91 Policies ($25,000 for VEL 87 Policies).


A transaction charge which is the smaller of 2% of the amount withdrawn, or $25, will be assessed on each partial withdrawal to reimburse the Company for the cost of processing the withdrawal. The Company does not expect to make a profit on this charge. The transaction fee applies to all partial withdrawals, including a Withdrawal without a surrender charge.


A partial withdrawal charge may also be deducted from the Policy Value. For each partial withdrawal you may withdraw an amount equal to 10% of the Policy Value on the date the written withdrawal request is received by the Company, less the total of any prior withdrawals in that Policy year which were not subject to the partial withdrawal charge, without incurring a partial withdrawal charge. Any partial withdrawal in excess of this amount ("excess withdrawal") will be subject to the partial withdrawal charge. The partial withdrawal charge is equal to 5% of the excess withdrawal up to the amount of the surrender charge on the date of withdrawal. There will be no partial withdrawal charge if there is no surrender charge on the date of withdrawal.

This right is not cumulative from Policy year to Policy year. For example, if only 8% of Policy Value were withdrawn in Policy year two, the amount you could withdraw in subsequent Policy years would not be increased by the amount you did not withdraw in the second Policy year.

The Policy's outstanding surrender charge will be reduced by the amount of the partial withdrawal charge deducted, by proportionately reducing the deferred sales charge component and the deferred administrative charge component. The partial withdrawal charge deducted will decrease existing surrender charges in the following order:

    - first, the surrender charge for the most recent increase in Face Amount,

    - second, the surrender charge for the next most recent increase successively,

    - last, the surrender charge for the initial Face Amount.

See APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES -- VEL 87 POLICIES and APPENDIX E -- CALCULATION OF MAXIMUM SURRENDER CHARGES -- VEL 91 POLICIES for examples illustrating the calculation of the charges on partial withdrawal and their impact on the surrender charge(s).

TRANSFER CHARGES

The first 12 transfers in a Policy year will be free of charge. Thereafter, a transfer charge of $10 will be imposed for each transfer request to reimburse the Company for the administrative costs incurred in processing the transfer request. The Company reserves the right to increase the charge, but it never will exceed $25. The Company also reserves the right to change the number of free transfers allowed in a Policy year. See THE POLICIES -- "Transfer Privilege."

You may have automatic transfers of at least $100 a month made on a periodic basis:

    - from the Sub-Accounts which invest in the Money Market Fund and Government Bond Fund of the Trust to one or more of the other Sub-Accounts, or

    - to reallocate Policy Value among the Sub-Accounts.

The first automatic transfer counts as one transfer towards the 12 free transfers allowed in each Policy year. Each subsequent automatic transfer is without charge and does not reduce the remaining number of transfers which may be made without charge.

If you utilize the conversion privilege, loan privilege or reallocate Policy Value within 20 days of the Date of Issue, any resulting transfer of Policy Value from the Sub-Accounts to the General Account will be free of charge and in addition to the 12 free transfers in the Policy year. See THE POLICIES -- "Conversion Privileges," and POLICY LOANS.

CHARGE FOR INCREASE IN THE FACE AMOUNT

For each increase in the Face Amount you request, a transaction charge of $40 will be deducted from Policy Value to reimburse the Company for administrative costs associated with the increase. This charge is guaranteed not to increase, and the Company does not expect to make a profit on this charge.

OTHER ADMINISTRATIVE CHARGES

The Company reserves the right to impose a charge for the administrative costs incurred for changing the Net Premium allocation instructions, for changing the allocation of any Monthly Deductions among the various Sub-Accounts, or for a projection of values. No such charges are currently imposed and any such charge is guaranteed not to exceed $25.

                                  POLICY LOANS

You may borrow against the Policy Value. Policy loans may be obtained by request to the Company on the sole security of the Policy. The total amount which may be borrowed is the Loan Value.

In the first Policy year, the Loan Value is 75% of the Policy Value reduced by applicable surrender charges, as well as Monthly Deductions and interest on Debt to the end of the Policy year. The Loan Value in the second Policy year and thereafter is 90% of an amount equal to the Policy Value reduced by applicable surrender charges. There is no minimum limit on the amount of the loan.

The loan amount normally will be paid within seven days after the Company receives the loan request at the Principal Office, but the Company may delay payments under certain circumstances. See OTHER POLICY PROVISIONS -- "Postponement of Payments."

The Policy loan may be allocated among the General Account and one or more Sub-Accounts. If you do not make an allocation, the Company will make a Pro-Rata Allocation based on the amounts in the Accounts on the date the Company receives the loan request. The Policy Value in each Sub-Account equal to the Policy loan allocated to such Sub-Account will be transferred to the General Account, and the number of Accumulation Units equal to the Policy Value so transferred will be cancelled. This will reduce the Policy Value in these Sub-Accounts. These transactions are not treated as transfers for purposes of the transfer charge.

LOAN INTEREST

LOAN AMOUNT EARNS INTEREST IN GENERAL ACCOUNT
As long as the Policy is in force, the Policy Value in the General Account equal to the loan amount will be credited with interest at an effective annual yield of at least 6.00%.

PREFERRED LOAN OPTION
A preferred loan option is available under the Policy. The preferred loan option will be available upon Written Request. It may be revoked by you at any time. If this option has been selected, after the tenth Policy anniversary the Policy Value in the General Account that is equal to the loan amount will be credited with interest at an effective annual yield of at least 7.5%. The Company's current practice is to credit a rate of interest equal to the rate being charged for the preferred loan.

There is some uncertainty as to the tax treatment of preferred loans. Consult a qualified tax adviser (and see FEDERAL TAX CONSIDERATIONS). The preferred loan option may not be available in all states.

LOAN INTEREST CHARGED
Outstanding Policy loans are charged interest. Interest accrues daily, and is payable in arrears at the annual rate of 8%. Interest is due and payable at the end of each Policy year or on a pro-rata basis for such shorter period as the loan may exist. Interest not paid when due will be added to the loan amount and will bear interest at the same rate. If the new loan amount exceeds the Policy Value in the General Account after the due and unpaid interest is added to the loan amount, the Company will transfer the Policy Value equal to that excess loan amount from the Policy Value in each Sub-Account to the General Account as security for the excess loan amount. The Company will allocate the amount transferred among the Sub-Accounts in the same proportion that the Policy Value in each Sub-Account bears to the total Policy Value in all Sub-Accounts.

REPAYMENT OF LOANS

Loans may be repaid at any time prior to the lapse of the Policy. Upon repayment of the Debt, the portion of the Policy Value that is in the General Account securing the loan repaid will be allocated to the various Accounts and increase the Policy Value in such Accounts in accordance with your instructions. If you do not make a repayment allocation, the Company will allocate Policy Value in accordance with your most recent premium allocation instructions; provided, however, that loan repayments allocated to the Separate Account cannot exceed the Policy Value previously transferred from the Separate Account to secure the Debt.

If Debt exceeds the Policy Value less the surrender charge, the Policy will terminate. A notice of such pending termination will be mailed to the last known address of you and any assignee. If you do not make sufficient payment within 62 days after this notice is mailed, the Policy will terminate with no value. See POLICY TERMINATION AND REINSTATEMENT.

EFFECT OF POLICY LOANS

Although Policy loans may be repaid at any time prior to the lapse of the Policy, Policy loans will permanently affect the Policy Value and Surrender Value, and may permanently affect the Death Proceeds. The effect could be favorable or unfavorable, depending upon whether the investment performance of the Sub-Account(s) is less than or greater than the interest credited to the Policy Value in the General Account attributable to the loan. Moreover, outstanding Policy loans and the accrued interest will be deducted from the proceeds payable upon the death of the Insured or surrender.

                      POLICY TERMINATION AND REINSTATEMENT

TERMINATION

The failure to make premium payments will not cause the Policy to lapse unless:

(a) the Surrender Value is insufficient to cover the next Monthly Deduction plus loan interest accrued; or

(b) the Debt exceeds the Policy Value less surrender charges.

If one of these situations occurs, the Policy will be in default. You then will have a grace period of 62 days, measured from the date of default, to make sufficient payments to prevent termination. On the date of default, the Company will send a notice to you and to any assignee of record. The notice will state the amount of premium due and the date on which it is due.

Failure to make a sufficient payment within the grace period will result in termination of the Policy. If the Insured dies during the grace period, the Death Proceeds still will be payable, but any Monthly Deductions due and unpaid through the Policy month in which the Insured dies, and any other overdue charge, will be deducted from the Death Proceeds.

LIMITED GUARANTEE
Except for the situation described in (b) above, the Policy is guaranteed not to lapse during the first 48 months for a VEL 91 Policy (12 months for a VEL 87 Policy) after the Date of Issue or the effective date of an increase in the Face Amount if you make a minimum amount of premium payments. The minimum amount paid, minus the Debt, partial withdrawals and partial withdrawal charges, must be at least equal to the sum of the Minimum Monthly Factor for the number of months the Policy, increase, or the Policy Change which causes a change in the Minimum Monthly Factor has been in force. The Policy Change which causes a change in the Minimum Monthly Factor is a change in the Face Amount or the addition or deletion of a rider.

Except for the first 48 months after the Date of Issue or the effective date of an increase for a VEL 91 Policy (12 months for a VEL 87 Policy), making payments equal to the Minimum Monthly Factor does not guarantee that the Policy will remain in force.

REINSTATEMENT UNDER VEL 87 POLICIES

A terminated VEL 87 Policy may be reinstated anytime within three years after the date of default and before the Maturity Date, if the VEL 87 Policy has not been surrendered and the Insured is alive. The reinstatement will be effective on the Monthly Payment Date following the date you submit the following to the
Company:

    - a written application for reinstatement,

    - Evidence of Insurability showing that the Insured is insurable according to the Company's underwriting rules, and

    - a premium that, after the deduction of the tax expense charge, is large enough to cover the minimum amount payable, as described below.

MINIMUM AMOUNT PAYABLE
If reinstatement is requested less than 12 months either after the Date of Issue of the VEL 87 Policy or the effective date of an increase in the Face Amount, you must pay the lesser of the amount shown in (a) or (b):

Under (a), the minimum amount payable is the sum of the Minimum Monthly Factor for the three-month period beginning on the date of reinstatement.

Under (b), the minimum amount payable is the sum of:

    - the amount by which the surrender charge as of the date of reinstatement exceeds the Policy Value on the date of default; PLUS

    - Monthly Deductions for the three-month period beginning on the date of reinstatement.

If reinstatement is requested 12 months or more after the Date of Issue of the VEL 87 Policy or an increase in the Face Amount, you must pay the amount shown in (b) above.

SURRENDER CHARGE
The surrender charge on the date of reinstatement is the surrender charge which would have been in effect had the VEL 87 Policy remained in force from the Date of Issue. The Policy Value less Debt on the date of default will be restored to the VEL 87 Policy to the extent it does not exceed the surrender charge on the date of reinstatement. Any Policy Value less Debt as of the date of default which exceeds the surrender charge on the date of reinstatement will not be restored.

POLICY VALUE ON REINSTATEMENT
The Policy Value on the date of reinstatement is:

    - the Net Premium paid to reinstate the VEL 87 Policy increased by interest from the date the payment was received at the Principal Office;

    - plus an amount equal to the Policy Value less Debt on the date of default to the extent it does not exceed the surrender charge on the date of reinstatement;

    - minus the Monthly Deduction due on the date of reinstatement.

You may not reinstate any Debt outstanding on the date of default or foreclosure.

REINSTATEMENT UNDER VEL 91 POLICIES

A terminated VEL 91 Policy may be reinstated any time within three years after the date of default and before the Final Premium Payment Date if the VEL 91 Policy has not been surrendered and the Insured is alive. The reinstatement will be effective on the Monthly Payment Date following the date you submit the following to the Company:

    - a written application for reinstatement,

    - Evidence of Insurability showing that the Insured is insurable according to the Company's underwriting rules, and

    - a premium that, after the deduction of the tax expense charge, is large enough to cover the minimum amount payable, as described below.

MINIMUM AMOUNT PAYABLE
If reinstatement is requested when fewer than 48 Monthly Deductions have been made since the Date of Issue or the effective date of an increase in the Face Amount of a VEL 91 Policy, you must pay the lesser of the amount shown in (a) or
(b).

Under (a), the minimum amount payable is the Minimum Monthly Factor for the three-month period beginning on the date of reinstatement.

Under (b), the minimum amount payable is the sum of:

    - the amount by which the surrender charge as of the date of reinstatement exceeds the Policy Value on the date of default, PLUS

    - Monthly Deductions for the three-month period beginning on the date of reinstatement.

If reinstatement is requested after 48 Monthly Deductions have been made since the Date of Issue of the VEL 91 Policy or any increase in the Face Amount, you must pay the amount shown in (b) above. The Company reserves the right to increase the Minimum Monthly Factor upon reinstatement.

SURRENDER CHARGE
The surrender charge on the date of reinstatement is the surrender charge which would have been in effect had the VEL 91 Policy remained in force from the Date of Issue. The Policy Value less Debt on the date of default will be restored to the VEL 91 Policy to the extent it does not exceed the surrender charge on the date of reinstatement. Any Policy Value less the Debt as of the date of default which exceeds the surrender charge on the date of reinstatement will not be restored.

POLICY VALUE ON REINSTATEMENT
The Policy Value on the date of reinstatement is:

    - the Net Premium paid to reinstate the VEL 91 Policy increased by interest from the date the payment was received at the Principal Office, PLUS

    - an amount equal to the Policy Value less Debt on the date of default to the extent it does not exceed the surrender charge on the date of reinstatement, MINUS

    - the Monthly Deduction due on the date of reinstatement.

You may not reinstate any Debt outstanding on the date of default or foreclosure.

                            OTHER POLICY PROVISIONS

The following Policy provisions may vary in certain states in order to comply with requirements of the insurance laws, regulations and insurance regulatory agencies in those states.

POLICYOWNER

The Policyowner is the Insured unless another Policyowner has been named in the application for the Policy. The Policyowner generally is entitled to exercise all rights under the Policy while the Insured is alive, subject to the consent of any irrevocable Beneficiary (the consent of a revocable Beneficiary is not required). The consent of the Insured is required whenever the Face Amount of insurance is increased.

BENEFICIARY

The Beneficiary is the person or persons to whom the insurance proceeds are payable upon the Insured's death. Unless otherwise stated in the Policy, the Beneficiary has no rights in the Policy before the death of the Insured. While the Insured is alive, you may change any Beneficiary unless you have declared a Beneficiary to be irrevocable. If no Beneficiary is alive when the Insured dies, the Policyowner (or the Policyowner's estate) will be the Beneficiary. If more than one Beneficiary is alive when the Insured dies, they will be paid in equal shares, unless you have chosen otherwise. Where there is more than one Beneficiary, the interest of a Beneficiary who dies before the Insured will pass to surviving Beneficiaries proportionally.

INCONTESTABILITY

The Company will not contest the validity of the Policy after it has been in force during the Insured's lifetime for two years from the Date of Issue. The Company will not contest the validity of any increase in the Face Amount after such increase or rider has been in force during the Insured's lifetime for two years from its effective date.

SUICIDE

The Death Proceeds will not be paid if the Insured commits suicide within two years from the Date of Issue. Instead, the Company will pay the Beneficiary an amount equal to all premiums paid for the Policy, without interest, and less any outstanding Debt and any partial withdrawals. If the Insured commits suicide, generally within two years from the effective date of any increase in the Sum Insured, the Company's liability with respect to such increase will be limited to a refund of the cost thereof. The Beneficiary will receive the administrative charges and insurance charges paid for such increase.

AGE AND SEX

If the Insured's Age or sex as stated in the application for the Policy is not correct, benefits under the Policy will be adjusted to reflect the correct Age and sex if death occurs prior to the Maturity Date or the Final Premium Payment Date. The adjusted benefit will be that which the most recent cost of insurance charge would have purchased for the correct Age and sex. In no event will the Sum Insured be reduced to less than the Guideline Minimum Sum Insured. In the case of a Policy issued on a unisex basis, this provision as it relates to misstatement of sex does not apply.

ASSIGNMENT

The Policyowner may assign the Policy as collateral or make an absolute assignment of the Policy. All rights under the Policy will be transferred to the extent of the assignee's interest. The consent of the assignee may be required in order to make changes in premium allocations, to make transfers, or to exercise other rights under the Policy. The Company is not bound by an assignment or release thereof, unless it is in writing and is recorded at the Principal Office. When recorded, the assignment will take effect as of the date the Written Request was signed. Any rights created by the assignment will be subject to any payments made or actions taken by the Company before the assignment is recorded. The Company is not responsible for determining the validity of any assignment or release.

POSTPONEMENT OF PAYMENTS

Payments of any amount due from the Separate Account upon surrender, partial withdrawals, or death of the Insured, as well as payments of the Policy loan and transfers, may be postponed whenever:

    - the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC; or

    - an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

Payments under the Policy of any amounts derived from the premiums paid by check may be delayed until such time as the check has cleared your bank.

The Company also reserves the right to defer payment of any amount due from the General Account upon surrender, partial withdrawal or death of the Insured, as well as payments of Policy loans and transfers from the General Account, for a period not to exceed six months.

                DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY



NAME AND POSITION WITH COMPANY           PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
----------------------------------  --------------------------------------------------------
Bruce C. Anderson                   Director (since 1996), Vice President (since 1984) and
  Director                          Assistant Secretary (since 1992) of First Allmerica
Abigail M. Armstrong                Secretary (since 1996) and Counsel (since 1991) of First
  Secretary and Counsel             Allmerica; Secretary (since 1988) and Counsel (since
                                    1994) of Allmerica Investments, Inc.; and Secretary
                                    (since 1990) of Allmerica Financial Investment
                                    Management Services, Inc.
Warren E. Barnes
  Vice President and Corporate      Vice President (since 1996) and Corporate Controller
  Controller                        (since 1998) of First Allmerica
Robert E. Bruce                     Director and Chief Information Officer (since 1997) and
  Director and Chief Information    Vice President (since 1995) of First Allmerica; and
  Officer                           Corporate Manager (1979 to 1995) of Digital Equipment
                                    Corporation
John P. Kavanaugh                   Director and Chief Investment Officer (since 1996) and
  Director, Vice President and      Vice President (since 1991) of First Allmerica; and Vice
  Chief Investment Officer          President (since 1998) of Allmerica Financial Investment
                                    Management Services, Inc.
John F. Kelly                       Director (since 1996), Senior Vice President (since
  Director, Vice President and      1986), General Counsel (since 1981) and Assistant
  General Counsel                   Secretary (since 1991) of First Allmerica; Director
                                    (since 1985) of Allmerica Investments, Inc.; and
                                    Director (since 1990) of Allmerica Financial Investment
                                    Management Services, Inc.
J. Barry May                        Director (since 1996) of First Allmerica; Director and
  Director                          President (since 1996) of The Hanover Insurance Company;
                                    and Vice President (1993 to 1996) of The Hanover
                                    Insurance Company
James R. McAuliffe                  Director (since 1996) of First Allmerica; Director
  Director                          (since 1992), President (since 1994) and Chief Executive
                                    Officer (since 1996) of Citizens Insurance Company of
                                    America
John F. O'Brien                     Director, President and Chief Executive Officer (since
  Director and Chairman of the      1989) of First Allmerica; Director (since 1989) of
  Board                             Allmerica Investments, Inc.; and Director and Chairman
                                    of the Board (since 1990) of Allmerica Financial
                                    Investment Management Services, Inc.
Edward J. Parry, III                Director and Chief Financial Officer (since 1996) and
  Director, Vice President, Chief   Vice President and Treasurer (since 1993) of First
  Financial Officer and Treasurer   Allmerica; Treasurer (since 1993) of Allmerica
                                    Investments, Inc.; and Treasurer (since 1993) of
                                    Allmerica Financial Investment Management Services, Inc.
Richard M. Reilly                   Director (since 1996) and Vice President (since 1990) of
  Director, President and Chief     First Allmerica; Director (since 1990) of Allmerica
  Executive Officer                 Investments, Inc.; and Director and President (since
                                    1998) of Allmerica Financial Investment Management
                                    Services, Inc.

NAME AND POSITION WITH COMPANY           PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
----------------------------------  --------------------------------------------------------
Robert P. Restrepo, Jr.             Director and Vice President (since 1998) of First
  Director                          Allmerica; Chief Executive Officer (1996 to 1998) of
                                    Travelers Property & Casualty; Senior Vice President
                                    (1993 to 1996) of Aetna Life & Casualty Company
Eric A. Simonsen                    Director (since 1996) and Vice President (since 1990) of
  Director and Vice President       First Allmerica; Director (since 1991) of Allmerica
                                    Investments, Inc.; and Director (since 1991) of
                                    Allmerica Financial Investment Management Services, Inc.
Phillip E. Soule                    Director (since 1996) and Vice President (since 1987) of
  Director                          First Allmerica


                                  DISTRIBUTION

Allmerica Investments, Inc., a subsidiary of First Allmerica, acts as the principal underwriter of the Policies pursuant to a Sales and Administrative Services Agreement with the Company and the Separate Account. Allmerica Investments, Inc. is registered with the SEC as a broker-dealer, and is a member of the National Association of Securities Dealers, Inc. ("NASD"). The Policies are sold by agents of the Company who are registered representatives of Allmerica Investments, Inc., or of certain independent broker-dealers which are members of the NASD.

The Company pays commissions to registered representatives who sell the Policies based on a commission schedule. After issue of the Policy or an increase in the Face Amount, commissions generally will equal 50% of the first-year premiums up to a basic premium amount established by the Company. Thereafter, commissions generally will equal 4% of any additional premiums. Certain registered representatives, including registered representatives enrolled in the Company's training program for new agents, may receive additional first-year and renewal commissions and training reimbursements. General Agents of the Company and certain registered representatives also may be eligible to receive expense reimbursements based on the amount of earned commissions. General Agents may also receive overriding commissions, which will not exceed 11% of first-year or 14% of renewal premiums.

The Company intends to recoup the commission and other sales expense through a combination of the deferred sales charge component of the anticipated surrender and partial withdrawal charges, and the investment earnings on amounts allocated to accumulate on a fixed basis in excess of the interest credited on fixed accumulations by the Company. There is no additional charge to Policyowners or to the Separate Account. Any surrender charge assessed on the Policy will be retained by the Company except for amounts it may pay to Allmerica Investments, Inc. for services it performs and expenses it may incur as principal underwriter and general distributor.

                                    SERVICES


The Company receives fees from the investment advisers or other service providers of certain Funds in return for providing certain services to Policyowners. Currently, the Company receives service fees with respect to the Fidelity VIP Overseas Portfolio, Fidelity VIP Equity-Income Portfolio, Fidelity VIP Growth Portfolio, Fidelity VIP High Income Portfolio, Fidelity VIP Money Market Portfolio, and Fidelity VIP II Asset Manager Portfolio, at an annual rate of 0.10% of the aggregate net asset value, respectively, of the shares of such Funds held by the Separate Account. With respect to the T. Rowe Price International Stock Portfolio, the Company receives service fees at an annual rate of 0.15% per annum of the aggregate net asset value of shares held by the Separate Account. The Company may in the future render services for which it will receive compensation from the investment advisers or other service providers of other Funds.

                                    REPORTS

The Company will maintain the records relating to the Separate Account. Statements of significant transactions such as premium payments, changes in specified Face Amount, changes in Sum Insured Option, transfers among Sub-Accounts and the General Account, partial withdrawals, increases in loan amount by you, loan repayments, lapse, termination for any reason, and reinstatement will be sent to you promptly. An annual statement also will be sent to you within 30 days after the Policy anniversary. The annual statement will summarize all of the above transactions and deductions of charges during the Policy year. It also will set forth the status of the Death Proceeds, Policy Value, Surrender Value, amounts in the Sub-Accounts and General Account, and any Policy loans. In addition, you will be sent periodic reports containing financial statements and other information for the Separate Account and the Underlying Funds as required by the 1940 Act.

                               LEGAL PROCEEDINGS


There are no legal proceedings pending to which the Separate Account is a party, or to which the assets of the Separate Account are subject. The Company and Allmerica Investments, Inc. are not involved in any litigation that is of material importance in relation to their total assets or that relates to the Separate Account.


                              FURTHER INFORMATION

A Registration Statement under the 1933 Act relating to this offering has been filed with the SEC. Certain portions of the Registration Statement and amendments have been omitted from this Prospectus pursuant to the rules and regulations of the SEC. Statements contained in this Prospectus concerning the Policies and other legal documents are summaries. The complete documents and omitted information may be obtained from the SEC's principal office in Washington, DC, upon payment of the SEC's prescribed fees.

                            INDEPENDENT ACCOUNTANTS


The financial statements of the Company as of December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998, and the financial statements of VEL Account of the Company as of December 31, 1998 and for the periods indicated, included in this Prospectus constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.



The financial statements of the Company included herein should be considered only as bearing on the ability of the Company to meet its obligations under the Policy.


                           FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the value of the Policy, on loans, withdrawals, or surrenders, on death benefit payments, and on the economic benefit to you or the Beneficiary depends upon a variety of factors. The following discussion is based upon the Company's understanding of the present federal income tax laws as they currently are interpreted. From time to time legislation is proposed which, if passed, could significantly, adversely and possibly retroactively affect the taxation of the Policy. No representation is made regarding the likelihood of continuation of current federal income tax laws or of current interpretations by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws.

It should be recognized that the following summary of federal income tax aspects of amounts received under the Policy is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. Specifically, the discussion below does not address certain tax provisions that may be applicable if the Policyowner is a corporation or the Trustee of an employee benefit plan. A qualified tax adviser always should be consulted with regard to the application of law to individual circumstances.

THE COMPANY AND THE SEPARATE ACCOUNT

The Company is taxed as a life insurance company under Subchapter L of the Code, and files a consolidated tax return with its parent and affiliates. The Company does not expect to incur any income tax upon the earnings or realized capital gains attributable to the Separate Account. Based on this, no charge is made for federal income taxes which may be attributable to the Separate Account.

Periodically, the Company will review the question of a charge to the Separate Account for federal income taxes. Such a charge may be made in future years for any federal income taxes incurred by the Company. This might become necessary if the tax treatment of the Company ultimately is determined to be other than what the Company believes it to be, if there are changes made in the federal income tax treatment of variable life insurance at the Company level, or if there is a change in the Company's tax status. Any such charge would be designed to cover the federal income taxes attributable to the investment results of the Separate Account.

Under current laws the Company also may incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant. If there is a material change in applicable state or local tax laws, charges may be made for such taxes paid, or reserves for such taxes, attributable to the Separate Account.

TAXATION OF THE POLICIES

The Company believes that the Policies described in this Prospectus will be considered life insurance contracts under Section 7702 of the Code, which generally provides for the taxation of life insurance policies and places limitations on the relationship of the Policy Value to the Insurance Amount at Risk. As a result, the Death Proceeds payable are excludable from the gross income of the Beneficiary. Moreover, any increase in the Policy Value is not taxable until received by the Policyowner or the Policyowner's designee. See "Modified Endowment Contracts."

The Code also requires that the investment of each Sub-Account be adequately diversified in accordance with the Department of Treasury regulations in order to be treated as a life insurance policy for tax purposes. Although the Company does not have control over the investments of the Underlying Funds, the Company believes that the Underlying Funds currently meet the Treasury's diversification requirements, and the Company will monitor continued compliance with these requirements. In connection with the issuance of previous regulations relating to diversification requirements, the Treasury Department announced that such regulations do not provide guidance concerning the extent to which Policyowners may direct their investments to particular divisions of the Separate Account. Regulations in this regard may be issued in the future. It is possible that if and when regulations are issued, the Policy may need to be modified to comply with such regulations. For these reasons, the Policy or the Company's administrative rules may be modified as necessary to prevent the Policyowner from being considered the owner of the assets of the Separate Account.

Depending upon the circumstances, a surrender, partial withdrawal, change in the Sum Insured Option, change in the Face Amount, lapse with Policy loan outstanding, or assignment of the Policy may have tax consequences. In particular, under specified conditions, a distribution under the Policy during the first 15 years from Date of Issue that reduces future benefits under the Policy will be taxed to the Policyowner as ordinary income to the extent of any investment earnings in the Policy. Federal, state and local income, estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Insured, Policyowner or Beneficiary.

POLICY LOANS
The Company believes that non-preferred loans received under the Policy will be treated as an indebtedness of the Policyowner for federal income tax purposes. Under current law, these loans will not constitute income for the Policyowner while the Policy is in force (but see "Modified Endowment Contracts"). There is a risk, however, that a preferred loan may be characterized by the IRS as a withdrawal and taxed accordingly. At the present time, the IRS has not issued any guidance on whether loans with the attributes of a preferred loan should be treated differently than a non-preferred loan. This lack of specific guidance makes the tax treatment of preferred loans uncertain. In the event pertinent IRS guidelines are issued in the future, you may revoke your request for a preferred loan.

Section 264 of the Code restricts the deduction of interest on Policy loans. Consumer interest paid on Policy loans under an individually owned Policy is not tax deductible. Generally, no tax deduction for interest is allowed on Policy loans if the Insured is an officer or employee of, or is financially interested in, any business carried on by the taxpayer. There is an exception to this rule which permits a deduction for interest on loans up to $50,000 related to any policies covering the greater of (1) five individuals, or (2) the lesser of (a) 5% of the total number of officers and employees of the corporation, or (b) 20 individuals.

MODIFIED ENDOWMENT CONTRACTS

The Technical and Miscellaneous Revenue Act of 1988 ("the 1988 Act") adversely affects the tax treatment of distributions under so-called "modified endowment contracts." Under the 1988 Act, any life insurance policy, including the Policy offered by this Prospectus, that fails to satisfy a "seven-pay" test is considered a modified endowment contract. A policy would fail to satisfy the seven-pay test if the cumulative premiums paid under the policy at any time during the first seven policy years or within seven years of a material change in the Policy exceeds the sum of the net level premiums that would have been paid, had the policy provided for paid-up future benefits after the payment of seven level premiums.

If the Policy is considered a modified endowment contract, all distributions under the Policy will be taxed on an "income-first" basis. Most distributions received by the Policyowner directly or indirectly (including loans, withdrawals, surrenders, or the assignment or pledge of any portion of the Policy Value) will be includible in gross income to the extent that the Surrender Value of the Policy exceeds the Policyowner's investment in the Policy. Any additional amounts will be treated as a return of capital to the extent of the Policyowner's basis in the Policy. With certain exceptions, an additional 10% tax will be imposed on the portion of any distribution that is includible in income. All modified endowment contracts issued by the same insurance company to the same Policyowner during any 12-month period will be treated as a single modified endowment contract in determining taxable distributions.

Currently, each Policy is reviewed when premiums are received to determine if it satisfies the seven-pay test. If the Policy does not satisfy the seven-pay test, the Company will notify the Policyowner of the option of requesting a refund of the excess premium. The refund process must be completed within 60 days after the Policy anniversary, or the Policy will be classified permanently as a modified endowment contract.

                   MORE INFORMATION ABOUT THE GENERAL ACCOUNT

As discussed earlier, you may allocate Net Premiums and transfer Policy Value to the General Account. Because of exemption and exclusionary provisions in the securities law, any amount in the General Account is not generally subject to regulation under the provisions of the 1933 Act or the 1940 Act. Accordingly, the disclosures in this section have not been reviewed by the SEC. Disclosures regarding the fixed portion of the Policy and the General Account may, however, be subject to certain generally applicable provisions of the federal securities laws concerning the accuracy and completeness of statements made in prospectuses.

GENERAL DESCRIPTION

The General Account is made up of all of the general assets of the Company other than those allocated to any Separate Account. Allocations to the General Account become part of the assets of the Company and are used to support insurance and annuity obligations. Subject to applicable law, the Company has sole discretion over the investment of assets of the General Account.

A portion or all of Net Premiums may be allocated or transferred to accumulate at a fixed rate of interest in the General Account. Such net amounts are guaranteed by the Company as to principal and a minimum rate of interest. The allocation or transfer of funds to the General Account does not entitle you to share in the investment experience of the General Account.

GENERAL ACCOUNT VALUES

The Company bears the full investment risk for amounts allocated to the General Account, and guarantees that interest credited to each Policyowner's Policy Value in the General Account will not be less than an annual rate of 4% ("Guaranteed Minimum Rate").

The Company may, at its sole discretion, credit a higher rate of interest ("excess interest"), although it is not obligated to credit interest in excess of 4% per year, and might not do so. The excess interest rate, if any, in effect on the date a premium is received at the Principal Office, however, is guaranteed on that premium for one year, unless the Policy Value associated with the premium becomes security for the Policy loan. AFTER SUCH INITIAL ONE-YEAR GUARANTEE OF INTEREST ON NET PREMIUM, ANY INTEREST CREDITED ON THE POLICY'S ACCUMULATED VALUE IN THE GENERAL ACCOUNT IN EXCESS OF THE GUARANTEED MINIMUM RATE PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF THE COMPANY. THE POLICYOWNER ASSUMES THE RISK THAT INTEREST CREDITED MAY NOT EXCEED THE GUARANTEED MINIMUM RATE. Even if excess interest is credited to accumulated value in the General Account, no excess interest will be credited to that portion of the Policy Value which is equal to the Debt. Such Policy Value, however, will be credited interest at an effective annual yield of at least 6%.

The Company guarantees that, on each Monthly Payment Date, the Policy Value in the General Account will be the amount of the Net Premiums allocated or the Policy Value transferred to the General Account, plus interest at an annual rate of 4%, plus any excess interest which the Company credits, less the sum of all Policy charges allocable to the General Account and any amounts deducted from the General Account in connection with loans, partial withdrawals, surrenders or transfers.

THE POLICIES

This Prospectus describes flexible premium variable life insurance Policies, and is intended generally to serve as a disclosure document only for the aspects of the Policy relating to the Separate Account. For complete details regarding the General Account, see the Policy itself.

SURRENDERS AND PARTIAL WITHDRAWALS
If the Policy is surrendered or if a partial withdrawal is made, a surrender charge or partial withdrawal charge, as applicable, may be imposed. In the event of a decrease in the Face Amount, the surrender charge deducted is a fraction of the charge that would apply to a full surrender of the Policy. Partial withdrawals are made on a last-in/first-out basis from the Policy Value allocated to the General Account.

TRANSFERS
The first 12 transfers in a Policy year are free of charge. Thereafter, a $10 transfer charge will be deducted for each transfer in that Policy year. The transfer privilege is subject to the consent of the Company and to the Company's then current rules.

Policy loans also may be made from the Policy Value in the General Account.

DELAY OF PAYMENTS
Transfers, surrenders, partial withdrawals, Death Proceeds and Policy loans payable from the General Account may be delayed up to six months. If payment is delayed for 30 days or more, however, the Company will pay interest at least equal to an effective annual yield of 3 1/2% for the period of deferment. Amounts from the General Account used to pay premiums on policies with the Company will not be delayed.

                              YEAR 2000 DISCLOSURE



The Year 2000 issue is the result of computer programs being written using two digits rather than four to define the applicable year. Any of the Company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices or engage in similar normal business activities.



Based on a third party assessment, the Company determined that significant portions of its software required modification or replacement to enable its computer systems to properly process dates beyond December 31, 1999. The Company is presently completing the process of modifying or replacing existing software and believes that this action will resolve the Year 2000 issue. However, if such modifications and conversions are not made, or are not completed timely, or should there be serious unanticipated interruptions from unknown sources, the Year 2000 issue could have a material adverse impact on the operations of the Company. Specifically, the Company could experience, among other things, an interruption in its ability to collect and process premiums, process claim payments, safeguard and manage its invested assets, accurately maintain policyholder information, accurately maintain accounting records, and perform customer service. Any of these specific events, depending on duration, could have a material adverse impact on the results of operations and the financial position of the Company.



The Company has initiated formal communications with all of its suppliers to determine the extent to which the Company is vulnerable to those third parties' failure to remediate their own Year 2000 issue. The Company's total Year 2000 project cost and estimates to complete the project include the estimated costs and time associated with the Company's involvement on a third party's Year 2000 issue, and are based on presently available information. However, there can be no guarantee that the systems of other companies on which the Company's systems rely will be timely converted, or that a failure to convert by another company, or a conversion that is incompatible with the Company's systems, would not have material adverse effect on the Company. The Company does not believe that it has material exposure to contingencies related to the Year 2000 issue for the products it has sold. Although the Company does not believe that there is a material contingency associated with the Year 2000 project, there can be no assurance that exposure for material contingencies will not arise.



The cost of the Year 2000 project will be expensed as incurred and is being funded primarily through a reallocation of resources from discretionary projects and a reduction in systems maintenance and support costs. Therefore, the Year 2000 project is not expected to result in any significant incremental technology cost and is not expected to have a material effect on the results of operations. The Company and its affiliates have incurred and expensed approximately $54 million related to the assessment, plan development and substantial completion of the Year 2000 project, through December 31, 1998. The total remaining cost of the project is estimated between $20-30 million.


                              FINANCIAL STATEMENTS


Financial Statements for the Company and the Separate Account are included in this Prospectus, beginning immediately after the Appendices. The financial statements of the Company should be considered only as bearing on the ability of the Company to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                   APPENDIX A
                               OPTIONAL BENEFITS

This Appendix is intended to provide only a very brief overview of additional insurance benefits available by rider. For more information, contact your agent.

The following supplemental benefits are available for issue under the Policy for an additional charge.

WAIVER OF PREMIUM RIDER

This Rider provides that during periods of total disability, continuing more than four months, the Company will add to the Policy Value each month an amount selected by you or the amount needed to pay the Policy charges, whichever is greater. This value will be used to keep the Policy in force. This benefit is subject to the Company's maximum issue benefits. Its cost will change yearly.

GUARANTEED INSURABILITY RIDER

This Rider guarantees that insurance may be added at various option dates without Evidence of Insurability. This benefit may be exercised on the option dates even if the Insured is disabled.

OTHER INSURED RIDER

This Rider provides a term insurance benefit for up to five Insureds. At present this benefit is only available for the spouse and children of the primary Insured. The Rider includes a feature that allows the "Other Insured" to convert the coverage to a flexible premium adjustable life insurance Policy.

CHILDREN'S INSURANCE RIDER

This Rider provides coverage for eligible minor children. It also covers future children, including adopted children and stepchildren.

EXCHANGE OPTION RIDER

This Rider allows you to use the Policy to insure a different person, subject to Company guidelines.

LIVING BENEFITS RIDER

This Rider permits part of the proceeds of the Policy to be available before death if the Insured becomes terminally ill or is permanently confined to a nursing home.

Certain Riders May Not Be Available In All States.

                                   APPENDIX B
                         DEATH PROCEEDS PAYMENT OPTIONS

PAYMENT OPTIONS

Upon Written Request, the Surrender Value or all or part of the Death Proceeds may be placed under one or more of the payment options below or any other option offered by the Company. If you do not make an election, the Company will pay the benefits in a single sum. A certificate will be provided to the payee describing the payment option selected. If a payment option is selected, the Beneficiary may pay to the Company any amount that otherwise would be deducted from the Sum Insured.

The amounts payable under a payment option for each $1,000 value applied will be the greater of:

    - the rate per $1,000 of value applied based on the Company's non-guaranteed current payment option rates for the Policy, or

    - the rate in the Policy for the applicable payment option.

The following payment options currently are available. The amounts payable under these options are paid from the General Account. None is based on the investment experience of the Separate Account.

 OPTION A:  PAYMENTS FOR A SPECIFIED NUMBER OF YEARS. The Company will make equal payments for any selected number of years (not greater than 30). Payments may be made annually, semi- annually, quarterly or monthly.

 OPTION B:  LIFETIME MONTHLY PAYMENTS. Payments are based on the payee's age on the date the first payment will be made. One of three variations may be chosen.
            Depending upon this choice, payments will end:

       (1)  upon the death of the payee, with no further payments due (Life Annuity), or

       (2)  upon the death of the payee, but not before the sum of the payments made first equals or exceeds the amount applied under this option (Life Annuity with Installment Refund), or

       (3)  upon the death of the payee, but not before a selected period (5, 10 or 20 years) has elapsed (Life Annuity with Period Certain).

 OPTION C:  INTEREST PAYMENTS. The Company will pay interest at a rate determined by the
            Company each year, but which will not be less than 3 1/2%. Payments may be made annually, semi-annually, quarterly or monthly. Payments will end when the amount left with the Company has been withdrawn. Payments will not continue, however, after the death of the payee. Any unpaid balance plus accrued interest will be paid in a lump sum.

 OPTION D:  PAYMENTS FOR A SPECIFIED AMOUNT. Payments will be made until the unpaid balance is exhausted. Interest will be credited to the unpaid balance. The rate of interest will be determined by the Company each year, but will not be less than 3 1/2%. Payments may be made annually, semi-annually, quarterly or monthly. The payment level selected must provide for the payment each year of at least 8% of the amount applied.

 OPTION E:  LIFETIME MONTHLY PAYMENTS FOR TWO PAYEES. One of three variations may be chosen. After the death of one payee, payments will continue to the survivor:

       (1)  in the same amount as the original amount; or

       (2)  in an amount equal to 2/3 of the original amount; or

       (3)  in an amount equal to 1/2 of the original amount.

Payments are based on the payees' ages on the date the first payment is due. Payments will end upon the death of the surviving payee.

SELECTION OF PAYMENT OPTIONS

The amount applied under any one option for any one payee must be at least $5,000. The periodic payment for any one payee must be at least $50. Subject to your and/or the Beneficiary's provision, any option selection may be changed before the Death Proceeds become payable. If you make no selection, the Beneficiary may select an option when the Death Proceeds become payable.

If the amount of monthly income payments under Option B(3) for the attained age of the payee are the same for different periods certain, the Company will deem an election to have been made for the longest period certain which could have been elected for such age and amount.

You may give the Beneficiary the right to change from Option C or D to any other option at any time. If the payee selects Option C or D when the Policy becomes a claim, the right may be reserves to change to any other option. The payee who elects to change options must be a payee under the option selected.

ADDITIONAL DEPOSITS

An additional deposit may be made to any proceeds when they are applied under Option B or E. A charge not to exceed 3% will be made. The Company may limit the amount of this deposit.

RIGHTS AND LIMITATIONS

A payee does not have the right to assign any amount payable under any option. A payee does not have the right to commute any amount payable under Option B or E. A payee will have the right to commute any amount payable under Option A only if the right is reserved in the Written Request selecting the option. If the right to commute is exercised, the commuted values will be computed at the interest rates used to calculate the benefits. The amount left under Option C, and any unpaid balance under Option D, may be withdrawn by the payee only as set forth in the Written Request selecting the option.

A corporation or fiduciary payee may select only Option A, C or D. Such selection will be subject to the consent of the Company.

PAYMENT DATES

The first payment under any option, except Option C, will be due on the date the Policy matures by death or otherwise, unless another date is designated. Payments under Option C begin at the end of the first payment period.

The last payment under any option will be made as stated in the description of that option. Should a payee under Option B or E die prior to the due date of the second monthly payment, however, the amount applied less the first monthly payment will be paid in a lump sum or under any option other than Option E. A lump sum payment will be made to the surviving payee under Option E or the succeeding payee under Option B.

                                   APPENDIX C
                  ILLUSTRATIONS OF SUM INSURED, POLICY VALUES
                            AND ACCUMULATED PREMIUMS

The following tables illustrate the way in which the Surrender Value, Death Benefit and Policy Value under representative VEL 91 Policies could vary over an extended period of time. The tables illustrate a VEL 91 Policy issued to a male, Age 30, under a standard Premium Class and qualifying for the non-smoker discount, and a VEL 91 Policy issued to a male, Age 45, under a standard Premium Class and qualifying for the non-smoker discount. For each set of illustrations, the first table illustrates the current cost of insurance rates and the second table illustrates the guaranteed cost of insurance rates as presently in effect.

The Surrender Values for Policy years 12 and later, the Death Benefits, and the Policy Values given in the tables would be the same for VEL 87 Policies issued with the same underwriting assumptions as the representative VEL 91 Policies (i.e., to a male, Age 30 or 45, under a standard Premium Class and qualifying for the non-smoker discount). However, the Surrender Values for a VEL 87 Policy would generally be slightly higher than for the VEL 91 Policy up until Policy Year 12, because of the generally lower surrender charges under a VEL 87 Policy.

ASSUMPTIONS

The tables assume that no Policy loans have been made, that you have not requested an increase or decrease in the initial Face Amount, that no partial withdrawals have been made, and that no transfers above 12 have been made in any Policy year (so that no transaction or transfer charges have been incurred).

The tables assume that all premiums are allocated to and remain in the Separate Account for the entire period shown. The tables are based on hypothetical gross investment rates of return for the Underlying Fund (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross (after tax) annual rates of 0%, 6%, and 12%. The second column of the tables show the amount which would accumulate if an amount equal to the Guideline Annual Premium was invested each year to earn interest (after taxes) at 5%, compounded annually.

The Policy Values and Death Proceeds would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below such averages for individual Policy years. The values also would be different depending on the allocation of the Policy's total Policy Value among the Sub-Accounts of the Separate Account, if the actual rates of return averaged 0%, 6% or 12%, but the rates of each Underlying Fund varied above and below such averages.

DEDUCTIONS FOR CHARGES
The amounts shown for the Death Proceeds and the Policy Values take into account the deduction from premium for the tax expense charge, the Monthly Deduction from Policy Value, and the daily charge against the Separate Account for mortality and expense risks. In both the Current Cost of Insurance Charges illustrations and the Guaranteed Cost of Insurance Charges illustrations, the Separate Account charges are equivalent to an effective annual rate of 0.90% of the average daily value of the assets in the Separate Account.

EXPENSES OF THE UNDERLYING FUNDS

The amounts shown in the tables also take into account the Underlying Fund advisory fees and operating expenses, which are assumed to be at an annual rate of 0.85% of the average daily net assets of the Underlying Fund. The actual fees and expenses of each Underlying Fund vary, and in 1998 ranged from an annual rate of 0.30% to an annual rate of 2.19% of average daily net assets. The fees and expenses associated with your Policy may be more or less than 0.85% in the aggregate, depending upon how you make allocations of Policy Value among the Sub-Accounts.

Until further notice, AFIMS has declared a voluntary expense limitation of 1.35% of average net assets for Select Aggressive Growth Fund and Select Capital Appreciation Fund, 1.25% for Select Value Opportunity Fund, 1.50% for Select International Equity Fund, 1.20% for Growth Fund and Select Growth Fund, 1.10% for Select Growth and Income Fund, 1.00% for Select Income Fund, Investment Grade Income Fund and Government Bond Fund, and 0.60% for Money Market Fund and Equity Index Fund. The total operating expenses of these Funds of the Trust were less than their respective expense limitations throughout 1998.


Until further notice, AFIMS has declared a voluntary expense limitation of 1.20% of average daily net assets for the Select Strategic Growth Fund. In addition, AFIMS has agreed to voluntarily waive its management fee to the extent that expenses of the Select Emerging Markets Fund exceed 2.00% of the Fund's average daily net assets, except that such waiver shall not exceed the net amount of management fees earned by AFIMS from the Fund after subtracting fees paid by AFIMS to a sub-adviser. These limitations may be terminated at any time.


The declaration of a voluntary management fee or expense limitation in any year does not bind the Manager to declare future expense limitations with respect to these Funds. These limitations may be terminated at any time.



Until further notice, the Select Value Opportunity Fund's management fee rate has been voluntarily limited to an annual rate of 0.90% of average daily net assets, and total expenses are limited to 1.25% of average daily net assets.



Effective May 1, 1999, Delaware International Advisers Ltd., the investment adviser for the DGPF International Equity Series, has agreed to limit total annual expenses of the fund to 0.95%. This limitation replaces a prior limitation of 0.95% that expired on April 30, 1999. The new limitation will be in effect through October 31, 1999. For the fiscal year ended December 31, 1998, the actual ratio of total annual expenses was 0.98%.



The Underlying Fund information above was provided by the Underlying Funds and was not independently verified by the Company.


NET ANNUAL RATES OF INVESTMENT
Taking into account the Separate Account mortality and expense risk and the assumed 0.85% charge for Underlying Fund advisory fees and operating expenses, the gross annual rates of investment return of 0%, 6%, and 12% correspond to net annual rates of -1.75%, 4.25% and 10.25%, respectively.

The hypothetical returns shown in the tables do not reflect any charges for income taxes against the Separate Account since no charges are currently made. If in the future, however, such charges are made in order to produce illustrated death benefits and cash values, the gross annual investment rate of return would have to exceed 0%, 6% or 12% by a sufficient amount to cover the tax charges.

UPON REQUEST, THE COMPANY WILL PROVIDE A COMPARABLE ILLUSTRATION BASED UPON THE PROPOSED INSURED'S AGE, SEX, AND UNDERWRITING CLASSIFICATION, AND THE REQUESTED FACE AMOUNT, SUM INSURED OPTION, AND RIDERS.

TO CHOOSE THE SUB-ACCOUNTS WHICH WILL BEST MEET YOUR NEEDS AND OBJECTIVES, CAREFULLY READ THE PROSPECTUSES OF THE UNDERLYING FUNDS ALONG WITH THIS PROSPECTUS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                                 VEL 91 POLICY

                                                          MALE NON-SMOKER AGE 45
                                                SPECIFIED FACE AMOUNT = $250,000
                                                            SUM INSURED OPTION 1

                       CURRENT COST OF INSURANCE CHARGES


         PREMIUMS         HYPOTHETICAL 0%                HYPOTHETICAL 6%
         PAID PLUS    GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN            HYPOTHETICAL 12%
         INTEREST   ----------------------------  -----------------------------      GROSS INVESTMENT RETURN
           AT 5%                POLICY                         POLICY            -------------------------------
 POLICY  PER YEAR   SURRENDER    VALUE    DEATH   SURRENDER    VALUE     DEATH   SURRENDER   POLICY      DEATH
  YEAR      (1)       VALUE       (2)    BENEFIT    VALUE       (2)     BENEFIT    VALUE    VALUE (2)   BENEFIT
 ------  ---------  ---------   -------  -------  ---------   --------  -------  ---------  ---------  ---------
   1       4,410           0     2,935   250,000         0      3,145   250,000         0      3,356     250,000
   2       9,041       2,604     6,001   250,000     3,217      6,614   250,000     3,857      7,254     250,000
   3      13,903       5,561     8,957   250,000     6,777     10,174   250,000     8,098     11,495     250,000
   4      19,008       8,540    11,801   250,000    10,565     13,826   250,000    12,852     16,113     250,000
   5      24,368      11,673    14,527   250,000    14,714     17,567   250,000    18,290     21,143     250,000
   6      29,996      14,690    17,136   250,000    18,957     21,403   250,000    24,184     26,629     250,000
   7      35,906      17,591    19,629   250,000    23,299     25,337   250,000    30,586     32,624     250,000
   8      42,112      20,367    21,998   250,000    27,735     29,365   250,000    37,543     39,174     250,000
   9      48,627      23,012    24,235   250,000    32,264     33,487   250,000    45,112     46,335     250,000
   10     55,469      25,515    26,330   250,000    36,879     37,694   250,000    53,353     54,168     250,000
   11     62,652      27,869    28,277   250,000    41,579     41,987   250,000    62,338     62,746     250,000
   12     70,195      30,050    30,050   250,000    46,347     46,347   250,000    72,136     72,136     250,000
   13     78,114      31,648    31,648   250,000    50,779     50,779   250,000    82,437     82,437     250,000
   14     86,430      33,081    33,081   250,000    55,297     55,297   250,000    93,773     93,773     250,000
   15     95,161      34,335    34,335   250,000    59,898     59,898   250,000   106,263    106,263     250,000
   16    104,330      35,396    35,396   250,000    64,578     64,578   250,000   120,048    120,048     250,000
   17    113,956      36,252    36,252   250,000    69,336     69,336   250,000   135,293    135,293     250,000
   18    124,064      36,879    36,879   250,000    74,163     74,163   250,000   152,182    152,182     250,000
   19    134,677      37,253    37,253   250,000    79,049     79,049   250,000   170,934    170,934     250,000
   20    145,821      37,346    37,346   250,000    83,987     83,987   250,000   191,806    191,806     250,000
 Age 60   95,161      34,335    34,335   250,000    59,898     59,898   250,000   106,263    106,263     250,000
 Age 65  145,821      37,346    37,346   250,000    83,987     83,987   250,000   191,806    191,806     250,000
 Age 70  210,477      32,896    32,896   250,000   109,554    109,554   250,000   333,731    333,731     387,128
 Age 75  292,995      16,689    16,689   250,000   136,793    136,793   250,000   561,890    561,890     601,222


(1) Assumes a $4,200 premium is paid at the beginning of each Policy year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE POLICYOWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, POLICY VALUE, AND DEATH BENEFIT FOR THE POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE GENERAL ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                                 VEL 91 POLICY

                                                          MALE NON-SMOKER AGE 45
                                                SPECIFIED FACE AMOUNT = $250,000
                                                            SUM INSURED OPTION 1

                      GUARANTEED COST OF INSURANCE CHARGES


         PREMIUMS         HYPOTHETICAL 0%                HYPOTHETICAL 6%
         PAID PLUS    GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN            HYPOTHETICAL 12%
         INTEREST   ----------------------------  -----------------------------      GROSS INVESTMENT RETURN
           AT 5%                POLICY                         POLICY            -------------------------------
 POLICY  PER YEAR   SURRENDER    VALUE    DEATH   SURRENDER    VALUE     DEATH   SURRENDER   POLICY      DEATH
  YEAR      (1)       VALUE       (2)    BENEFIT    VALUE       (2)     BENEFIT    VALUE    VALUE (2)   BENEFIT
 ------  ---------  ---------   -------  -------  ---------   --------  -------  ---------  ---------  ---------
   1       4,410           0     2,914   250,000         0      3,124   250,000         0      3,334     250,000
   2       9,041       2,563     5,960   250,000     3,173      6,570   250,000     3,810      7,207     250,000
   3      13,903       5,496     8,893   250,000     6,707     10,104   250,000     8,022     11,419     250,000
   4      19,008       8,452    11,713   250,000    10,466     13,727   250,000    12,742     16,003     250,000
   5      24,368      11,560    14,413   250,000    14,583     17,437   250,000    18,139     20,993     250,000
   6      29,996      14,547    16,993   250,000    18,788     21,234   250,000    23,985     26,431     250,000
   7      35,906      17,400    19,439   250,000    23,073     25,111   250,000    30,316     32,354     250,000
   8      42,112      20,108    21,739   250,000    27,427     29,058   250,000    37,174     38,805     250,000
   9      48,627      22,661    23,884   250,000    31,846     33,069   250,000    44,610     45,833     250,000
   10     55,469      25,042    25,858   250,000    36,317     37,132   250,000    52,677     53,492     250,000
   11     62,652      27,242    27,649   250,000    40,833     41,241   250,000    61,441     61,848     250,000
   12     70,195      29,245    29,245   250,000    45,386     45,386   250,000    70,976     70,976     250,000
   13     78,114      30,638    30,638   250,000    49,567     49,567   250,000    80,969     80,969     250,000
   14     86,430      31,817    31,817   250,000    53,777     53,777   250,000    91,930     91,930     250,000
   15     95,161      32,760    32,760   250,000    58,002     58,002   250,000   103,973    103,973     250,000
   16    104,330      33,444    33,444   250,000    62,230     62,230   250,000   117,231    117,231     250,000
   17    113,956      33,843    33,843   250,000    66,444     66,444   250,000   131,861    131,861     250,000
   18    124,064      33,920    33,920   250,000    70,621     70,621   250,000   148,045    148,045     250,000
   19    134,677      33,629    33,629   250,000    74,734     74,734   250,000   166,000    166,000     250,000
   20    145,821      32,922    32,922   250,000    78,752     78,752   250,000   185,988    185,988     250,000
 Age 60   95,161      32,760    32,760   250,000    58,002     58,002   250,000   103,973    103,973     250,000
 Age 65  145,821      32,922    32,922   250,000    78,752     78,752   250,000   185,988    185,988     250,000
 Age 70  210,477      21,383    21,383   250,000    96,595     96,595   250,000   322,403    322,403     373,988
 Age 75  292,995           0         0   250,000   106,325    106,325   250,000   539,910    539,910     577,704


(1) Assumes a $4,200 premium is paid at the beginning of each Policy year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE POLICYOWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, POLICY VALUE, AND DEATH BENEFIT FOR THE POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE GENERAL ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                                 VEL 91 POLICY

                                                          MALE NON-SMOKER AGE 30
                                                 SPECIFIED FACE AMOUNT = $75,000
                                                            SUM INSURED OPTION 2

                       CURRENT COST OF INSURANCE CHARGES


         PREMIUMS         HYPOTHETICAL 0%                HYPOTHETICAL 6%
         PAID PLUS    GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN            HYPOTHETICAL 12%
         INTEREST   ----------------------------  -----------------------------      GROSS INVESTMENT RETURN
           AT 5%                POLICY                         POLICY            -------------------------------
 POLICY  PER YEAR   SURRENDER    VALUE    DEATH   SURRENDER    VALUE     DEATH   SURRENDER   POLICY      DEATH
  YEAR      (1)       VALUE       (2)    BENEFIT    VALUE       (2)     BENEFIT    VALUE    VALUE (2)   BENEFIT
 ------  ---------  ---------   -------  -------  ---------   --------  -------  ---------  ---------  ---------
   1       1,470         100       937   75,937        168      1,006    76,006       237      1,075      76,075
   2       3,014       1,256     2,093   77,093      1,460      2,297    77,297     1,673      2,510      77,510
   3       4,634       2,389     3,226   78,226      2,804      3,641    78,641     3,253      4,090      79,090
   4       6,336       3,533     4,336   79,336      4,235      5,039    80,039     5,024      5,828      80,828
   5       8,123       4,719     5,423   80,423      5,787      6,491    81,491     7,037      7,740      82,740
   6       9,999       5,881     6,484   81,484      7,396      7,998    82,998     9,238      9,841      84,841
   7      11,969       7,018     7,520   82,520      9,062      9,564    84,564    11,649     12,151      87,151
   8      14,037       8,129     8,531   83,531     10,786     11,188    86,188    14,287     14,689      89,689
   9      16,209       9,213     9,514   84,514     12,570     12,871    87,871    17,177     17,478      92,478
   10     18,490      10,269    10,470   85,470     14,415     14,616    89,616    20,341     20,542      95,542
   11     20,884      11,298    11,398   86,398     16,322     16,423    91,423    23,807     23,908      98,908
   12     23,398      12,297    12,297   87,297     18,292     18,292    93,292    27,604     27,604     102,604
   13     26,038      13,166    13,166   88,166     20,228     20,228    95,228    31,665     31,665     106,665
   14     28,810      14,005    14,005   89,005     22,230     22,230    97,230    36,126     36,126     111,126
   15     31,720      14,813    14,813   89,813     24,300     24,300    99,300    41,027     41,027     116,027
   16     34,777      15,588    15,588   90,588     26,439     26,439   101,439    46,411     46,411     121,411
   17     37,985      16,330    16,330   91,330     28,649     28,649   103,649    52,326     52,326     127,326
   18     41,355      17,037    17,037   92,037     30,930     30,930   105,930    58,823     58,823     133,823
   19     44,892      17,708    17,708   92,708     33,284     33,284   108,284    65,962     65,962     140,962
   20     48,607      18,342    18,342   93,342     35,711     35,711   110,711    73,805     73,805     148,805
 Age 60   97,665      22,170    22,170   97,170     64,098     64,098   139,098   210,401    210,401     285,401
 Age 65  132,771      21,672    21,672   96,672     80,793     80,793   155,793   345,181    345,181     421,121
 Age 70  177,576      18,618    18,618   93,618     98,351     98,351   173,351   560,680    560,680     650,388
 Age 75  234,759      11,963    11,963   86,963    115,531    115,531   190,531   906,179    906,179     981,179


(1) Assumes a $1,400 premium is paid at the beginning of each Policy year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE POLICYOWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, POLICY VALUE, AND DEATH BENEFIT FOR THE POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE GENERAL ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                                 VEL 91 POLICY

                                                          MALE NON-SMOKER AGE 30
                                                 SPECIFIED FACE AMOUNT = $75,000
                                                            SUM INSURED OPTION 2

                      GUARANTEED COST OF INSURANCE CHARGES


         PREMIUMS         HYPOTHETICAL 0%                HYPOTHETICAL 6%
         PAID PLUS    GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN            HYPOTHETICAL 12%
         INTEREST   ----------------------------  -----------------------------      GROSS INVESTMENT RETURN
           AT 5%                POLICY                         POLICY            -------------------------------
 POLICY  PER YEAR   SURRENDER    VALUE    DEATH   SURRENDER    VALUE     DEATH   SURRENDER   POLICY      DEATH
  YEAR      (1)       VALUE       (2)    BENEFIT    VALUE       (2)     BENEFIT    VALUE    VALUE (2)   BENEFIT
 ------  ---------  ---------   -------  -------  ---------   --------  -------  ---------  ---------  ---------
   1       1,470         100       937   75,937        168      1,006    76,006       237      1,075      76,075
   2       3,014       1,256     2,093   77,093      1,460      2,297    77,297     1,673      2,510      77,510
   3       4,634       2,389     3,226   78,226      2,804      3,641    78,641     3,253      4,090      79,090
   4       6,336       3,533     4,336   79,336      4,235      5,039    80,039     5,024      5,828      80,828
   5       8,123       4,719     5,423   80,423      5,787      6,491    81,491     7,037      7,740      82,740
   6       9,999       5,881     6,484   81,484      7,396      7,998    82,998     9,238      9,841      84,841
   7      11,969       7,018     7,520   82,520      9,062      9,564    84,564    11,649     12,151      87,151
   8      14,037       8,129     8,531   83,531     10,786     11,188    86,188    14,287     14,689      89,689
   9      16,209       9,213     9,514   84,514     12,570     12,871    87,871    17,177     17,478      92,478
   10     18,490      10,269    10,470   85,470     14,415     14,616    89,616    20,341     20,542      95,542
   11     20,884      11,298    11,398   86,398     16,322     16,423    91,423    23,807     23,908      98,908
   12     23,398      12,297    12,297   87,297     18,292     18,292    93,292    27,604     27,604     102,604
   13     26,038      13,166    13,166   88,166     20,228     20,228    95,228    31,665     31,665     106,665
   14     28,810      14,005    14,005   89,005     22,230     22,230    97,230    36,126     36,126     111,126
   15     31,720      14,813    14,813   89,813     24,300     24,300    99,300    41,027     41,027     116,027
   16     34,777      15,588    15,588   90,588     26,439     26,439   101,439    46,411     46,411     121,411
   17     37,985      16,330    16,330   91,330     28,649     28,649   103,649    52,326     52,326     127,326
   18     41,355      17,037    17,037   92,037     30,930     30,930   105,930    58,823     58,823     133,823
   19     44,892      17,708    17,708   92,708     33,284     33,284   108,284    65,962     65,962     140,962
   20     48,607      18,342    18,342   93,342     35,711     35,711   110,711    73,805     73,805     148,805
 Age 60   97,665      21,807    21,807   96,807     63,665     63,665   138,665   209,880    209,880     284,880
 Age 65  132,771      20,478    20,478   95,478     79,279     79,279   154,279   343,219    343,219     418,727
 Age 70  177,576      15,421    15,421   90,421     94,084     94,084   169,084   554,647    554,647     643,390
 Age 75  234,759       4,335     4,335   79,335    104,900    104,900   179,900   889,999    889,999     964,999


(1) Assumes a $1,400 premium is paid at the beginning of each Policy year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE POLICYOWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, POLICY VALUE, AND DEATH BENEFIT FOR THE POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE GENERAL ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                   APPENDIX D
                    CALCULATION OF MAXIMUM SURRENDER CHARGES
                                VEL 87 POLICIES

A separate surrender charge is calculated upon issuance of a VEL 87 Policy and upon each increase in Face Amount. The maximum Surrender Charge calculated upon issuance of the VEL 87 Policy is equal to $4.50 per thousand dollars of the initial Face Amount plus 30% of the Guideline Annual Premium times a factor of not greater than 1.0, as indicated on pages D-1 and D-2. The maximum surrender charge for an increase in Face Amount is $4.50 per thousand dollars of increase, plus 30% of the Guideline Annual Premium for the increase times a factor of not greater than 1.0, as indicated on pages D-1 and D-2. The calculation may be summarized in the following formula:


                                    Face Amount
 Maximum Surrender Charge = (4.5 X  -----------   ) + (0.3 X Guideline Annual Premium X
                                        1000      Factor)


The maximum surrender charge remains level for the first 44 policy months, reduces by 1% per month for the next 100 policy months, and is zero thereafter. The actual surrender charge imposed may be less than the maximum. The actual surrender charge imposed will be the lesser of either the maximum surrender charge or the sum of $4.50 per thousand dollars of Face Amount plus 30% of premiums paid which are associated with the initial Face Amount or increase, as applicable.

The Factors used in calculating the maximum surrender charges vary with the issue Age and Premium Class as indicated in the table below.

            FACTORS USED IN CALCULATION OF MAXIMUM SURRENDER CHARGES
                               NON-SMOKER FACTORS

   AGE       FACTOR         AGE        FACTOR         AGE        FACTOR
---------  -----------     -----     -----------     -----     -----------

   18          1.0000           39       0.8600           60       0.6500
   19          1.0000           40       0.8500           61       0.6400
   20          1.0000           41       0.8400           62       0.6300
   21          1.0000           42       0.8300           63       0.6200
   22          1.0000           43       0.8200           64       0.6100
   23          1.0000           44       0.8100           65       0.6000
   24          1.0000           45       0.8000           66       0.5900
   25          1.0000           46       0.7900           67       0.5800
   26          0.9900           47       0.7800           68       0.5700
   27          0.9800           48       0.7700           69       0.5600
   28          0.9700           49       0.7600           70       0.5500
   29          0.9600           50       0.7500           71       0.5400
   30          0.9500           51       0.7400           72       0.5300
   31          0.9400           52       0.7300           73       0.5200
   32          0.9300           53       0.7200           74       0.5100
   33          0.9200           54       0.7100           75       0.5000
   34          0.9100           55       0.7000           76       0.4900
   35          0.9000           56       0.6900           77       0.4800
   36          0.8900           57       0.6800           78       0.4700
   37          0.8800           58       0.6700           79       0.4600
   38          0.8700           59       0.6600           80       0.4500

                                 SMOKER FACTORS

   AGE       FACTOR         AGE        FACTOR         AGE        FACTOR
---------  -----------     -----     -----------     -----     -----------

    0          0.8000           27       0.7833           54       0.5583
    1          0.8000           28       0.7750           55       0.5500
    2          0.8000           29       0.7667           56       0.5417
    3          0.8000           30       0.7583           57       0.5333
    4          0.8000           31       0.7500           58       0.5250
    5          0.8000           32       0.7417           59       0.5167
    6          0.8000           33       0.7333           60       0.5083
    7          0.8000           34       0.7250           61       0.5000
    8          0.8000           35       0.7167           62       0.4917
    9          0.8000           36       0.7083           63       0.4833
   10          0.8000           37       0.7000           64       0.4750
   11          0.8000           38       0.6917           65       0.4667
   12          0.8000           39       0.6833           66       0.4583
   13          0.8000           40       0.6750           67       0.4500
   14          0.8000           41       0.6667           68       0.4417
   15          0.8000           42       0.6583           69       0.4333
   16          0.8000           43       0.6500           70       0.4250
   17          0.8000           44       0.6417           71       0.4167
   18          0.8000           45       0.6333           72       0.4083
   19          0.8000           46       0.6250           73       0.4000
   20          0.8000           47       0.6167           74       0.3917
   21          0.8000           48       0.6083           75       0.3833
   22          0.8000           49       0.6000           76       0.3750
   23          0.8000           50       0.5917           77       0.3667
   24          0.8000           51       0.5833           78       0.3583
   25          0.8000           52       0.5750           79       0.3500
   26          0.7917           53       0.5667           80       0.3417

                                    EXAMPLES

For the purposes of these examples, assume that a male, Age 45, non-smoker purchases a $100,000 VEL 87 Policy. In this example the Guideline Annual Premium equals $1,740.95, and the factor is 0.8000. The maximum surrender charge at issue is calculated as follows:

(1)  Deferred Administrative Charge                            $450.00
     ($4.50/$1,000 of Face Amount)

(2)  Deferred Sales Charge                                     $417.83
     (30% of Guideline Annual Premium X Factor from
     page D-1)

       Maximum Surrender Charge                                $867.83

The actual surrender charge is the smaller of the maximum surrender charge and the following sum:

(1)  Deferred Administrative Charge                            $450.00
     ($4.50/$1,000 of Face Amount)

(2)  Deferred Sales Charge                                      Varies
     (30% of Premiums Paid associated with the initial
     Face Amount)
                                                         -------------

                                                            Sum of (1)
                                                               and (2)

The maximum surrender charge is $867.83. All premiums are associated with the initial Face Amount unless the Face Amount is increased.

Example 1:

Assume the Policyowner surrenders the VEL 87 Policy in the 10th Policy month, having paid total premiums of $1,000. The actual surrender charge would be $750. If, instead of $1,000, total premiums of $1,392.76 or greater had been paid, the actual surrender charge would be $867.83.

Example 2:

Assume the Policyowner surrenders the VEL 87 Policy in the 54th month, having paid total premiums of $1,000. After the 44th Policy month, the maximum surrender charge decreases by 1% per month ($8.6783 per month in this example). In this example the maximum surrender charge would be $781.05. The actual surrender charge would be $750. If instead of $1,000, total premiums of $1,103.50 or greater had been paid, the actual surrender charge would be $781.05.

Example 3:

This example illustrates the calculation of the surrender charge for an increase. A separate surrender charge is calculated when the Face Amount of a VEL 87 Policy is increased. Assume our sample Policyowner increases the Face Amount to $250,000 on the 24th monthly payment date at Age 47. In this example the Guideline Annual Premium for the increase is $2,781.62 and the factor is
 .7800.

The maximum surrender charge for the increase is $1,325.90 as calculated below:


(1)  Deferred Administrative Charge                            $675.00
     ($4.50/$1,000 of Face Amount)

(2)  Deferred Sales Charge                                     $650.90
     (30% of Guideline Annual Premium for the increase
     X Factor)

       Maximum Surrender Charge                              $1,325.90


The actual surrender charge for the increase is the smaller of the maximum surrender charge for the increase and the following sum:

(1)  Deferred Administrative Charge                            $675.00

(2)  Deferred Sales Charge                                      Varies
     (30% of the Policy Value, on the effective date of
     the increase,
     associated with the increase)

(3)  (30% of Premiums paid associated the increase)             Varies
                                                         -------------

                                              Sum of (1), (2), and (3)

To calculate the actual surrender charge, premium and accumulated value must be allocated between the initial Face Amount and the increase. This is done as follows:

    (a) Premium is allocated to the initial Face Amount if it is received before an application for an increase.

    (b) Premium is associated with the base policy and the increase in proportion to their respective Guideline Annual Premiums if the premium is received after an application for an increase. In this example, 38.5% of premium ($1,740.95/$4,522.57) is allocated to the initial Face Amount and 61.5% of premium ($2,781.62/$4,522.57) is allocated to the increase.

    (c) The Policy Value on the effective date of an increase is also allocated between the initial Face Amount and the increase in proportion to their Guideline Annual Premiums. In this example 61.5% ($2,781.62/$4,522.57) of the Policy Value will be allocated to the increase.

Continuing the example, assume that the Policyowner has paid $1,000 of premium before the $2,000 after the effective date of the increase. Also, assume that the Policy Value of the VEL 87 Policy on the effective date of the increase is $900. The following values result when the VEL 87 Policy is surrendered in the 54th policy month.

    (a) Related to the Initial Face Amount

       (i) The maximum surrender charge began to decrease in the 44th policy month and now equals $781.05.

       (ii) The actual surrender charge is the lesser of $781.05 and the following sum.

(1)  Deferred Administrative Charge                            $450.00

(2)  30% of premium paid before the increase                   $300.00

(3)  11.55% (.30 X .385) of premium paid after the             $231.00
     increase

                                                               $981.00

The actual surrender charge for the initial Face Amount is thus $781.05.

    (a) Related to the Increase in Face Amount

       (i) The maximum surrender charge is $1,325.90, decreasing by 1% per month beginning in the 68th Policy month (44 months after the effective date of the increase).

       (ii) The actual surrender charge is the lesser of $1,325.90 and the following sum.

(1)  Deferred Administrative Charge                            $675.00

(2)  18.45% (.30 X .615) of the $900 Policy Value on           $166.05
     the effective date of the increase

(3)  18.45% of the $2,000.00 of premium paid after the         $369.00
     increase

                                                             $1,210.05

The surrender charge for the increase in Face Amount is $1,210.05. The total surrender charge on the VEL 87 Policy is the sum of the surrender charge for the initial Face Amount plus the surrender charge for the increase. The total surrender charge is therefore $1,991.10 (the sum of $781.05 + $1,210.05).

Example 4:

This example illustrates the calculation of the charges on partial withdrawal and their impact on the surrender charges. In addition to the facts in Example 3, assume that a $1,000 partial withdrawal is made in the 36th Policy month. Assume that the Policy Value on the date of the partial withdrawal request was $1,500. The partial withdrawal charge is $42.50 (10% of Policy Value, $150 in this example, may be withdrawn at no charge other than the transaction charge. The balance of $850 is assessed a charge of 5%.) A transaction charge of $20 (equal to the lesser of $25 or 2% of the amount withdrawn) would also be assessed.

The maximum and actual surrender charges for the increase are reduced by the partial withdrawal charge of $42.50 (but not the transaction charge of $20). When the Policyowner surrenders the VEL 87 Policy in the 54th Policy month, the maximum surrender charge for the increase is $1,283.40 (the difference of $1,325.90 - $42.50) and the actual surrender charge for the increase is $1,167.55 (the difference of $1,210.05 - $42.50). The total surrender charge on the Policy is $1,948.60 (the sum of $781.05 + $1,167.55).

                                   APPENDIX E
                    CALCULATION OF MAXIMUM SURRENDER CHARGES
                                VEL 91 POLICIES

A separate surrender charge is calculated upon issuance of the VEL 91 Policy and upon each increase in the Face Amount. The maximum surrender charge calculated upon issuance of the VEL 91 Policy is equal to $8.50 per thousand dollars of the initial Face Amount plus 30% of the Guideline Annual Premium. The maximum surrender charge for an increase in Face Amount is $8.50 per thousand dollars of increase, plus 30% of the Guideline Annual Premium for the increase. The calculation may be summarized in the following formula:


                                    Face Amount
 Maximum Surrender Charge = (8.5 X  -----------   ) + (0.3 X Guideline Annual Premium X
                                        1000      Factor)


In accordance with limitations under state insurance regulations, the amount of the maximum surrender charge at certain ages will not exceed a specified amount per $1,000 of initial Face Amount (or increase in the Face Amount) as shown on pages E-1 and E-2.

The maximum surrender charge remains level for the first 44 Policy months, reduces by 1% per month for the next 100 Policy months, and is zero thereafter. The actual surrender charge imposed may be less than the maximum. The actual surrender charge imposed will be the lesser of either the maximum surrender charge or the sum of $8.50 per thousand dollars of Face Amount plus 30% of premiums paid which are associated with the initial Face Amount or increase, as applicable.

The Factors used in calculating the maximum surrender charges vary with the issue Age and Premium Class (smoker) under a VEL 91 Policy, as indicated in the table below.

                MAXIMUM SURRENDER CHARGE PER $1,000 FACE AMOUNT

 Age at
issue or       Male          Male         Female        Female        Unisex        Unisex
increase     Nonsmoker      Smoker       Nonsmoker      Smoker       Nonsmoker      Smoker
---------  -------------  -----------  -------------  -----------  -------------  -----------

    0                           8.60                        7.86                        8.46
    1                           8.57                        7.86                        8.44
    2                           8.67                        7.95                        8.53
    3                           8.78                        8.05                        8.64
    4                           8.89                        8.15                        8.75
    5                           9.02                        8.25                        8.86
    6                           9.14                        8.35                        8.98
    7                           9.28                        8.45                        9.11
    8                           9.42                        8.56                        9.25
    9                           9.58                        8.68                        9.40
   10                           9.74                        8.80                        9.55
   11                           9.92                        8.93                        9.72
   12                          10.10                        9.06                        9.89
   13                          10.29                        9.20                       10.07
   14                          10.49                        9.34                       10.26
   15                            N/A                        9.50                       10.45
   16                            N/A                        9.65                         N/A
   17                            N/A                        9.82                         N/A
   18            10.04           N/A          9.37          9.99          9.91           N/A
   19            10.20           N/A          9.52         10.16         10.06           N/A

 Age at
issue or       Male          Male         Female        Female        Unisex        Unisex
increase     Nonsmoker      Smoker       Nonsmoker      Smoker       Nonsmoker      Smoker
---------  -------------  -----------  -------------  -----------  -------------  -----------
   20            10.36           N/A          9.67         10.34         10.22           N/A
   21            10.53           N/A          9.83         10.53         10.39           N/A
   22              N/A           N/A         10.00           N/A           N/A           N/A
   23              N/A           N/A         10.17           N/A           N/A           N/A
   24              N/A           N/A         10.35           N/A           N/A           N/A
  25-74            N/A           N/A           N/A           N/A           N/A           N/A
   75              N/A         46.14           N/A           N/A           N/A           N/A
   76              N/A         46.06           N/A           N/A           N/A           N/A
   77              N/A         45.91           N/A           N/A           N/A         45.84
   78            44.57         45.73           N/A           N/A         44.51         45.59
   79            44.28         45.52           N/A         44.01         44.20         45.31
   80            44.00         45.33         43.13         43.63         43.88         45.02

                                    EXAMPLES

For the purposes of these examples, assume that a male, Age 45, non-smoker purchases a $100,000 VEL 91 Policy. In this example the Guideline Annual Premium equals $1,740.95. The maximum surrender charge at issue is calculated as follows:

(1)  Deferred Administrative Charge                            $850.00
     ($8.50/$1,000 of Face Amount)

(2)  Deferred Sales Charge                                     $522.29
     (30% of Guideline Annual Premium)

       Maximum Surrender Charge                              $1,372.29

The actual surrender charge is the smaller of the maximum surrender charge and the following sum:

(1)  Deferred Administrative Charge                            $850.00
     ($8.50/$1,000 of Face Amount)

(2)  Deferred Sales Charge                                      Varies
     (30% of Premiums Paid associated with the initial
     Face Amount)
                                                         -------------
                                                            Sum of (1)
                                                               and (2)

The maximum surrender charge is $1,372.29. All premiums are associated with the initial Face Amount unless the Face Amount is increased.

Example 1:

Assume the Policyowner surrenders the VEL 91 Policy in the 10th Policy month, having paid total premiums of $1,500. The actual surrender charge would be $1,300. If, instead of $1,500, total premiums of $1,740.95 or greater had been paid, the actual surrender charge would be $1,372.29.

Example 2:

Assume the Policyowner surrenders the VEL 91 Policy in the 54th Policy month, having paid total premiums of $1,500. After the 44th Policy month, the maximum surrender charge decreases by 1% per month ($13.7229 per month in this example). In this example the maximum surrender charge would be $1,235.06. The actual surrender charge is $1,235.06. If instead of $1,500, total premiums of less than $1,283.52 had been paid, the actual surrender charge would be less than $1,235.06.

Example 3:

This example illustrates the calculation of the surrender charge for an increase. A separate surrender charge is calculated when the Face Amount of the VEL 91 Policy is increased. Assume our sample Policyowner increases the Face Amount to $250,000 on the 24th Monthly Payment Date at Age 47. In this example the Guideline Annual Premium for the increase is $2,781.62.

The maximum surrender charge for the increase is $2,109.49 as calculated below:


(1)  Deferred Administrative Charge                          $1,275.00
     ($8.50/$1,000 of Face Amount)

(2)  Deferred Sales Charge                                     $834.49
     (30% of Guideline Annual Premium for the increase
     X Factor)

       Maximum Surrender Charge                              $2,109.49


The actual surrender charge for the increase is the smaller of the maximum surrender charge for the increase and the following sum:

(1)  Deferred Administrative Charge                          $1,275.00

(2)  Deferred Sales Charge                                      Varies
     (30% of the Policy Value, on the effective date of
     the increase, associated with the increase)

(3)  (30% of Premiums paid associated the increase)             Varies
                                                         -------------

                                              Sum of (1), (2), and (3)

To calculate the actual surrender charges, premium and accumulated value must be allocated between the initial Face Amount and the increase. This is done as follows:

    (a) Premium is allocated to the initial Face Amount if it is received before an application for an increase.

    (b) Premium is associated with the base Policy and the increase in proportion to their respective Guideline Annual Premiums if the premium is received after an application for an increase. In this example, 38.5% of premium ($1,740.95/$4,522.57) is allocated to the initial Face Amount and 61.5% of premium ($2,781.62/$4,522.57) is allocated to the increase.

    (c) The Policy Value on the effective date of an increase is also allocated between the initial Face Amount and the increase in proportion to their Guideline Annual Premiums. In this example 61.5% ($2,781.62/$4,522.57) of the Policy Value will be allocated to the increase.

Continuing the example, assume that the Policyowner has paid $1,500 of premium before the $2,000 after the effective date of the increase. Also, assume that the Policy Value of the VEL 91 Policy on the effective date of the increase is $1,300. The following values result when the VEL 91 Policy is surrendered in the 54th Policy month.

    (a) Related to the Initial Face Amount

       (i) The maximum surrender charge began to decrease in the 44th Policy month, and now equals $1,235.06

       (ii) The actual surrender charge is the lesser of $1,234.06 and the following sum.


(1)  Deferred Administrative Charge                            $850.00

(2)  30% of premium paid before the increase                   $450.00

(3)  11.55% (.30 X .385) of premium paid after the             $231.00
     increase

                                                             $1,531.00


The actual surrender charge for the initial Face Amount is thus $1,235.06.

    (a) Related to the increase in Face Amount

1. The maximum surrender charge is $2,109.49, decreasing by 1% per month beginning in the 68th Policy month (44 months after the effective date of the increase).

2. The actual surrender charge is the lesser of $2,109.49 and the following sum.


(1)  Deferred Administrative Charge                          $1,275.00

(2)  18.45% (.30 X .615) of the $1,300 Policy Value on         $369.00
     the effective date of the increase

(3)  18.45% of the $2,000.00 of premium paid after the       $1,883.85
     increase


The surrender charge for the increase in face amount is $1,883.85. The total surrender charge on the Policy is the sum of the surrender charge for the initial Face Amount plus the surrender charge for the increase. The total surrender charge is therefore $3,118.91 (the sum of $1,235.06 + $1,883.85).

Example 4:

This example illustrates the calculation of the charges on partial withdrawal and their impact on the surrender charge(s). In addition to the facts in Example 3, assume that a $1,000 partial withdrawal is made in the 36th Policy month. Assume that the Policy Value on the date of the partial withdrawal request was $1,500. The partial withdrawal charge is $42.50 (10% of Policy Value, $150 in this example, may be withdrawn at no charge other than the transaction charge. The balance of $850 is assessed a charge of 5%.) A transaction charge of $20 (equal to the lesser of $25 or 2% of the amount withdrawn) would also be assessed.

The maximum and actual surrender charges for the increase are reduced by the partial withdrawal charge of $42.50 (but not the transaction charge of $20). When the Policyowner surrenders the Policy in the 54th Policy month, the maximum surrender charge for the increase is $2,066.99 (the difference of $2,109.49 - $42.50) and the actual surrender charge for the increase is $1,841.35 (the difference of $1,883.85 - $42.50).

The total surrender charge on the Policy is $3,076.41 (the sum of $1,235.06 + $1,841.35).

                                   APPENDIX F
                            PERFORMANCE INFORMATION


The VEL 87 Policies were first offered to the public in 1987, and the VEL 91 Policies were first offered in 1991. The Company may advertise "Total Return" and "Average Annual Total Return" performance information based on the periods that the Sub-Accounts have been in existence (Tables IA and IB) and based on the periods that the Underlying Funds have been in existence (Tables IIA and IIB). The results for any period prior to the Policies being offered will be calculated as if the Policies had been offered during that period of time, with all charges assumed to be those applicable to the Sub-Accounts, the Underlying Funds, and (in Table IA and Table IB) under a "representative" Policy that is surrendered at the end of the applicable period. For more information on charges under the Policy, see CHARGES AND DEDUCTIONS.

Performance information may be compared, in reports and promotional literature, to:

    - Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), Shearson, Lehman Aggregate Bond Index, or other unmanaged indices so that investors may compare results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general (unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses); or


    - other groups of variable life separate accounts or other investment products tracked by Lipper Inc., a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives and assets, or tracked by other services, companies, publications or persons, such as Morningstar, Inc., who rank such investment products on overall performance or other criteria; or


    - the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment.

At times, the Company may also advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Services ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P") and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of the Company's relative financial strength and operating performance in comparison to the norms of the life/health insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues, and do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the Underlying Portfolios.

The Company may provide information on various topics of interest to Policyowners and prospective Policyowners in sales literature, periodic publications or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar-cost averaging, asset allocation, constant ratio transfer and account rebalancing), the advantages and disadvantages of investing in tax-deferred and taxable investments, customer profiles and hypothetical purchase and investment scenarios, financial management and tax and retirement planning, and investment alternatives to certificates of deposit and other financial instruments.

In each table below, "One-Year Total Return" refers to the total of the income generated by a Sub-Account, based on certain charges and assumptions as described in the respective tables, for the one-year period ended December 31, 1998. "Average Annual Total Return" is based on the same charges and assumptions, but reflects the hypothetical annually compounded return that would have produced the same cumulative return if the Sub-Account's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in annual performance return, they are not the same as actual year-by-year results.


Table I(A-1), Table I(A-2) and Table I(B) are based on the INCEPTION DATES OF THE SUB-ACCOUNTS OF THE SEPARATE ACCOUNT. Table I(A-1) and Table I(A-2) show Sub-Account performance net of all charges of the Underlying Funds, all Sub-Account charges, and all Policy charges (including surrender charges) of a representative VEL 87 Policy and of a VEL 91 Policy, respectively. Table I(B) shows Sub-Account performance net of total Underlying Fund expenses and all Sub-Account charges but does NOT reflect monthly charges or surrender charges under the VEL 87 Policy or the VEL 91 Policy.



Table II(A-1), Table II(A-2) and Table II(B) are based on the INCEPTION DATES OF THE UNDERLYING FUNDS. Table II(A-1) and Table II(A-2) show Sub-Account performance net of all charges of the Underlying Funds, all Sub-Account charges, and all Policy charges (including surrender charges) of a representative VEL 87 Policy and of a VEL 91 Policy, respectively. Table II(B) shows Sub-Account performance net of total Underlying Fund expenses and all Sub-Account charges but does NOT reflect monthly charges or surrender charges under the VEL 87 Policy or the VEL 91 Policy.

                                  TABLE I(A-1)
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 1998
                      SINCE INCEPTION OF THE SUB-ACCOUNTS
          NET OF ALL CHARGES AND ASSUMING SURRENDER OF A VEL 87 POLICY

The following performance information is based on the periods that the Sub-Accounts have been in existence. The data is net of expenses of the Underlying Funds, all Sub-Account charges, and all Policy charges (including surrender charges) for a representative Policy. It is assumed that the Insured is male, Age 36, standard (non-smoker) Premium Class, that the Face Amount of the Policy is $250,000, that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year, that ALL premiums were allocated to EACH Sub-Account individually, and that there was a full surrender of the Policy at the end of the applicable period.

                                                                             10 YEARS
                                                                             OR LIFE
                                                    ONE-YEAR                    OF
                                                     TOTAL         5       SUB-ACCOUNT
UNDERLYING FUND                                      RETURN      YEARS      (IF LESS)
Select Aggressive Growth Fund                         -80.11%       2.78%        8.45%
Select Capital Appreciation Fund                      -77.32%        N/A         1.70%
Select Value Opportunity Fund                         -84.89%       0.73%        4.02%
Select Emerging Markets Fund                             N/A         N/A      -100.00%
T. Rowe Price International Stock Portfolio           -75.66%        N/A        -9.64%
Fidelity VIP Overseas Portfolio                       -78.27%      -2.95%        4.39%
Select International Equity Fund                      -75.13%        N/A        -1.65%
DGPF International Equity Series                      -80.31%      -2.04%        1.16%
Fidelity VIP Growth Portfolio                         -55.67%       9.96%       14.12%
Select Growth Fund                                    -59.11%      10.39%        9.57%
Select Strategic Growth Fund                             N/A         N/A       -94.85%
Growth Fund                                           -72.74%       7.07%       11.59%
Equity Index Fund                                     -65.13%      11.69%       14.14%
Fidelity VIP Equity-Income Portfolio                  -79.22%       6.82%       10.20%
Select Growth and Income Fund                         -75.18%       5.81%        6.53%
Fidelity VIP II Asset Manager Portfolio               -76.34%        N/A         0.33%
Fidelity VIP High Income Portfolio                    -92.59%      -3.95%        5.43%
Investment Grade Income Fund                          -82.29%      -5.98%        3.45%
Government Bond Fund                                  -82.54%      -7.04%       -1.72%
Money Market Fund                                     -84.36%      -7.90%       -0.34%
Fidelity VIP Money Market Portfolio                   -84.39%      -7.81%       -0.28%


The inception dates for the Sub-Accounts are: 11/19/87 for Growth; 12/2/87 for Investment Grade Income; 12/22/87 for Money Market; 10/25/90 for Equity Index; 11/6/91 for Government Bond; 9/17/92 for Select Aggressive Growth; 9/17/92 for Select Growth; 9/17/92 for Select Growth and Income; 5/6/93 for Select Value Opportunity; 5/3/94 for Select International Equity; 4/30/95 for Select Capital Appreciation; 11/16/87 for Fidelity VIP Equity-Income; 11/16/87 for Fidelity VIP Growth; 11/19/87 for Fidelity VIP High Income; 11/19/87 for Fidelity VIP Overseas; 12/10/87 for Fidelity VIP Money Market; 5/11/94 for Fidelity VIP II Asset Manager; 5/18/93 for DGPF International Equity; 6/25/95 for T. Rowe Price International Stock; 6/4/98 for Select Emerging Markets, and 6/4/98 for Select Strategic Growth.


PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                  TABLE I(A-2)
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 1998
                      SINCE INCEPTION OF THE SUB-ACCOUNTS
          NET OF ALL CHARGES AND ASSUMING SURRENDER OF A VEL 91 POLICY


The following performance information is based on the periods that the Sub-Accounts have been in existence. The data is net of expenses of the Underlying Funds, all Sub-Account charges, and all Policy charges (including surrender charges) for a representative Policy. It is assumed that the Insured is male, Age 36, standard (nonsmoker) Premium Class, that the Face Amount of the Policy is $250,000, that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year, that ALL premiums were allocated to EACH Sub-Account individually, and that there was a full surrender of the Policy at the end of the applicable period.


                                                                           10 YEARS
                                                                           OR LIFE
                                                  ONE-YEAR                    OF
                                                   TOTAL         5       SUB-ACCOUNT
UNDERLYING FUND                                    RETURN      YEARS      (IF LESS)
Select Aggressive Growth Fund                      -100.00%       0.83%        7.61%
Select Capital Appreciation Fund                   -100.00%        N/A        -2.72%
Select Value Opportunity Fund                      -100.00%      -1.32%        2.63%
Select Emerging Markets Fund                           N/A         N/A      -100.00%
T. Rowe Price International Stock Portfolio        -100.00%        N/A       -15.51%
Fidelity VIP Overseas Portfolio                    -100.00%      -5.23%        4.27%
Select International Equity Fund                   -100.00%        N/A        -4.39%
DGPF International Equity Series                   -100.00%      -4.26%       -0.37%
Fidelity VIP Growth Portfolio                       -92.11%       8.36%       14.05%
Select Growth Fund                                  -95.55%       8.80%        8.75%
Select Strategic Growth Fund                           N/A         N/A      -100.00%
Growth Fund                                        -100.00%       5.33%       11.51%
Equity Index Fund                                  -100.00%      10.16%       13.91%
Fidelity VIP Equity-Income Portfolio               -100.00%       5.08%       10.11%
Select Growth and Income Fund                      -100.00%       4.02%        5.62%
Fidelity VIP II Asset Manager Portfolio            -100.00%        N/A        -2.32%
Fidelity VIP High Income Portfolio                 -100.00%      -6.29%        5.32%
Investment Grade Income Fund                       -100.00%      -8.46%        3.32%
Government Bond Fund                               -100.00%      -9.60%       -2.52%
Money Market Fund                                  -100.00%     -10.52%       -0.51%
Fidelity VIP Money Market Portfolio                -100.00%     -10.43%       -0.44%



The inception dates for the Sub-Accounts are: 11/19/87 for Growth; 12/2/87 for Investment Grade Income; 12/22/87 for Money Market; 10/25/90 for Equity Index; 11/6/91 for Government Bond; 9/17/92 for Select Aggressive Growth; 9/17/92 for Select Growth; 9/17/92 for Select Growth and Income; 5/6/93 for Select Value Opportunity; 5/3/94 for Select International Equity; 4/30/95 for Select Capital Appreciation; 11/16/87 for Fidelity VIP Equity-Income; 11/16/87 for Fidelity VIP Growth; 11/19/87 for Fidelity VIP High Income; 11/19/87 for Fidelity VIP Overseas; 12/10/87 for Fidelity VIP Money Market; 5/11/94 for Fidelity VIP II Asset Manager; 5/18/93 for DGPF International Equity; 6/25/95 for T. Rowe Price International Stock; and 6/4/98 for Select Emerging Markets and Select Strategic Growth.


PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                   TABLE I(B)
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 1998
                      SINCE INCEPTION OF THE SUB-ACCOUNTS
 EXCLUDING MONTHLY POLICY CHARGES AND SURRENDER CHARGES FOR A VEL 87 OR VEL 91
                                     POLICY



The following performance information is based on the periods that the Sub-Accounts have been in existence. The performance information is net of total Underlying Fund expenses and all Sub-Account charges. THE DATA DOES NOT REFLECT MONTHLY CHARGES UNDER THE POLICY OR SURRENDER CHARGES. It is assumed that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year and that ALL premiums were allocated to EACH Sub-Account individually.



                                                                               10 YEARS
                                                                               OR LIFE
                                                      ONE-YEAR                    OF
                                                       TOTAL         5       SUB-ACCOUNT
UNDERLYING FUND                                        RETURN      YEARS      (IF LESS)
Select Aggressive Growth Fund                             9.57%      13.96%       16.43%
Select Capital Appreciation Fund                         12.86%        N/A        19.31%
Select Value Opportunity Fund                             3.93%      12.08%       13.54%
Select Emerging Markets Fund                               N/A         N/A       -14.89%
T. Rowe Price International Stock Portfolio              14.82%        N/A        10.13%
Fidelity VIP Overseas Portfolio                          11.74%       8.72%        9.09%
Select International Equity Fund                         15.44%        N/A        11.27%
DGPF International Equity Series                          9.34%       9.55%       10.98%
Fidelity VIP Growth Portfolio                            38.24%      20.65%       18.35%
Select Growth Fund                                       34.22%      21.05%       17.48%
Select Strategic Growth Fund                               N/A         N/A        -3.36%
Growth Fund                                              18.25%      17.94%       15.92%
Equity Index Fund                                        27.18%      22.28%       19.57%
Fidelity VIP Equity-Income Portfolio                     10.63%      17.71%       14.59%
Select Growth and Income Fund                            15.38%      16.77%       14.62%
Fidelity VIP II Asset Manager Portfolio                  14.02%        N/A        13.16%
Fidelity VIP High Income Portfolio                       -5.19%       7.82%       10.07%
Investment Grade Income Fund                              7.00%       5.99%        8.20%
Government Bond Fund                                      6.71%       5.04%        5.68%
Money Market Fund                                         4.56%       4.27%        4.67%
Fidelity VIP Money Market Portfolio                       4.52%       4.35%        4.73%



The inception dates for the Sub-Accounts are: 11/19/87 for Growth; 12/2/87 for Investment Grade Income; 12/22/87 for Money Market; 10/25/90 for Equity Index; 11/6/91 for Government Bond; 9/17/92 for Select Aggressive Growth; 9/17/92 for Select Growth; 9/17/92 for Select Growth and Income; 5/6/93 for Select Value Opportunity; 5/3/94 for Select International Equity; 4/30/95 for Select Capital Appreciation; 11/16/87 for Fidelity VIP Equity-Income; 11/16/87 for Fidelity VIP Growth; 11/19/87 for Fidelity VIP High Income; 11/19/87 for Fidelity VIP Overseas; 12/10/87 for Fidelity VIP Money Market; 5/11/94 for Fidelity VIP II Asset Manager; 5/18/93 for DGPF International Equity; 6/25/95 for T. Rowe Price International Stock; and 6/4/98 for Select Emerging Markets and Select Strategic Growth.


PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                 TABLE II(A-1)
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 1998
                    SINCE INCEPTION OF THE UNDERLYING FUNDS
          NET OF ALL CHARGES AND ASSUMING SURRENDER OF A VEL 87 POLICY


The following performance information is based on the periods that the Underlying Funds have been in existence. The data is net of expenses of the Underlying Funds, all Sub-Account charges, and all Policy charges (including surrender charges) for a representative Policy. It is assumed that the Insured is male, Age 36, standard (nonsmoker) Premium Class, that the Face Amount of the Policy is $250,000, that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year, that ALL premiums were allocated to EACH Sub-Account individually, and that there was a full surrender of the Policy at the end of the applicable period.


                                                                             10 YEARS
                                                    ONE-YEAR                 OR LIFE
                                                     TOTAL         5         OF FUND
UNDERLYING FUND                                      RETURN      YEARS      (IF LESS)
Select Aggressive Growth Fund                         -80.11%       2.78%        9.22%
Select Capital Appreciation Fund                      -77.32%        N/A         1.69%
Select Value Opportunity Fund                         -84.89%       0.73%        4.24%
Select Emerging Markets Fund                             N/A         N/A      -100.00%
T. Rowe Price International Stock Portfolio           -75.66%        N/A        -4.10%
Fidelity VIP Overseas Portfolio                       -78.27%      -2.95%        4.39%
Select International Equity Fund                      -75.13%        N/A        -1.64%
DGPF International Equity Series                      -80.31%      -2.04%        1.52%
Fidelity VIP Growth Portfolio                         -55.67%       9.96%       14.12%
Select Growth Fund                                    -59.11%      10.39%       10.34%
Select Strategic Growth Fund                             N/A         N/A       -92.20%
Growth Fund                                           -72.74%       7.07%       11.59%
Equity Index Fund                                     -65.13%      11.69%       14.24%
Fidelity VIP Equity-Income Portfolio                  -79.22%       6.82%       10.20%
Select Growth and Income Fund                         -75.18%       5.81%        6.51%
Fidelity VIP II Asset Manager Portfolio               -76.34%      -0.65%        7.66%
Fidelity VIP High Income Portfolio                    -92.59%      -3.95%        5.43%
Investment Grade Income Fund                          -82.29%      -5.98%        3.45%
Government Bond Fund                                  -82.54%      -7.04%       -1.03%
Money Market Fund                                     -84.36%      -7.90%       -0.34%
Fidelity VIP Money Market Portfolio                   -84.39%      -7.81%       -0.28%



The inception dates for the Underlying Funds are: 4/29/85 for Growth, Investment Grade Income and Money Market; 9/28/90 for Equity Index; 8/26/91 for Government Bond; 8/21/92 for Select Aggressive Growth, Select Growth, and Select Growth and Income; 4/30/93 for Select Value Opportunity; 5/2/94 for Select International Equity; 4/28/95 for Select Capital Appreciation; 10/9/86 for Fidelity VIP Equity-Income and Fidelity VIP Growth; 9/19/85 for Fidelity VIP High Income; 1/28/87 for Fidelity VIP Overseas; 9/6/89 for Fidelity VIP II Asset Manager; 4/1/82 for Fidelity VIP Money Market; 10/29/92 for DGPF International Equity; 3/31/94 for T. Rowe Price International Stock; and 2/20/98 for Select Emerging Markets and Select Strategic Growth.


PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                 TABLE II(A-2)
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 1998
                    SINCE INCEPTION OF THE UNDERLYING FUNDS
          NET OF ALL CHARGES AND ASSUMING SURRENDER OF A VEL 91 POLICY


The following performance information is based on the periods that the Underlying Funds have been in existence. The data is net of expenses of the Underlying Funds, all Sub-Account charges, and all Policy charges (including surrender charges) for a representative Policy. It is assumed that the Insured is male, Age 36, standard (nonsmoker) Premium Class, that the Face Amount of the Policy is $250,000, that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year, that ALL premiums were allocated to EACH Sub-Account individually, and that there was a full surrender of the Policy at the end of the applicable period.


                                                                           10 YEARS
                                                  ONE-YEAR                 OR LIFE
                                                   TOTAL         5         OF FUND
UNDERLYING FUND                                    RETURN      YEARS      (IF LESS)
Select Aggressive Growth Fund                      -100.00%       0.83%        8.42%
Select Capital Appreciation Fund                   -100.00%        N/A        -2.70%
Select Value Opportunity Fund                      -100.00%      -1.32%        2.88%
Select Emerging Markets Fund                           N/A         N/A      -100.00%
T. Rowe Price International Stock Portfolio        -100.00%        N/A        -6.87%
Fidelity VIP Overseas Portfolio                    -100.00%      -5.23%        4.27%
Select International Equity Fund                   -100.00%        N/A        -4.37%
DGPF International Equity Series                   -100.00%      -4.26%        0.39%
Fidelity VIP Growth Portfolio                       -92.11%       8.36%       14.05%
Select Growth Fund                                  -95.55%       8.80%        9.57%
Select Strategic Growth Fund                           N/A         N/A      -100.00%
Growth Fund                                        -100.00%       5.33%       11.51%
Equity Index Fund                                  -100.00%      10.16%       14.02%
Fidelity VIP Equity-Income Portfolio               -100.00%       5.08%       10.11%
Select Growth and Income Fund                      -100.00%       4.02%        5.64%
Fidelity VIP II Asset Manager Portfolio            -100.00%      -2.79%        7.50%
Fidelity VIP High Income Portfolio                 -100.00%      -6.29%        5.32%
Investment Grade Income Fund                       -100.00%      -8.46%        3.32%
Government Bond Fund                               -100.00%      -9.60%       -1.75%
Money Market Fund                                  -100.00%     -10.52%       -0.51%
Fidelity VIP Money Market Portfolio                -100.00%     -10.43%       -0.44%



The inception dates for the Underlying Funds are: 4/29/85 for Growth, Investment Grade Income and Money Market; 9/28/90 for Equity Index; 8/26/91 for Government Bond; 8/21/92 for Select Aggressive Growth, Select Growth, and Select Growth and Income; 4/30/93 for Select Value Opportunity; 5/3/94 for Select International Equity; 4/28/95 for Select Capital Appreciation Fund; 10/9/86 for Fidelity VIP Equity-Income and Fidelity VIP Growth; 9/19/85 for Fidelity VIP High Income; 1/28/87 for Fidelity VIP Overseas; 9/6/89 for Fidelity VIP II Asset Manager; 4/1/82 for Fidelity VIP Money Market; 10/29/92 for DGPF International Equity; 3/31/94 for T. Rowe Price International Stock; and 2/20/98 for Select Emerging Markets and Select Strategic Growth.


PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                  TABLE II(B)
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 1998
                    SINCE INCEPTION OF THE UNDERLYING FUNDS
 EXCLUDING MONTHLY POLICY CHARGES AND SURRENDER CHARGES FOR A VEL 87 OR VEL 91
                                     POLICY



The following performance information is based on the periods that the Underlying Funds have been in existence. The performance information is net of total Underlying Fund expenses and all Sub-Account charges. THE DATA DOES NOT REFLECT MONTHLY CHARGES UNDER THE POLICY OR SURRENDER CHARGES. It is assumed that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year and that ALL premiums were allocated to EACH Sub-Account individually.



                                                                               10 YEARS
                                                      ONE-YEAR                 OR LIFE
                                                       TOTAL         5         OF FUND
UNDERLYING FUND                                        RETURN      YEARS      (IF LESS)
Select Aggressive Growth Fund                             9.57%      13.96%       17.04%
Select Capital Appreciation Fund                         12.86%        N/A        19.27%
Select Value Opportunity Fund                             3.93%      12.08%       13.71%
Select Emerging Markets Fund                               N/A         N/A       -22.07%
T. Rowe Price International Stock Portfolio              14.82%        N/A         8.68%
Fidelity VIP Overseas Portfolio                          11.74%       8.72%        9.09%
Select International Equity Fund                         15.44%        N/A        11.27%
DGPF International Equity Series                          9.34%       9.55%       10.13%
Fidelity VIP Growth Portfolio                            38.24%      20.65%       18.35%
Select Growth Fund                                       34.22%      21.05%       18.10%
Select Strategic Growth Fund                               N/A         N/A        -3.22%
Growth Fund                                              18.25%      17.94%       15.92%
Equity Index Fund                                        27.18%      22.28%       19.61%
Fidelity VIP Equity-Income Portfolio                     10.63%      17.71%       14.59%
Select Growth and Income Fund                            15.38%      16.77%       14.49%
Fidelity VIP II Asset Manager Portfolio                  14.02%      10.81%       12.57%
Fidelity VIP High Income Portfolio                       -5.19%       7.82%       10.07%
Investment Grade Income Fund                              7.00%       5.99%        8.20%
Government Bond Fund                                      6.71%       5.04%        6.10%
Money Market Fund                                         4.56%       4.27%        4.67%
Fidelity VIP Money Market Portfolio                       4.52%       4.35%        4.73%



The inception dates for the Underlying Funds are: 4/29/85 for Growth, Investment Grade Income and Money Market; 9/28/90 for Equity Index; 8/26/91 for Government Bond; 8/21/92 for Select Aggressive Growth, Select Growth, and Select Growth and Income; 4/30/93 for Select Value Opportunity; 5/3/94 for Select International Equity; 4/28/95 for Select Capital Appreciation Fund; 10/9/86 for Fidelity VIP Equity-Income and Fidelity VIP Growth; 9/19/85 for Fidelity VIP High Income; 1/28/87 for Fidelity VIP Overseas; 9/6/89 for Fidelity VIP II Asset Manager; 12/10/87 for Fidelity VIP Money Market; 10/29/92 for DGPF International Equity; 3/31/94 for T. Rowe Price International Stock; and 2/20/98 for Select Emerging Markets and Select Strategic Growth.


PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

ALLMERICA FINANCIAL
LIFE INSURANCE AND
ANNUITY COMPANY

CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 1998

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of Allmerica Financial Life Insurance and Annuity Company

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, comprehensive income, shareholder's equity and cash flows present fairly, in all material respects, the financial position of Allmerica Financial Life Insurance and Annuity Company (the "Company") at December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1998 in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

/s/ PRICEWATERHOUSECOOPERS
PricewaterhouseCoopers LLP

Boston, Massachusetts
February 2, 1999, except for paragraph 2 of Note 12, which is as of March 19, 1999

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                       CONSOLIDATED STATEMENTS OF INCOME

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                     1998      1997      1996
 -----------------------------------------------  -------   -------   -------
 REVENUES
     Premiums...................................  $   0.5   $  22.8   $  32.7
     Universal life and investment product
       policy fees..............................    267.4     212.2     176.2
     Net investment income......................    151.3     164.2     171.7
     Net realized investment gains (losses).....     20.0       2.9      (3.6)
     Other income...............................      0.6       1.4       0.9
                                                  -------   -------   -------
         Total revenues.........................    439.8     403.5     377.9
                                                  -------   -------   -------
 BENEFITS, LOSSES AND EXPENSES
     Policy benefits, claims, losses and loss
       adjustment expenses......................    153.9     187.8     192.6
     Policy acquisition expenses................     64.6       2.8      49.9
     Sales practice litigation..................     21.0     --        --
     Loss from cession of disability income
       business.................................    --         53.9     --
     Other operating expenses...................    104.1     101.3      86.6
                                                  -------   -------   -------
         Total benefits, losses and expenses....    343.6     345.8     329.1
                                                  -------   -------   -------
 Income before federal income taxes.............     96.2      57.7      48.8
                                                  -------   -------   -------
 FEDERAL INCOME TAX EXPENSE (BENEFIT)
     Current....................................     22.1      13.9      26.9
     Deferred...................................     11.8       7.1      (9.8)
                                                  -------   -------   -------
         Total federal income tax expense.......     33.9      21.0      17.1
                                                  -------   -------   -------
 Net income.....................................  $  62.3   $  36.7   $  31.7
                                                  -------   -------   -------
                                                  -------   -------   -------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                          CONSOLIDATED BALANCE SHEETS

 DECEMBER 31,
 (IN MILLIONS)                                                1998         1997
 --------------------------------------------------------  ----------   ----------
 ASSETS
   Investments:
     Fixed maturities at fair value (amortized cost of
       $1,284.6 and $1,340.5)............................  $  1,330.4   $  1,402.5
     Equity securities at fair value (cost of $27.4 and
       $34.4)............................................        31.8         54.0
     Mortgage loans......................................       230.0        228.2
     Real estate.........................................        14.5         12.0
     Policy loans........................................       151.5        140.1
     Other long-term investments.........................         9.1         20.3
                                                           ----------   ----------
         Total investments...............................     1,767.3      1,857.1
                                                           ----------   ----------
   Cash and cash equivalents.............................       217.9         31.1
   Accrued investment income.............................        33.5         34.2
   Deferred policy acquisition costs.....................       950.5        765.3
   Reinsurance receivables on paid and unpaid losses,
     future policy benefits and unearned premiums........       308.0        251.1
   Other assets..........................................        46.9         10.7
   Separate account assets...............................    11,020.4      7,567.3
                                                           ----------   ----------
         Total assets....................................  $ 14,344.5   $ 10,516.8
                                                           ----------   ----------
                                                           ----------   ----------
 LIABILITIES
   Policy liabilities and accruals:
     Future policy benefits..............................  $  2,284.8   $  2,097.3
     Outstanding claims, losses and loss adjustment
       expenses..........................................        17.9         18.5
     Unearned premiums...................................         2.7          1.8
     Contractholder deposit funds and other policy
       liabilities.......................................        38.1         32.5
                                                           ----------   ----------
         Total policy liabilities and accruals...........     2,343.5      2,150.1
                                                           ----------   ----------
   Expenses and taxes payable............................       146.2         77.6
   Reinsurance premiums payable..........................        45.7          4.9
   Deferred federal income taxes.........................        78.8         75.9
   Separate account liabilities..........................    11,020.4      7,567.3
                                                           ----------   ----------
         Total liabilities...............................    13,634.6      9,875.8
                                                           ----------   ----------
   Commitments and contingencies (Note 12)
 SHAREHOLDER'S EQUITY
   Common stock, $1,000 par value, 10,000 shares
     authorized, 2,524 and 2,521 shares issued and
     outstanding.........................................         2.5          2.5
   Additional paid-in capital............................       407.9        386.9
   Accumulated other comprehensive income................        24.1         38.5
   Retained earnings.....................................       275.4        213.1
                                                           ----------   ----------
         Total shareholder's equity......................       709.9        641.0
                                                           ----------   ----------
         Total liabilities and shareholder's equity......  $ 14,344.5   $ 10,516.8
                                                           ----------   ----------
                                                           ----------   ----------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                      1998       1997       1996
 -----------------------------------------------  --------   --------   --------
 COMMON STOCK...................................  $    2.5   $    2.5   $    2.5
                                                  --------   --------   --------

 ADDITIONAL PAID-IN CAPITAL
     Balance at beginning of period.............     386.9      346.3      324.3
     Issuance of common stock...................      21.0       40.6       22.0
                                                  --------   --------   --------
     Balance at end of period...................     407.9      386.9      346.3
                                                  --------   --------   --------
 ACCUMULATED OTHER COMPREHENSIVE INCOME
     Net unrealized appreciation on investments:
     Balance at beginning of period.............      38.5       20.5       23.8
     Appreciation (depreciation) during the
       period:
         Net (depreciation) appreciation on
           available-for-sale securities........     (23.4)      27.0       (5.1)
         Benefit (provision) for deferred
           federal income taxes.................       9.0       (9.0)       1.8
                                                  --------   --------   --------
                                                     (14.4)      18.0       (3.3)
                                                  --------   --------   --------
     Balance at end of period...................      24.1       38.5       20.5
                                                  --------   --------   --------
 RETAINED EARNINGS
     Balance at beginning of period.............     213.1      176.4      144.7
     Net income.................................      62.3       36.7       31.7
                                                  --------   --------   --------
     Balance at end of period...................     275.4      213.1      176.4
                                                  --------   --------   --------
         Total shareholder's equity.............  $  709.9   $  641.0   $  545.7
                                                  --------   --------   --------
                                                  --------   --------   --------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                  1998      1997      1996
 --------------------------------------------  -------   -------   -------
 Net income..................................  $  62.3   $  36.7   $  31.7
 Other comprehensive income:
     Net (depreciation) appreciation on
       available-for-sale securities.........    (23.4)     27.0      (5.1)
     Benefit (provision) for deferred federal
       income taxes..........................      9.0      (9.0)      1.8
                                               -------   -------   -------
         Other comprehensive income..........    (14.4)     18.0      (3.3)
                                               -------   -------   -------
     Comprehensive income....................     47.9   $  54.7   $  28.4
                                               -------   -------   -------
                                               -------   -------   -------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                   1998       1997       1996
 --------------------------------------------  --------   --------   --------
 CASH FLOWS FROM OPERATING ACTIVITIES
     Net income..............................  $   62.3   $   36.7   $   31.7
     Adjustments to reconcile net income to
       net cash used in operating activities:
         Net realized gains..................     (20.0)      (2.9)       3.6
         Net amortization and depreciation...      (7.1)     --           3.5
         Sales practice litigation expense...      21.0
         Loss from cession of disability
           income business...................     --          53.9      --
         Deferred federal income taxes.......      11.8        7.1       (9.8)
         Payment related to cession of
           disability income business........     --        (207.0)     --
         Change in deferred acquisition
           costs.............................    (177.8)    (181.3)     (66.8)
         Change in reinsurance premiums
           payable...........................      40.8        3.9       (0.2)
         Change in accrued investment
           income............................       0.7        3.5        1.2
         Change in policy liabilities and
           accruals, net.....................     193.1      (72.4)     (39.9)
         Change in reinsurance receivable....     (56.9)      22.1       (1.5)
         Change in expenses and taxes
           payable...........................      55.4        0.2       32.3
         Separate account activity, net......      (0.5)       1.6        8.0
         Other, net..........................     (28.0)      (8.7)       2.3
                                               --------   --------   --------
             Net cash provided by (used in)
               operating activities..........      94.8     (343.3)     (35.6)
                                               --------   --------   --------
 CASH FLOWS FROM INVESTING ACTIVITIES
     Proceeds from disposals and maturities
       of available-for-sale fixed
       maturities............................     187.0      909.7      809.4
     Proceeds from disposals of equity
       securities............................      53.3        2.4        1.5
     Proceeds from disposals of other
       investments...........................      22.7       23.7       17.4
     Proceeds from mortgages matured or
       collected.............................      60.1       62.9       34.0
     Purchase of available-for-sale fixed
       maturities............................    (136.0)    (579.7)    (795.8)
     Purchase of equity securities...........     (30.6)      (3.2)     (13.2)
     Purchase of other investments...........     (22.7)      (9.0)     (13.9)
     Purchase of mortgages...................     (58.9)     (70.4)     (22.3)
     Other investing activities, net.........      (3.9)     --          (2.0)
                                               --------   --------   --------
         Net cash provided by investing
           activities........................      71.0      336.4       15.1
                                               --------   --------   --------
 CASH FLOWS FROM FINANCING ACTIVITIES
     Proceeds from issuance of stock and
       capital paid in.......................      21.0       19.2       22.0
                                               --------   --------   --------
         Net cash provided by financing
           activities........................      21.0       19.2       22.0
                                               --------   --------   --------
 Net change in cash and cash equivalents.....     186.8       12.3        1.5
 Cash and cash equivalents, beginning of
  period.....................................      31.1       18.8       17.3
                                               --------   --------   --------
 Cash and cash equivalents, end of period....  $  217.9   $   31.1   $   18.8
                                               --------   --------   --------
                                               --------   --------   --------
 SUPPLEMENTAL CASH FLOW INFORMATION
     Interest paid...........................  $    0.6   $  --      $    3.4
     Income taxes paid.......................  $   36.2   $    5.4   $   16.5

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.  BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

Allmerica Financial Life Insurance and Annuity Company ("AFLIAC" or the "Company") is organized as a stock life insurance company, and is a wholly owned subsidiary of SMA Financial Corporation ("SMAFCO"), which is wholly owned by First Allmerica Financial Life Insurance Company ("FAFLIC"). FAFLIC is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC").

The consolidated financial statements of AFLIAC include the accounts of Somerset Square, Inc., a wholly-owned non-insurance company, which was transferred from SMAFCO effective November 30, 1997 and dissolved as a subsidiary, effective November 30, 1998. Its results of operations are included for 11 months of 1998 and for the month of December, 1997.

The Statutory stockholder's equity of the Company is being maintained at a minimum level of 5% of general account assets by FAFLIC in accordance with a policy established by vote of FAFLIC's Board of Directors.

The preparation of financial statements in conformity with generally accepted accounting principles requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B.  VALUATION OF INVESTMENTS

In accordance with the provisions of Statement of Financial Accounting Standards No. 115 ("Statement No. 115"), "Accounting for Certain Investments in Debt and Equity Securities", the Company is required to classify its investments into one of three categories: held-to-maturity, available-for-sale or trading. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date.

Marketable equity securities and debt securities are classified as available-for-sale. Available-for-sale securities are carried at fair value, with the unrealized gains and losses, net of tax, reported in a separate component of shareholder's equity. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income.

Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and reserves. Reserves on mortgage loans are based on losses expected by the Company to be realized on transfers of mortgage loans to real estate (upon foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans which the Company believes may not be collectible in full. In establishing reserves, the Company considers, among other things, the estimated fair value of the underlying collateral.

Fixed maturities and mortgage loans that are delinquent are placed on non-accrual status, and thereafter interest income is recognized only when cash payments are received.

Policy loans are carried principally at unpaid principal balances.

During 1997, the Company adopted to a plan to dispose of all real estate assets by the end of 1998. As of December 31, 1998, there was 1 property remaining in the Company's real estate portfolio, which is being actively marketed. As a result of the Plan, real estate held by the Company and real estate joint ventures were written down to the estimated fair value less cost of disposal. Depreciation is not recorded on this asset while it is held for disposal.

Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk, are reported as a component of revenues based upon specific identification of the investment assets sold. When an other-than-temporary impairment of the value of a specific investment or a group of investments is determined, a realized investment loss is recorded. Changes in the valuation allowance for mortgage loans are included in realized investment gains or losses.

C.  FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including debt, investments such as fixed maturities, mortgage loans and equity securities and investment and loan commitments. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

D.  CASH AND CASH EQUIVALENTS

Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

E.  DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions, underwriting costs and other costs, which vary with, and are primarily related to, the production of revenues. Acquisition costs related to universal life products, variable annuities and contractholder deposit funds are deferred and amortized in proportion to total estimated gross profits from investment yields, mortality, surrender charges and expense margins over the expected life of the contracts. This amortization is reviewed annually and adjusted retrospectively when the Company revises its estimate of current or future gross profits to be realized from this group of products, including realized and unrealized gains and losses from investments. Acquisition costs related to fixed annuities and other life insurance products are deferred and amortized, generally in proportion to the ratio of annual revenue to the estimated total revenues over the contract periods based upon the same assumptions used in estimating the liability for future policy benefits.

Deferred acquisition costs for each product are reviewed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. Although realization of deferred policy acquisition costs is not assured, the Company believes it is more likely than not that all of these costs will be realized. The amount of deferred policy acquisition costs considered realizable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced. The amount of amortization of deferred policy acquisition costs could be revised in the near term if any of the estimates discussed above are revised.

F.  SEPARATE ACCOUNTS

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of certain pension, variable annuity and variable life insurance contractholders. Assets consist principally of bonds, common stocks, mutual funds, and short-term obligations at market value. The investment income, gains and losses of these accounts generally accrue to the contractholders and, therefore, are not included in the Company's net income. Appreciation and depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in shareholder's equity or net investment income.

G.  POLICY LIABILITIES AND ACCRUALS

Future policy benefits are liabilities for life, disability income and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance products are computed using the net level premium method for individual life and annuity policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 3% to 6% for life insurance and 3 1/2% to 9 1/2% for annuities. Mortality, morbidity and withdrawal assumptions for all policies are based on the Company's own experience and industry standards. Liabilities for universal life include deposits received from customers and investment earnings on their fund balances, less administrative charges. Universal life fund balances are also assessed mortality and surrender charges.

Individual disability income benefit liabilities for active lives are estimated using the net level premium method, and assumptions as to future morbidity, withdrawals and interest which provide a margin for adverse deviation. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

Liabilities for outstanding claims, losses and loss adjustment expenses are estimates of payments to be made for reported claims and estimates of claims incurred but not reported for individual life and disability income policies. These estimates are continually reviewed and adjusted as necessary; such adjustments are reflected in current operations.

Contractholder deposit funds and other policy liabilities include investment-related products and consist of deposits received from customers and investment earnings on their fund balances.

All policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, the Company believes that it is more likely than not that policy liabilities and accruals will be sufficient to meet future obligations of policies in force. The amount of liabilities and accruals, however, could be revised in the near term if the estimates discussed above are revised.

H.  PREMIUM AND FEE REVENUE AND RELATED EXPENSES

Premiums for individual life and individual annuity products, excluding universal life and investment-related products, are considered revenue when due. Individual disability income insurance premiums are recognized as revenue over the related contract periods. The unexpired portion of these premiums is recorded as unearned premiums. Benefits, losses and related expenses are matched with premiums, resulting in their recognition over the lives of the contracts. This matching is accomplished through the provision for future benefits, estimated and unpaid losses and amortization of deferred policy acquisition costs. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses primarily consist of net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life and group variable universal life products consist of net investment income, with mortality, administration and surrender charges assessed against the fund values. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values. Certain policy charges that represent compensation for services to be provided in future periods are deferred and amortized over the period benefited using the same assumptions used to amortize capitalized acquisition costs.

I.  FEDERAL INCOME TAXES

AFC and its domestic subsidiaries file a consolidated United States federal income tax return. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions on the percentage of eligible non-life tax losses that can be applied to offset life insurance company taxable income.

The Board of Directors has delegated to AFC management, the development and maintenance of appropriate federal income tax allocation policies and procedures, which are subject to written agreement between the companies. The Federal income tax for all subsidiaries in the consolidated return of AFC is calculated on a separate return basis. Any current tax liability is paid to AFC. Tax benefits resulting from taxable operating losses or credits of AFC's subsidiaries are not reimbursed to the subsidiary until such losses or credits can be utilized by the subsidiary on a separate return basis.

Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" (Statement No. 109). These differences result primarily from policy reserves, policy acquisition expenses, and unrealized appreciation or depreciation on investments.

J.  NEW ACCOUNTING PRONOUNCEMENTS

In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("Statement No. 133"), which establishes accounting and reporting standards for derivative instruments. Statement No. 133 requires that an entity recognize all derivatives as either assets or liabilities at fair value in the statement of financial position, and establishes special accounting for the following three types of hedges; fair value hedges, cash flow hedges, and hedges of foreign currency exposures of net investment in foreign operations. This statement is effective for fiscal years beginning after June 15, 1999. The Company is currently assessing the impact of adoption of Statement No. 133.

In March 1998, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 98-1, "Accounting for the Cost of Computer Software Developed or Obtained for Internal Use" ("SoP 98-1"). SoP 98-1 requires that certain costs incurred in developing internal-use computer software be capitalized and provides guidance for determining whether computer software is to be considered for internal use. This statement is effective for fiscal years beginning after December 15, 1998. In the second quarter, the Company adopted SoP 98-1 effective January 1, 1998, resulting in an increase in pre-tax income of $9.8 million through December 31, 1998. The adoption of SoP 98-1 did not have a material effect on the results of operations or financial position for the three months ended March 31, 1998.

In December 1997, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments" ("SoP 97-3"). SoP 97-3 provides guidance when a liability should be recognized for guaranty fund and other assessments and how to measure the liability. This statement allows for the discounting of the liability if the amount and timing of the cash payments are fixed and determinable. In addition, it provides criteria for when an asset may be recognized for a portion or all of the assessment liability or paid assessment that can be recovered through premium tax offsets or policy surcharges. This statement is effective for fiscal years beginning after December 15, 1998. The Company believes that the adoption of this statement will not have a material effect on the results of operations or financial position.

In June 1997, the FASB issued Statement No. 131, "Disclosures About Segments of an Enterprise and Related Information" ("Statement No. 131"). This statement establishes standards for the way that public enterprises report information about operating segments in annual financial statements and requires that selected information about those operating segments be reported in interim financial statements. This statement supersedes Statement No. 14, "Financial Reporting for Segments of a Business Enterprise". Statement No. 131 requires that all public enterprises report financial and descriptive information about their reportable operating segments. Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. This statement is effective for fiscal years beginning after December 15, 1997. AFLIAC consists of one segment, Allmerica Financial Services, which underwrites and distributes variable annuities and variable universal life via retail channels.

In June 1997, the FASB also issued Statement No. 130, "Reporting Comprehensive Income" ("Statement No. 130"), which established standards for the reporting and display of comprehensive income and its components in a full set of general-purpose financial statements. All items that are required to be recognized under accounting standards as components of comprehensive income are to be reported in a financial statement that is displayed with the same prominence as other financial statements. This statement stipulates that comprehensive income reflect the change in equity of an enterprise during a period from transactions and other events and circumstances from non-owner sources. This statement is effective for fiscal years beginning after December 15, 1997. The Company adopted Statement No. 130 for the first quarter of 1998, which resulted primarily in reporting unrealized gains and losses on investments in debt and equity securities in comprehensive income.

2.  SIGNIFICANT TRANSACTIONS

Effective January 1, 1998, the Company entered into an agreement with a highly rated reinsurer to reinsure the mortality risk on the universal life and variable universal life blocks of business. The agreement does not have a material effect on the results of operations or financial position of the Company.

On April 14, 1997, the Company entered into an agreement in principle to cede substantially all of the Company's individual disability income line of business under a 100% coinsurance agreement with a highly rated reinsurer. The coinsurance agreement became effective October 1, 1997. The transaction has resulted in the recognition of a $53.9 million pre-tax loss in the first quarter of 1997.

During 1998, 1997 and 1996 , SMAFCO contributed $21.0 million, $40.6 million and $22.0 million, respectively, of additional paid-in capital to the Company. The nature of the 1997 contribution was $19.2 million in cash and $21.4 million in other assets including Somerset Square, Inc.

3.  INVESTMENTS

A.  SUMMARY OF INVESTMENTS

The Company accounts for its investments, all of which are classified as available-for-sale, in accordance with the provisions of Statement No. 115.

The amortized cost and fair value of available-for-sale fixed maturities and equity securities were as follows:

                                                               1998
                                          ----------------------------------------------
                                                        GROSS        GROSS
DECEMBER 31,                              AMORTIZED   UNREALIZED   UNREALIZED     FAIR
(IN MILLIONS)                             COST (1)      GAINS        LOSSES      VALUE
----------------------------------------  ---------   ----------   ----------   --------
U.S. Treasury securities and U.S.
 government and agency securities.......  $     5.8     $ 0.8        $--        $    6.6
States and political subdivisions.......        2.7       0.2        --              2.9
Foreign governments.....................       48.8       1.6          1.5          48.9
Corporate fixed maturities..............    1,096.0      58.0         17.7       1,136.3
Mortgage-backed securities..............      131.3       5.8          1.4         135.7
                                          ---------     -----        -----      --------
Total fixed maturities..................  $ 1,284.6     $66.4        $20.6      $1,330.4
                                          ---------     -----        -----      --------
                                          ---------     -----        -----      --------
Equity securities.......................  $    27.4     $ 8.9        $ 4.5      $   31.8
                                          ---------     -----        -----      --------
                                          ---------     -----        -----      --------

                                                               1997
                                          ----------------------------------------------

                                                        GROSS        GROSS
DECEMBER 31,                              AMORTIZED   UNREALIZED   UNREALIZED     FAIR
(IN MILLIONS)                             COST (1)      GAINS        LOSSES      VALUE
----------------------------------------  ---------   ----------   ----------   --------
U.S. Treasury securities and U.S.
 government and agency securities.......  $     6.3     $ 0.5        $--        $    6.8
States and political subdivisions.......        2.8       0.2        --              3.0
Foreign governments.....................       50.1       2.0        --             52.1
Corporate fixed maturities..............    1,147.5      58.7          3.3       1,202.9
Mortgage-backed securities..............      133.8       5.2          1.3         137.7
                                          ---------     -----        -----      --------
Total fixed maturities..................  $ 1,340.5     $66.6        $ 4.6      $1,402.5
                                          ---------     -----        -----      --------
                                          ---------     -----        -----      --------
Equity securities.......................  $    34.4     $19.9        $ 0.3      $   54.0
                                          ---------     -----        -----      --------
                                          ---------     -----        -----      --------

(1) Amortized cost for fixed maturities and cost for equity securities.

In connection with AFLIAC's voluntary withdrawal of its license in New York, AFLIAC agreed with the New York Department of Insurance to maintain, through a custodial account in New York, a security deposit, the market value of which will at all times equal 102% of all outstanding liabilities of AFLIAC for New York policyholders, claimants and creditors. At December 31, 1998, the amortized cost and market value of these assets on deposit in New York were $268.5 million and $284.1 million, respectively. At December 31, 1997, the amortized cost and market value of assets on deposit were $276.8 million and $291.7 million, respectively. In addition, fixed maturities, excluding those securities on deposit in New York, with an amortized cost of $4.2 million were on deposit with various state and governmental authorities at December 31, 1998 and 1997.

There were no contractual fixed maturity investment commitments at December 31, 1998 and 1997, respectively.

The amortized cost and fair value by maturity periods for fixed maturities are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers. Mortgage backed securities are included in the category representing their ultimate maturity.

                                                                      1998
                                                              --------------------
DECEMBER 31,                                                  AMORTIZED     FAIR
(IN MILLIONS)                                                   COST       VALUE
------------------------------------------------------------  ---------   --------
Due in one year or less.....................................  $    97.7   $   98.9
Due after one year through five years.......................      269.1      278.3
Due after five years through ten years......................      638.2      658.5
Due after ten years.........................................      279.6      294.7
                                                              ---------   --------
Total.......................................................  $ 1,284.6   $1,330.4
                                                              ---------   --------
                                                              ---------   --------

The proceeds from voluntary sales of available-for-sale securities and the gross realized gains and gross realized losses on those sales were as follows:

FOR THE YEARS ENDED DECEMBER 31,                               PROCEEDS FROM    GROSS  GROSS
(IN MILLIONS)                                                 VOLUNTARY SALES   GAINS  LOSSES
------------------------------------------------------------  ---------------   -----  ------
1998
Fixed maturities............................................      $ 60.0        $ 2.0  $  2.0
Equity securities...........................................      $ 52.6        $17.5  $  0.9

1997
Fixed maturities............................................      $702.9        $11.4  $  5.0
Equity securities...........................................      $  1.3        $ 0.5  $ --

1996
Fixed maturities............................................      $496.6        $ 4.3  $  8.3
Equity securities...........................................      $  1.5        $ 0.4  $  0.1

Unrealized gains and losses on available-for-sale and other securities, are summarized as follows:

                                                                              EQUITY
FOR THE YEARS ENDED DECEMBER 31,                                FIXED       SECURITIES
(IN MILLIONS)                                                 MATURITIES   AND OTHER (1)    TOTAL
------------------------------------------------------------  ----------   -------------   -------
1998
Net appreciation, beginning of year.........................    $ 22.1        $ 16.4       $  38.5
                                                              ----------      ------       -------
Net depreciation on available-for-sale securities...........     (16.2)        (14.3)        (30.5)
Net appreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................       7.1        --               7.1
Benefit from deferred federal income taxes..................       3.2           5.8           9.0
                                                              ----------      ------       -------
                                                                  (5.9)         (8.5)        (14.4)
                                                              ----------      ------       -------
Net appreciation, end of year...............................    $ 16.2        $  7.9       $  24.1
                                                              ----------      ------       -------
                                                              ----------      ------       -------

1997
Net appreciation, beginning of year.........................    $ 12.7        $  7.8       $  20.5
                                                              ----------      ------       -------
Net appreciation on available-for-sale securities...........      24.3          12.5          36.8
Net depreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................      (9.8)       --              (9.8)
Provision for deferred federal income taxes.................      (5.1)         (3.9)         (9.0)
                                                              ----------      ------       -------
                                                                   9.4           8.6          18.0
                                                              ----------      ------       -------
Net appreciation, end of year...............................    $ 22.1        $ 16.4       $  38.5
                                                              ----------      ------       -------
                                                              ----------      ------       -------

1996
Net appreciation, beginning of year.........................    $ 20.4        $  3.4       $  23.8
                                                              ----------      ------       -------
Net (depreciation) appreciation on available-for-sale
 securities.................................................     (20.8)          6.7         (14.1)
Net appreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................       9.0        --               9.0
Benefit (provision) for deferred federal income taxes.......       4.1          (2.3)          1.8
                                                              ----------      ------       -------
                                                                  (7.7)          4.4          (3.3)
                                                              ----------      ------       -------
Net appreciation, end of year...............................    $ 12.7        $  7.8       $  20.5
                                                              ----------      ------       -------
                                                              ----------      ------       -------

(1) Includes net appreciation on other investments of $.9 million, $1.3 million, and $2.2 million in 1998, 1997, and 1996, respectively.

B.  MORTGAGE LOANS AND REAL ESTATE

AFLIAC's mortgage loans and real estate are diversified by property type and location. Real estate investments have been obtained primarily through foreclosure. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property's value at the time the original loan is made.

The carrying values of mortgage loans and real estate investments net of applicable reserves were as follows:

DECEMBER 31,
(IN MILLIONS)                                                  1998      1997
------------------------------------------------------------  -------   -------
Mortgage loans..............................................  $ 230.0   $ 228.2
Real estate held for sale...................................     14.5      12.0
                                                              -------   -------
Total mortgage loans and real estate........................  $ 244.5   $ 240.2
                                                              -------   -------
                                                              -------   -------

Reserves for mortgage loans were $3.3 million and $9.4 million at December 31, 1998 and 1997, respectively.

During 1997, the Company committed to a plan to dispose of all real estate assets by the end of 1998. At December 31, 1998, there was 1 property remaining in the Company's real estate portfolio, which is being actively marketed. As a result of the Plan, during 1997, real estate assets with a carrying amount of $15.7 million were written down to the estimated fair value less cost to sell of $12.0 million, and a net realized investment loss of $3.7 million was recognized. Depreciation was not recorded on these assets while they were held for disposal.

There were no non-cash investing activities, including real estate acquired through foreclosure of mortgage loans, in 1998 and 1997. During 1996, non-cash investing activities included real estate acquired through foreclosure of mortgage loans, which had a fair value of $0.9 million.

There were no contractual commitments to extend credit under commercial mortgage loan agreements at December 31, 1998. These commitments generally expire within one year.

Mortgage loans and real estate investments comprised the following property types and geographic regions:

DECEMBER 31,
(IN MILLIONS)                                                  1998    1997
------------------------------------------------------------  ------  ------
Property type:
  Office building...........................................  $129.2  $101.7
  Residential...............................................    18.9    19.3
  Retail....................................................    37.4    42.2
  Industrial/warehouse......................................    59.2    61.9
  Other.....................................................     3.1    24.5
  Valuation allowances......................................    (3.3)   (9.4)
                                                              ------  ------
Total.......................................................  $244.5  $240.2
                                                              ------  ------
                                                              ------  ------

DECEMBER 31,
(IN MILLIONS)                                                  1998    1997
------------------------------------------------------------  ------  ------
Geographic region:
  South Atlantic............................................  $ 55.5  $ 68.7
  Pacific...................................................    80.0    56.6
  East North Central........................................    41.4    61.4
  Middle Atlantic...........................................    22.5    29.8
  West South Central........................................     6.7     6.9
  New England...............................................    26.9    12.4
  Other.....................................................    14.8    13.8
  Valuation allowances......................................    (3.3)   (9.4)
                                                              ------  ------
Total.......................................................  $244.5  $240.2
                                                              ------  ------
                                                              ------  ------

At December 31, 1998, scheduled mortgage loan maturities were as follows: 1999 -- $24.8 million; 2000 -- $43.5 million; 2001 -- $6.6 million; 2002 -- $11.5 million; 2003 -- $0.6 million; and $143.0 million thereafter. Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. During 1998, the Company did not refinance any mortgage loans based on terms which differed from those granted to new borrowers.

C.  INVESTMENT VALUATION ALLOWANCES

Investment valuation allowances, which have been deducted in arriving at investment carrying values as presented in the balance sheet and changes thereto are shown below.

FOR THE YEARS ENDED DECEMBER 31,                              BALANCE AT                             BALANCE AT
(IN MILLIONS)                                                 JANUARY 1    PROVISIONS   WRITE-OFFS   DECEMBER 31
------------------------------------------------------------  ----------   ----------   ----------   -----------
1998
Mortgage loans..............................................    $ 9.4        $(4.5)        $1.6         $ 3.3
                                                                -----        -----          ---         -----
                                                                -----        -----          ---         -----
1997
Mortgage loans..............................................    $ 9.5        $ 1.1         $1.2         $ 9.4
Real estate.................................................      1.7          3.7          5.4         --
                                                                -----        -----          ---         -----
    Total...................................................    $11.2        $ 4.8         $6.6         $ 9.4
                                                                -----        -----          ---         -----
                                                                -----        -----          ---         -----
1996
Mortgage loans..............................................    $12.5        $ 4.5         $7.5         $ 9.5
Real estate.................................................      2.1        --             0.4           1.7
                                                                -----        -----          ---         -----
    Total...................................................    $14.6        $ 4.5         $7.9         $11.2
                                                                -----        -----          ---         -----
                                                                -----        -----          ---         -----

Provisions on mortgages during 1998 reflect the release of redundant reserves. Write-offs of $5.4 million to the investment valuation allowance related to real estate in 1997 primarily reflect write downs to the estimated fair value less cost to sell pursuant to the aforementioned 1997 plan of disposal.

The carrying value of impaired loans was $15.3 million and $20.6 million, with related reserves of $1.5 million and $7.1 million as of December 31, 1998 and 1997, respectively. All impaired loans were reserved as of December 31, 1998 and 1997.

The average carrying value of impaired loans was $17.0 million, $19.8 million and $26.3 million, with related interest income while such loans were impaired of $2.0 million, $2.2 million and $3.4 million as of December 31, 1998, 1997 and 1996, respectively.

D.  OTHER

At December 31, 1998, AFLIAC had no concentration of investments in a single investee exceeding 10% of shareholder's equity.

4.  INVESTMENT INCOME AND GAINS AND LOSSES

A.  NET INVESTMENT INCOME

The components of net investment income were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1998    1997    1996
------------------------------------------------------------  ------  ------  ------
Fixed maturities............................................  $107.7  $130.0  $137.2
Mortgage loans..............................................    25.5    20.4    22.0
Equity securities...........................................     0.3     1.3     0.7
Policy loans................................................    11.7    10.8    10.2
Real estate.................................................     3.3     3.9     6.2
Other long-term investments.................................     1.5     1.0     0.8
Short-term investments......................................     4.2     1.4     1.4
                                                              ------  ------  ------
Gross investment income.....................................   154.2   168.8   178.5
Less investment expenses....................................    (2.9)   (4.6)   (6.8)
                                                              ------  ------  ------
Net investment income.......................................  $151.3  $164.2  $171.7
                                                              ------  ------  ------
                                                              ------  ------  ------

There were no mortgage loans or fixed maturities on non-accrual status at December 31, 1998. The effect of non-accruals, compared with amounts that would have been recognized in accordance with the original terms of the investment, had no impact in 1998 and 1997, and reduced net income by $0.1 million in 1996.

The payment terms of mortgage loans may from time to time be restructured or modified. The investment in restructured mortgage loans, based on amortized cost, amounted to $12.6 million, $21.1 million and $25.4 million at December 31, 1998, 1997 and 1996, respectively. Interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $1.4 million, $1.9 million and $3.6 million in 1998, 1997, and 1996, respectively. Actual interest income on these loans included in net investment income aggregated $1.8 million, $2.1 million and $2.2 million in 1998, 1997, and 1996, respectively.

There were no fixed maturities or mortgage loans which, were non-income producing for the twelve months ended December 31, 1998.

B.  REALIZED INVESTMENT GAINS AND LOSSES

Realized gains (losses) on investments were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1998    1997    1996
------------------------------------------------------------  ------  ------  ------
Fixed maturities............................................  $ (6.1) $  3.0  $ (3.3)
Mortgage loans..............................................     8.0    (1.1)   (3.2)
Equity securities...........................................    15.7     0.5     0.3
Real estate.................................................     2.4    (1.5)    2.5
Other.......................................................    --       2.0     0.1
                                                              ------  ------  ------
Net realized investment gains (losses)......................  $ 20.0  $  2.9  $ (3.6)
                                                              ------  ------  ------
                                                              ------  ------  ------

C.  OTHER COMPREHENSIVE INCOME RECONCILIATION

The following table provides a reconciliation of gross unrealized gains to the net balance shown in the Statement of Comprehensive income:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1998      1997      1996
------------------------------------------------------------  -------   -------   -------
Unrealized gains on securities:
Unrealized holding gains arising during period (net of taxes of $(5.6) million, $10.2 million and $(2.9) million in
 1998, 1997 and 1996 respectively)..........................  $  (8.2)  $  20.3   $  (5.3)
Less: reclassification adjustment for gains included in net
 income (net of taxes of $3.4 million, $1.2 million and
 $(1.0) million in 1998, 1997 and 1996 respectively)........      6.2       2.3      (2.0)
                                                              -------   -------   -------
Other comprehensive income..................................  $ (14.4)  $  18.0   $  (3.3)
                                                              -------   -------   -------
                                                              -------   -------   -------

5.  FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

Statement No. 107, "Disclosures about Fair Value of Financial Instruments" ("Statement No, 107"), requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in the balance sheet. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses, which utilize current interest rates for similar financial instruments, which have comparable terms and credit quality.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

CASH AND CASH EQUIVALENTS

For these short-term investments, the carrying amount approximates fair value.

FIXED MATURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses.

EQUITY SECURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

MORTGAGE LOANS

Fair values are estimated by discounting the future contractual cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings. The fair value of below investment grade mortgage loans is limited to the lesser of the present value of the cash flows or book value.

POLICY LOANS

The carrying amount reported in the balance sheet approximates fair value since policy loans have no defined maturity dates and are inseparable from the insurance contracts.

INVESTMENT CONTRACTS (WITHOUT MORTALITY FEATURES)

Fair values for the Company's liabilities under investment type contracts are estimated based on current surrender values.

The estimated fair values of the financial instruments were as follows:

                                                                      1998                    1997
                                                              ---------------------   ---------------------
DECEMBER 31,                                                  CARRYING      FAIR      CARRYING      FAIR
(IN MILLIONS)                                                   VALUE       VALUE       VALUE       VALUE
------------------------------------------------------------  ---------   ---------   ---------   ---------
FINANCIAL ASSETS
  Cash and cash equivalents.................................  $   217.9   $   217.9   $    31.1   $    31.1
  Fixed maturities..........................................    1,330.4     1,330.4     1,402.5     1,402.5
  Equity securities.........................................       31.8        31.8        54.0        54.0
  Mortgage loans............................................      230.0       241.9       228.2       239.8
  Policy loans..............................................      151.5       151.5       140.1       140.1
                                                              ---------   ---------   ---------   ---------
                                                              $ 1,961.6   $ 1,973.5   $ 1,855.9   $ 1,867.5
                                                              ---------   ---------   ---------   ---------
                                                              ---------   ---------   ---------   ---------
FINANCIAL LIABILITIES
  Individual fixed annuity contracts........................  $ 1,069.4   $ 1,034.6   $   876.0   $   850.6
  Supplemental contracts without life Contingencies.........       16.6        16.6        15.3        15.3
                                                              ---------   ---------   ---------   ---------
                                                              $ 1,086.0   $ 1,051.2   $   891.3   $   865.9
                                                              ---------   ---------   ---------   ---------
                                                              ---------   ---------   ---------   ---------

6.  FEDERAL INCOME TAXES

Provisions for federal income taxes have been calculated in accordance with the provisions of Statement No. 109. A summary of the federal income tax expense (benefit) in the statement of income is shown below:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                 1998   1997   1996
------------------------------------------------------------  -----  -----  -----
Federal income tax expense (benefit)
  Current...................................................  $22.1  $13.9  $26.9
  Deferred..................................................   11.8    7.1   (9.8)
                                                              -----  -----  -----
Total.......................................................  $33.9  $21.0  $17.1
                                                              -----  -----  -----
                                                              -----  -----  -----

The provision for federal income taxes does not materially differ from the amount of federal income tax determined by applying the appropriate U.S. statutory income tax rate to income before federal income taxes.

The deferred tax liabilities are comprised of the following:

DECEMBER 31,
(IN MILLIONS)                                                   1998       1997
------------------------------------------------------------  --------   --------
Deferred tax (assets) liabilities
  Policy reserves...........................................  $ (205.1)  $ (175.8)
  Deferred acquisition costs................................     278.8      226.4
  Investments, net..........................................      12.5       27.0
  Sales practice litigation.................................      (7.4)     --
  Bad debt reserve..........................................      (0.4)      (2.0)
  Other, net................................................       0.4        0.3
                                                              --------   --------
Deferred tax liability, net.................................  $   78.8   $   75.9
                                                              --------   --------
                                                              --------   --------

Gross deferred income tax liabilities totaled $291.7 million and $253.7 million at December 31, 1998 and 1997, respectively. Gross deferred income tax assets totaled $212.9 million and $177.8 at December 31, 1998 and 1997, respectively.

The Company believes, based on its recent earnings history and its future expectations, that the Company's taxable income in future years will be sufficient to realize all deferred tax assets. In determining the adequacy of future income, the Company considered the future reversal of its existing temporary differences and available tax planning strategies that could be implemented, if necessary.

The Company's federal income tax returns are routinely audited by the IRS, and provisions are routinely made in the financial statements in anticipation of the results of these audits. The IRS has examined the consolidated group's federal income tax returns through 1994. The Company has appealed certain adjustments proposed by the IRS with respect to the consolidated group's federal income tax returns for 1992, 1993, and 1994. Also, certain adjustments proposed by the IRS with respect to FAFLIC/AFLIAC's federal income tax returns for 1982 and 1983 remain unresolved. If upheld, these adjustments would result in additional payments; however, the Company will vigorously defend its position with respect to these adjustments. In the Company's opinion, adequate tax liabilities have been established for all years. However, the amount of these tax liabilities could be revised in the near term if estimates of the Company's ultimate liability are revised.

7.  RELATED PARTY TRANSACTIONS

The Company has no employees of its own, but has agreements under which FAFLIC provides management, space and other services, including accounting, electronic data processing, human resources, legal and other staff functions. Charges for these services are based on full cost including all direct and indirect overhead costs, and amounted to $145.4 million and $124.1 million in 1998 and 1997. The net amounts payable to FAFLIC and affiliates for accrued expenses and various other liabilities and receivables were $16.4 million and $15.0 million at December 31, 1998 and 1997, respectively.

8.  DIVIDEND RESTRICTIONS

Delaware has enacted laws governing the payment of dividends to stockholders by insurers. These laws affect the dividend paying ability of the Company.

Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that an insurer may pay in any twelve month period, without the prior approval of the Delaware Commissioner of Insurance, is limited to the greater of (i) 10% of its policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company) or its net income (not including realized capital gains) for the preceding calendar year (if such insurer is not a life company). Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus would also require the prior approval of the Delaware Commissioner of Insurance.

No dividends were declared by the Company during 1998, 1997 and 1996. During 1999, AFLIAC could pay dividends of $26.1 million to FAFLIC without prior approval.

9.  REINSURANCE

In the normal course of business, the Company seeks to reduce the loss that may arise from events that cause unfavorable underwriting results by reinsuring certain levels of risk in various areas of exposure with other insurance enterprises or reinsurers. Reinsurance transactions are accounted for in accordance with the provisions of Statement No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts" ("Statement No. 113").

The Company reinsures 100% of its traditional individual life and certain blocks of its universal life business, substantially all of its disability income business, and effective January 1, 1998, the mortality risk on the variable universal life and remaining universal life blocks of business in-force at December 31, 1997.

Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and analyses prepared by consultants and reinsurers and on market conditions (including the availability and pricing of reinsurance). The Company also believes that the terms of its reinsurance contracts are consistent with industry practice in that they contain standard terms with respect to lines of business covered, limit and retention, arbitration and occurrence. Based on its review of its reinsurers' financial statements and reputations in the reinsurance marketplace, the Company believes that its reinsurers are financially sound.

Amounts recoverable from reinsurers at December 31, 1998 and 1997 for the disability income business were $230.8 million and $216.1 million, respectively, traditional life were $11.4 million and $15.2 million, respectively, and universal and variable universal life were $65.8 million and $19.8 million, respectively.

The effects of reinsurance were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1998    1997    1996
------------------------------------------------------------  ------  ------  ------
Insurance premiums:
  Direct....................................................  $ 45.5  $ 48.8  $ 53.3
  Assumed...................................................    --       2.6     3.1
  Ceded.....................................................   (45.0)  (28.6)  (23.7)
                                                              ------  ------  ------
Net premiums................................................  $  0.5  $ 22.8  $ 32.7
                                                              ------  ------  ------
                                                              ------  ------  ------

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1998    1997    1996
------------------------------------------------------------  ------  ------  ------
Insurance and other individual policy benefits, claims,
 losses and loss adjustment expenses:
  Direct....................................................  $204.0  $226.0  $206.4
  Assumed...................................................    --       4.2     4.5
  Ceded.....................................................   (50.1)  (42.4)  (18.3)
                                                              ------  ------  ------
Net policy benefits, claims, losses and loss adjustment
 expenses...................................................  $153.9  $187.8  $192.6
                                                              ------  ------  ------
                                                              ------  ------  ------

10.  DEFERRED POLICY ACQUISITION COSTS

The following reflects the changes to the deferred policy acquisition asset:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1998    1997    1996
------------------------------------------------------------  ------  ------  ------
Balance at beginning of year................................  $765.3  $632.7  $555.7
  Acquisition expenses deferred.............................   242.4   184.2   116.6
  Amortized to expense during the year......................   (64.6)  (53.1)  (49.9)
  Adjustment to equity during the year......................     7.4   (10.2)   10.3
  Adjustment for cession of disability income insurance.....    --     (38.6)   --
  Adjustment for revision of universal life and variable
    universal life insurance mortality assumptions..........    --      50.3    --
                                                              ------  ------  ------
Balance at end of year......................................  $950.5  $765.3  $632.7
                                                              ------  ------  ------
                                                              ------  ------  ------

On October 1, 1997, the Company revised the mortality assumptions for universal life and variable universal life product lines. These revisions resulted in a $50.3 million recapitalization of deferred policy acquisition costs.

11.  LIABILITIES FOR INDIVIDUAL DISABILITY INCOME BENEFITS

The Company regularly updates its estimates of liabilities for future policy benefits and outstanding claims, losses and loss adjustment expenses as new information becomes available and further events occur which may impact the resolution of unsettled claims. Changes in prior estimates are recorded in results of operations in the year such changes are determined to be needed.

The liability for future policy benefits and outstanding claims, losses and loss adjustment expenses related to the Company's disability income business was $233.3 million and $219.9 million at December 31, 1998 and 1997. Due to the reinsurance agreement whereby the Company has ceded substantially all of its disability income business to a highly rated reinsurer, the Company believes that no material adverse development of losses will occur. However, the amount of the liabilities could be revised in the near term if the estimates are revised.

12.  CONTINGENCIES

REGULATORY AND INDUSTRY DEVELOPMENTS

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential effect on it of any such future assessments or voluntary payments.

LITIGATION

In July 1997, a lawsuit on behalf of a putative class was instituted in Louisiana against AFC and certain of its subsidiaries including AFLIAC, by individual plaintiffs alleging fraud, unfair or deceptive acts, breach of contract, misrepresentation, and related claims in the sale of life insurance policies. In October 1997, plaintiffs voluntarily dismissed the Louisiana suit and filed a substantially similar action in Federal District Court in Worcester, Massachusetts. In early November 1998, AFC and the plaintiffs entered into a settlement agreement, to which the court granted preliminary approval on December 4, 1998. A hearing was held on March 19, 1999 to consider final approval of the settlement agreement. A decision by the court is expected to be rendered in the near future. Accordingly, AFLIAC recognized a $21.0 million pre-tax expense during the third quarter of 1998 related to this litigation. Although the Company believes that this expense reflects appropriate recognition of its obligation under the settlement, this estimate assumes the availability of insurance coverage for certain claims, and the estimate may be revised based on the amount of reimbursement actually tendered by AFC's insurance carriers, if any, and based on changes in the Company's estimate of the ultimate cost of the benefits to be provided to members of the class.

The Company has been named a defendant in various legal proceedings arising in the normal course of business. In the Company's opinion of, based on the advice of legal counsel, the ultimate resolution of these proceedings will not have a material effect on the Company's financial statements. However, liabilities related to these proceedings could be established in the near term if estimates of the ultimate resolution of these proceedings are revised.

YEAR 2000

The Year 2000 Issue is the result of computer programs being written using two digits rather than four to define the applicable year. Any of the Company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices, or engage in similar normal business activities.

Although the Company does not believe that there is a material contingency associated with the Year 2000 project, there can be no assurance that exposure for material contingencies will not arise.

13.  STATUTORY FINANCIAL INFORMATION

The Company is required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). Statutory surplus differs from shareholder's equity reported in accordance with generally accepted accounting principles primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, life insurance reserves are based on different assumptions and income tax expense reflects only taxes paid or currently payable. Statutory net income and surplus are as follows:

(IN MILLIONS)                                                  1998    1997    1996
------------------------------------------------------------  ------  ------  ------
Statutory net income........................................  $ (8.2) $ 31.5  $  5.4
Statutory shareholder's surplus.............................  $309.7  $307.1  $234.0

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of Allmerica Financial Life Insurance and Annuity Company and the Policyowners of the VEL Account of Allmerica Financial Life Insurance and Annuity Company

In our opinion, the accompanying statements of assets and liabilities, and the related statements of operations and changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting the VEL Account of Allmerica Financial Life Insurance and Annuity Company at December 31, 1998, the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Allmerica Financial Life Insurance and Annuity Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the Funds, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

PRICEWATERHOUSECOOPERS LLP
Boston, Massachusetts
March 26, 1999

                                  VEL ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998

                                                INVESTMENT      MONEY       EQUITY     GOVERNMENT
                                   GROWTH      GRADE INCOME     MARKET       INDEX        BOND
                                ------------   ------------   ----------  -----------  -----------
ASSETS:
Investments in shares of
 Allmerica Investment
 Trust........................  $ 56,358,558    $9,774,774    $8,833,264  $27,779,189  $2,456,041
Investments in shares of
 Fidelity Variable
 Insurance Products Funds
 (VIP)........................            --            --            --           --          --
Investment in shares of T.
 Rowe Price
 International Series, Inc....            --            --            --           --          --
Investment in shares of
 Delaware Group
 Premium Fund, Inc............            --            --            --           --          --
                                ------------   ------------   ----------  -----------  -----------
  Total assets................    56,358,558     9,774,774     8,833,264   27,779,189   2,456,041

LIABILITIES:                              --            --            --           --          --
                                ------------   ------------   ----------  -----------  -----------
  Net assets..................  $ 56,358,558    $9,774,774    $8,833,264  $27,779,189  $2,456,041
                                ------------   ------------   ----------  -----------  -----------
                                ------------   ------------   ----------  -----------  -----------
Net asset distribution by
 category:
  VEL '87 and VEL '91 Series
    variable life
    policies..................  $ 54,821,063    $9,371,642    $8,105,681  $25,901,938  $2,300,110
  VEL Plus Series variable
    life policies.............     1,537,495       403,132       727,583    1,877,251     155,931
                                ------------   ------------   ----------  -----------  -----------
                                $ 56,358,558    $9,774,774    $8,833,264  $27,779,189  $2,456,041
                                ------------   ------------   ----------  -----------  -----------
                                ------------   ------------   ----------  -----------  -----------
Units outstanding and net
 asset value per unit:
  VEL '87 and VEL '91 Series:
    Units outstanding,
      December 31, 1998.......     9,833,856     3,981,513     4,823,142    5,999,855   1,549,260
    Net asset value per unit,
      December 31,
      1998....................  $   5.574727    $ 2.353789    $ 1.680581  $  4.317094  $ 1.484651
  VEL Plus Series:
    Units outstanding,
      December 31, 1998.......       273,644       169,928       429,549      431,447     104,207
    Net asset value per unit,
      December 31,
      1998....................  $   5.618604    $ 2.372370    $ 1.693833  $  4.351061  $ 1.496357

                                   SELECT                                                     SELECT
                                 AGGRESSIVE      SELECT     SELECT GROWTH   SELECT VALUE   INTERNATIONAL
                                   GROWTH        GROWTH      AND INCOME     OPPORTUNITY*      EQUITY
                                ------------   -----------  -------------   ------------   -------------
ASSETS:
Investments in shares of
 Allmerica Investment
 Trust........................  $ 26,275,272   $18,190,159   $13,171,717    $10,509,007     $10,493,602
Investments in shares of
 Fidelity Variable
 Insurance Products Funds
 (VIP)........................            --            --            --             --              --
Investment in shares of T.
 Rowe Price
 International Series, Inc....            --            --            --             --              --
Investment in shares of
 Delaware Group
 Premium Fund, Inc............            --            --            --             --              --
                                ------------   -----------  -------------   ------------   -------------
  Total assets................    26,275,272    18,190,159    13,171,717     10,509,007      10,493,602
LIABILITIES:                              --            --            --             --              --
                                ------------   -----------  -------------   ------------   -------------
  Net assets..................  $ 26,275,272   $18,190,159   $13,171,717    $10,509,007     $10,493,602
                                ------------   -----------  -------------   ------------   -------------
                                ------------   -----------  -------------   ------------   -------------
Net asset distribution by
 category:
  VEL '87 and VEL '91 Series
    variable life
    policies..................  $ 23,891,389   $16,891,924   $12,697,040    $ 9,128,432     $ 9,424,495
  VEL Plus Series variable
    life policies.............     2,383,883     1,298,235       474,677      1,380,575       1,069,107
                                ------------   -----------  -------------   ------------   -------------
                                $ 26,275,272   $18,190,159   $13,171,717    $10,509,007     $10,493,602
                                ------------   -----------  -------------   ------------   -------------
                                ------------   -----------  -------------   ------------   -------------
Units outstanding and net
 asset value per unit:
  VEL '87 and VEL '91 Series:
    Units outstanding,
      December 31, 1998.......     9,178,913     6,133,367     5,382,508      4,452,668       5,726,903
    Net asset value per unit,
      December 31,
      1998....................  $   2.602856   $  2.754103   $  2.358945    $  2.050104     $  1.645653
  VEL Plus Series:
    Units outstanding,
      December 31, 1998.......       908,731       467,714       199,651        668,163         644,591
    Net asset value per unit,
      December 31,
      1998....................  $   2.623309   $  2.775705   $  2.377534    $  2.066224     $  1.658582

* Name changed. See Note 1.

   The accompanying notes are an integral part of these financial statements.

                                  VEL ACCOUNT
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                               DECEMBER 31, 1998

                                                  SELECT     SELECT
                                SELECT CAPITAL   EMERGING   STRATEGIC  FIDELITY VIP   FIDELITY VIP   FIDELITY VIP
                                 APPRECIATION     MARKETS    GROWTH    MONEY MARKET   HIGH INCOME    EQUITY-INCOME
                                --------------   ---------  ---------  ------------   ------------   ------------
ASSETS:
Investments in shares of
 Allmerica Investment Trust...    $5,563,082     $ 160,049  $ 126,793   $       --    $        --    $        --
Investments in shares of
 Fidelity Variable Insurance
 Products Funds (VIP).........            --            --         --    2,014,668     11,782,500     73,318,643
Investment in shares of T.
 Rowe Price International
 Series, Inc..................            --            --         --           --             --             --
Investment in shares of
 Delaware Group Premium Fund,
 Inc..........................            --            --         --           --             --             --
                                --------------   ---------  ---------  ------------   ------------   ------------
  Total assets................     5,563,082       160,049    126,793    2,014,668     11,782,500     73,318,643

LIABILITIES:                              --            --         --           --             --             --
                                --------------   ---------  ---------  ------------   ------------   ------------
  Net assets..................    $5,563,082     $ 160,049  $ 126,793   $2,014,668    $11,782,500    $73,318,643
                                --------------   ---------  ---------  ------------   ------------   ------------
                                --------------   ---------  ---------  ------------   ------------   ------------
Net asset distribution by
 category:
  VEL '87 and VEL '91 Series
    variable life policies....    $5,000,456     $ 129,997  $ 104,377   $2,014,668    $11,074,562    $68,487,618
  VEL Plus Series variable
    life policies.............       562,626        30,052     22,416           --        707,938      4,831,025
                                --------------   ---------  ---------  ------------   ------------   ------------
                                  $5,563,082     $ 160,049  $ 126,793   $2,014,668    $11,782,500    $73,318,643
                                --------------   ---------  ---------  ------------   ------------   ------------
                                --------------   ---------  ---------  ------------   ------------   ------------
Units outstanding and net
 asset value per unit:
  VEL '87 and VEL '91 Series:
    Units outstanding,
      December 31, 1998.......     2,615,505       152,735    108,008    1,184,227      3,784,828     13,469,358
    Net asset value per unit,
      December 31, 1998.......    $ 1.911851     $0.851126  $0.966386   $ 1.701251    $  2.926041    $  5.084698
  VEL Plus Series:
    Units outstanding,
      December 31, 1998.......       291,986        34,957     23,005           --        240,051        942,684
    Net asset value per unit,
      December 31, 1998.......    $ 1.926898     $0.859703  $0.974418   $       --    $  2.949114    $  5.124755

                                                                                       T. ROWE PRICE        DGPF
                                 FIDELITY VIP     FIDELITY VIP     FIDELITY VIP II     INTERNATIONAL    INTERNATIONAL
                                    GROWTH          OVERSEAS        ASSET MANAGER          STOCK           EQUITY
                                 -------------    -------------    ----------------    -------------    -------------
ASSETS:
Investments in shares of
 Allmerica Investment Trust...    $        --      $        --        $       --         $       --       $       --
Investments in shares of
 Fidelity Variable Insurance
 Products Funds (VIP).........     85,480,839       18,960,973         2,190,646                 --               --
Investment in shares of T.
 Rowe Price International
 Series, Inc..................             --               --                --          3,643,543               --
Investment in shares of
 Delaware Group Premium Fund,
 Inc..........................             --               --                --                 --        6,130,526
                                 -------------    -------------    ----------------    -------------    -------------
  Total assets................     85,480,839       18,960,973         2,190,646          3,643,543        6,130,526
LIABILITIES:                               --               --                --                 --               --
                                 -------------    -------------    ----------------    -------------    -------------
  Net assets..................    $85,480,839      $18,960,973        $2,190,646         $3,643,543       $6,130,526
                                 -------------    -------------    ----------------    -------------    -------------
                                 -------------    -------------    ----------------    -------------    -------------
Net asset distribution by
 category:
  VEL '87 and VEL '91 Series
    variable life policies....    $81,673,560      $18,186,589        $1,826,845         $3,387,481       $5,570,155
  VEL Plus Series variable
    life policies.............      3,807,279          774,384           363,801            256,062          560,371
                                 -------------    -------------    ----------------    -------------    -------------
                                  $85,480,839      $18,960,973        $2,190,646         $3,643,543       $6,130,526
                                 -------------    -------------    ----------------    -------------    -------------
                                 -------------    -------------    ----------------    -------------    -------------
Units outstanding and net
 asset value per unit:
  VEL '87 and VEL '91 Series:
    Units outstanding,
      December 31, 1998.......     11,976,317        6,721,713         1,029,044          2,412,279        3,101,321
    Net asset value per unit,
      December 31, 1998.......    $  6.819589      $  2.705648        $ 1.775284         $ 1.404266       $ 1.796059
  VEL Plus Series:
    Units outstanding,
      December 31, 1998.......        553,930          283,973           203,325            180,920          309,562
    Net asset value per unit,
      December 31, 1998.......    $  6.873211      $  2.726965        $ 1.789261         $ 1.415328       $ 1.810202

   The accompanying notes are an integral part of these financial statements.

                                  VEL ACCOUNT
               STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                                              GROWTH                        INVESTMENT GRADE INCOME
                                               -------------------------------------  -----------------------------------
                                                      YEAR ENDED DECEMBER 31,               YEAR ENDED DECEMBER 31,
                                                  1998         1997         1996         1998        1997         1996
                                               -----------  -----------  -----------  ----------  -----------  ----------
INVESTMENT INCOME (LOSS):
  Dividends..................................  $   567,559  $   683,187  $   786,603  $  557,875  $   592,446  $  634,850
  Mortality and expense risk fees............     (474,845)    (423,602)    (345,030)    (84,687)     (82,739)    (87,871)
                                               -----------  -----------  -----------  ----------  -----------  ----------
    Net investment income (loss).............       92,714      259,585      441,573     473,188      509,707     546,979
                                               -----------  -----------  -----------  ----------  -----------  ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................      542,213    8,215,255    3,716,918          --           --          --
  Net realized gain (loss) from sales of
    investments..............................      926,720      800,189      603,156      58,338       16,779        (181)
                                               -----------  -----------  -----------  ----------  -----------  ----------
  Net realized gain (loss)...................    1,468,933    9,015,444    4,320,074      58,338       16,779        (181)
  Net unrealized gain (loss).................    7,381,427      592,925    1,960,758     107,408      225,179    (291,424)
                                               -----------  -----------  -----------  ----------  -----------  ----------
    Net realized and unrealized gain
      (loss).................................    8,850,360    9,608,369    6,280,832     165,746      241,958    (291,605)
                                               -----------  -----------  -----------  ----------  -----------  ----------

  Net increase (decrease) in net assets from
    operations...............................    8,943,074    9,867,954    6,722,405     638,934      751,665     255,374
                                               -----------  -----------  -----------  ----------  -----------  ----------

POLICY TRANSACTIONS:
  Net premiums...............................    4,147,095    4,632,238    5,044,215   1,014,569    1,285,975   1,542,885
  Terminations...............................   (2,473,432)  (1,791,890)  (1,571,480)   (674,881)    (316,217)   (475,070)
  Insurance and other charges................   (2,385,814)  (2,372,430)  (2,218,963)   (554,423)    (598,463)   (706,041)
  Transfers between sub-accounts (including
    fixed account), net......................   (1,184,061)     (23,635)    (876,237)    243,012   (1,447,854)   (389,620)
  Other transfers from (to) the General
    Account..................................   (1,337,883)  (1,229,320)    (989,994)   (161,645)    (242,295)   (299,119)
  Net increase (decrease) in investment by
    Sponsor..................................           --           --           --          --           --          --
                                               -----------  -----------  -----------  ----------  -----------  ----------
  Net increase (decrease) in net assets from
    policy transactions......................   (3,234,095)    (785,037)    (612,459)   (133,368)  (1,318,854)   (326,965)
                                               -----------  -----------  -----------  ----------  -----------  ----------

  Net increase (decrease) in net assets......    5,708,979    9,082,917    6,109,946     505,566     (567,189)    (71,591)

NET ASSETS:
  Beginning of year..........................   50,649,579   41,566,662   35,456,716   9,269,208    9,836,397   9,907,988
                                               -----------  -----------  -----------  ----------  -----------  ----------
  End of year................................  $56,358,558  $50,649,579  $41,566,662  $9,774,774  $ 9,269,208  $9,836,397
                                               -----------  -----------  -----------  ----------  -----------  ----------
                                               -----------  -----------  -----------  ----------  -----------  ----------

                                                           MONEY MARKET
                                               -------------------------------------

                                                      YEAR ENDED DECEMBER 31,
                                                  1998         1997         1996
                                               -----------  -----------  -----------
INVESTMENT INCOME (LOSS):
  Dividends..................................  $   409,925  $   417,826  $   355,812
  Mortality and expense risk fees............      (67,856)     (69,497)     (61,058)
                                               -----------  -----------  -----------
    Net investment income (loss).............      342,069      348,329      294,754
                                               -----------  -----------  -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................           --           --           --
  Net realized gain (loss) from sales of
    investments..............................           --           --           --
                                               -----------  -----------  -----------
  Net realized gain (loss)...................           --           --           --
  Net unrealized gain (loss).................           --           --           --
                                               -----------  -----------  -----------
    Net realized and unrealized gain
      (loss).................................           --           --           --
                                               -----------  -----------  -----------
  Net increase (decrease) in net assets from
    operations...............................      342,069      348,329      294,754
                                               -----------  -----------  -----------
POLICY TRANSACTIONS:
  Net premiums...............................    2,295,240    3,773,110    3,687,528
  Terminations...............................     (934,244)    (326,856)    (563,991)
  Insurance and other charges................   (1,485,131)  (1,672,886)  (1,808,373)
  Transfers between sub-accounts (including
    fixed account), net......................    1,134,463   (2,372,407)     (84,740)
  Other transfers from (to) the General
    Account..................................      160,429     (111,741)      20,287
  Net increase (decrease) in investment by
    Sponsor..................................           --           --           --
                                               -----------  -----------  -----------
  Net increase (decrease) in net assets from
    policy transactions......................    1,170,757     (710,780)   1,250,711
                                               -----------  -----------  -----------
  Net increase (decrease) in net assets......    1,512,826     (362,451)   1,545,465
NET ASSETS:
  Beginning of year..........................    7,320,438    7,682,889    6,137,424
                                               -----------  -----------  -----------
  End of year................................  $ 8,833,264  $ 7,320,438  $ 7,682,889
                                               -----------  -----------  -----------
                                               -----------  -----------  -----------

   The accompanying notes are an integral part of these financial statements.

                                  VEL ACCOUNT
         STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (CONTINUED)

                                                            EQUITY INDEX                        GOVERNMENT BOND
                                               --------------------------------------  ----------------------------------
                                                      YEAR ENDED DECEMBER 31,               YEAR ENDED DECEMBER 31,
                                                  1998         1997          1996         1998        1997        1996
                                               -----------  -----------  ------------  ----------  ----------  ----------
INVESTMENT INCOME (LOSS):
  Dividends..................................  $   279,855  $   228,820  $    315,571  $  114,701  $  112,464  $  112,649
  Mortality and expense risk fees............     (212,580)    (156,372)     (167,515)    (18,390)    (17,177)    (17,338)
                                               -----------  -----------  ------------  ----------  ----------  ----------
    Net investment income (loss).............       67,275       72,448       148,056      96,311      95,287      95,311
                                               -----------  -----------  ------------  ----------  ----------  ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................      671,263      556,659       204,788          --          --          --
  Net realized gain (loss) from sales of
    investments..............................      928,258    1,026,548     4,187,907       8,827      (6,237)    (10,826)
                                               -----------  -----------  ------------  ----------  ----------  ----------
  Net realized gain (loss)...................    1,599,521    1,583,207     4,392,695       8,827      (6,237)    (10,826)
  Net unrealized gain (loss).................    4,157,317    2,946,018    (1,586,677)     24,441      25,622     (37,905)
                                               -----------  -----------  ------------  ----------  ----------  ----------
    Net realized and unrealized gain
      (loss).................................    5,756,838    4,529,225     2,806,018      33,268      19,385     (48,731)
                                               -----------  -----------  ------------  ----------  ----------  ----------

  Net increase (decrease) in net assets from
    operations...............................    5,824,113    4,601,673     2,954,074     129,579     114,672      46,580
                                               -----------  -----------  ------------  ----------  ----------  ----------

POLICY TRANSACTIONS:
  Net premiums...............................    2,058,578    1,915,757     1,682,234     375,767     682,542     842,750
  Terminations...............................     (861,456)    (505,716)     (413,060)    (84,678)    (79,493)   (101,929)
  Insurance and other charges................     (932,334)    (788,505)     (673,588)   (280,376)   (362,563)   (420,415)
  Transfers between sub-accounts (including
    fixed account), net......................    1,714,844    1,591,851       243,017     316,247    (229,565)   (507,356)
  Other transfers from (to) the General
    Account..................................     (597,313)    (352,185)     (309,053)      7,092     (16,829)    (32,388)
  Net increase (decrease) in investment by
    Sponsor..................................           --           --   (11,394,141)         --          --          --
                                               -----------  -----------  ------------  ----------  ----------  ----------
  Net increase (decrease) in net assets from
    policy transactions......................    1,382,319    1,861,202   (10,864,591)    334,052      (5,908)   (219,338)
                                               -----------  -----------  ------------  ----------  ----------  ----------

  Net increase (decrease) in net assets......    7,206,432    6,462,875    (7,910,517)    463,631     108,764    (172,758)

NET ASSETS:
  Beginning of year..........................   20,572,757   14,109,882    22,020,399   1,992,410   1,883,646   2,056,404
                                               -----------  -----------  ------------  ----------  ----------  ----------
  End of year................................  $27,779,189  $20,572,757  $ 14,109,882  $2,456,041  $1,992,410  $1,883,646
                                               -----------  -----------  ------------  ----------  ----------  ----------
                                               -----------  -----------  ------------  ----------  ----------  ----------

                                                     SELECT AGGRESSIVE GROWTH
                                               -------------------------------------

                                                      YEAR ENDED DECEMBER 31,
                                                  1998         1997         1996
                                               -----------  -----------  -----------
INVESTMENT INCOME (LOSS):
  Dividends..................................  $        --  $        --  $        --
  Mortality and expense risk fees............     (216,937)    (187,689)    (149,550)
                                               -----------  -----------  -----------
    Net investment income (loss).............     (216,937)    (187,689)    (149,550)
                                               -----------  -----------  -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................           --    1,862,473    1,307,228
  Net realized gain (loss) from sales of
    investments..............................      558,112      661,702    1,036,112
                                               -----------  -----------  -----------
  Net realized gain (loss)...................      558,112    2,524,175    2,343,340
  Net unrealized gain (loss).................    2,101,188    1,162,100      385,516
                                               -----------  -----------  -----------
    Net realized and unrealized gain
      (loss).................................    2,659,300    3,686,275    2,728,856
                                               -----------  -----------  -----------
  Net increase (decrease) in net assets from
    operations...............................    2,442,363    3,498,586    2,579,306
                                               -----------  -----------  -----------
POLICY TRANSACTIONS:
  Net premiums...............................    2,607,615    2,824,854    3,003,875
  Terminations...............................     (689,211)    (723,396)    (515,815)
  Insurance and other charges................   (1,074,665)  (1,019,076)    (953,249)
  Transfers between sub-accounts (including
    fixed account), net......................       31,179      949,658      458,917
  Other transfers from (to) the General
    Account..................................     (600,291)    (560,210)    (366,178)
  Net increase (decrease) in investment by
    Sponsor..................................           --           --           --
                                               -----------  -----------  -----------
  Net increase (decrease) in net assets from
    policy transactions......................      274,627    1,471,830    1,627,550
                                               -----------  -----------  -----------
  Net increase (decrease) in net assets......    2,716,990    4,970,416    4,206,856
NET ASSETS:
  Beginning of year..........................   23,558,282   18,587,866   14,381,010
                                               -----------  -----------  -----------
  End of year................................  $26,275,272  $23,558,282  $18,587,866
                                               -----------  -----------  -----------
                                               -----------  -----------  -----------

   The accompanying notes are an integral part of these financial statements.

                                 VEL II ACCOUNT
         STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (CONTINUED)

                                                          SELECT GROWTH                    SELECT GROWTH AND INCOME
                                               ------------------------------------  ------------------------------------
                                                     YEAR ENDED DECEMBER 31,               YEAR ENDED DECEMBER 31,
                                                  1998         1997         1996        1998         1997         1996
                                               -----------  -----------  ----------  -----------  -----------  ----------
INVESTMENT INCOME (LOSS):
  Dividends..................................  $    11,966  $    37,821  $   23,659  $   149,234  $   130,921  $  105,544
  Mortality and expense risk fees............     (135,427)     (96,204)    (63,265)    (107,852)     (90,003)    (66,237)
                                               -----------  -----------  ----------  -----------  -----------  ----------
    Net investment income (loss).............     (123,461)     (58,383)    (39,606)      41,382       40,918      39,307
                                               -----------  -----------  ----------  -----------  -----------  ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................      156,530      677,736   1,131,336       43,671      964,158     607,726
  Net realized gain (loss) from sales of
    investments..............................      761,567      227,315     444,292      258,827      251,158     195,278
                                               -----------  -----------  ----------  -----------  -----------  ----------
  Net realized gain (loss)...................      918,097      905,051   1,575,628      302,498    1,215,316     803,004
  Net unrealized gain (loss).................    3,831,083    2,154,291    (203,667)   1,392,298      660,971     506,567
                                               -----------  -----------  ----------  -----------  -----------  ----------
    Net realized and unrealized gain
      (loss).................................    4,749,180    3,059,342   1,371,961    1,694,796    1,876,287   1,309,571
                                               -----------  -----------  ----------  -----------  -----------  ----------

  Net increase (decrease) in net assets from
    operations...............................    4,625,719    3,000,959   1,332,355    1,736,178    1,917,205   1,348,878
                                               -----------  -----------  ----------  -----------  -----------  ----------

POLICY TRANSACTIONS:
  Net premiums...............................    1,467,578    1,393,879   1,147,398    1,040,338    1,121,777   1,132,705
  Terminations...............................     (630,548)    (295,316)   (206,706)    (385,194)    (367,783)   (149,501)
  Insurance and other charges................     (682,754)    (547,579)   (433,757)    (550,617)    (533,886)   (466,572)
  Transfers between sub-accounts (including
    fixed account), net......................      588,417    1,941,512     190,880      461,016      942,381     228,622
  Other transfers from (to) the General
    Account..................................     (310,985)    (408,088)   (204,886)    (296,635)    (335,044)   (163,900)
  Net increase (decrease) in investment by
    Sponsor..................................           --           --          --           --           --          --
                                               -----------  -----------  ----------  -----------  -----------  ----------
  Net increase (decrease) in net assets from
    policy transactions......................      431,708    2,084,408     492,929      268,908      827,445     581,354
                                               -----------  -----------  ----------  -----------  -----------  ----------

  Net increase (decrease) in net assets......    5,057,427    5,085,367   1,825,284    2,005,086    2,744,650   1,930,232

NET ASSETS:
  Beginning of year..........................   13,132,732    8,047,365   6,222,081   11,166,631    8,421,981   6,491,749
                                               -----------  -----------  ----------  -----------  -----------  ----------
  End of year................................  $18,190,159  $13,132,732  $8,047,365  $13,171,717  $11,166,631  $8,421,981
                                               -----------  -----------  ----------  -----------  -----------  ----------
                                               -----------  -----------  ----------  -----------  -----------  ----------

                                                    SELECT VALUE OPPORTUNITY*
                                               -----------------------------------

                                                     YEAR ENDED DECEMBER 31,
                                                  1998         1997        1996
                                               -----------  ----------  ----------
INVESTMENT INCOME (LOSS):
  Dividends..................................  $    88,394  $   50,552  $   37,163
  Mortality and expense risk fees............      (86,622)    (64,824)    (39,343)
                                               -----------  ----------  ----------
    Net investment income (loss).............        1,772     (14,272)     (2,180)
                                               -----------  ----------  ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................       35,407   1,219,528     235,932
  Net realized gain (loss) from sales of
    investments..............................      177,640     414,908     216,241
                                               -----------  ----------  ----------
  Net realized gain (loss)...................      213,047   1,634,436     452,173
  Net unrealized gain (loss).................      154,495     (31,480)    612,764
                                               -----------  ----------  ----------
    Net realized and unrealized gain
      (loss).................................      367,542   1,602,956   1,064,937
                                               -----------  ----------  ----------
  Net increase (decrease) in net assets from
    operations...............................      369,314   1,588,684   1,062,757
                                               -----------  ----------  ----------
POLICY TRANSACTIONS:
  Net premiums...............................    1,008,376     987,196     738,397
  Terminations...............................     (367,166)   (170,070)   (141,088)
  Insurance and other charges................     (368,767)   (311,192)   (217,947)
  Transfers between sub-accounts (including
    fixed account), net......................      892,181   1,882,742     285,757
  Other transfers from (to) the General
    Account..................................     (243,673)   (128,761)    (69,810)
  Net increase (decrease) in investment by
    Sponsor..................................           --          --          --
                                               -----------  ----------  ----------
  Net increase (decrease) in net assets from
    policy transactions......................      920,951   2,259,915     595,309
                                               -----------  ----------  ----------
  Net increase (decrease) in net assets......    1,290,265   3,848,599   1,658,066
NET ASSETS:
  Beginning of year..........................    9,218,742   5,370,143   3,712,077
                                               -----------  ----------  ----------
  End of year................................  $10,509,007  $9,218,742  $5,370,143
                                               -----------  ----------  ----------
                                               -----------  ----------  ----------

* Name changed. See Note 1.

   The accompanying notes are an integral part of these financial statements.

                                 VEL II ACCOUNT
         STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (CONTINUED)

                                                   SELECT INTERNATIONAL EQUITY         SELECT CAPITAL APPRECIATION
                                               -----------------------------------  ----------------------------------
                                                     YEAR ENDED DECEMBER 31,             YEAR ENDED DECEMBER 31,
                                                  1998         1997        1996        1998        1997        1996
                                               -----------  ----------  ----------  ----------  ----------  ----------
INVESTMENT INCOME (LOSS):
  Dividends..................................  $   136,845  $  211,007  $  111,801  $       --  $       --  $       --
  Mortality and expense risk fees............      (87,240)    (71,279)    (34,090)    (43,664)    (38,200)    (24,307)
                                               -----------  ----------  ----------  ----------  ----------  ----------
    Net investment income (loss).............       49,605     139,728      77,711     (43,664)    (38,200)    (24,307)
                                               -----------  ----------  ----------  ----------  ----------  ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................           --     292,738      13,112     841,830          --       9,311
  Net realized gain (loss) from sales of
    investments..............................      874,923     163,180      99,532     133,074      60,995      29,698
                                               -----------  ----------  ----------  ----------  ----------  ----------
  Net realized gain (loss)...................      874,923     455,918     112,644     974,904      60,995      39,009
  Net unrealized gain (loss).................      529,575    (332,962)    624,842    (290,988)    560,718      42,479
                                               -----------  ----------  ----------  ----------  ----------  ----------
    Net realized and unrealized gain
      (loss).................................    1,404,498     122,956     737,486     683,916     621,713      81,488
                                               -----------  ----------  ----------  ----------  ----------  ----------

  Net increase (decrease) in net assets from
    operations...............................    1,454,103     262,684     815,197     640,252     583,513      57,181
                                               -----------  ----------  ----------  ----------  ----------  ----------

POLICY TRANSACTIONS:
  Net premiums...............................    1,037,331   1,200,360     827,029     635,828     778,775     721,364
  Terminations...............................     (288,800)   (265,082)    (75,751)   (188,223)   (428,702)    (55,631)
  Insurance and other charges................     (372,166)   (327,495)   (195,077)   (231,521)   (214,729)   (142,168)
  Transfers between sub-accounts (including
    fixed account), net......................     (450,756)  2,615,190   2,490,390     (72,244)    318,469   2,115,663
  Other transfers from (to) the General
    Account..................................     (189,971)   (185,377)     (6,671)   (138,648)    (82,687)    (20,284)
  Net increase (decrease) in investment by
    Sponsor..................................           --          --        (133)         --          --        (295)
                                               -----------  ----------  ----------  ----------  ----------  ----------
  Net increase (decrease) in net assets from
    policy transactions......................     (264,362)  3,037,596   3,039,787       5,192     371,126   2,618,649
                                               -----------  ----------  ----------  ----------  ----------  ----------

  Net increase (decrease) in net assets......    1,189,741   3,300,280   3,854,984     645,444     954,639   2,675,830

NET ASSETS:
  Beginning of year..........................    9,303,861   6,003,581   2,148,597   4,917,638   3,962,999   1,287,169
                                               -----------  ----------  ----------  ----------  ----------  ----------
  End of year................................  $10,493,602  $9,303,861  $6,003,581  $5,563,082  $4,917,638  $3,962,999
                                               -----------  ----------  ----------  ----------  ----------  ----------
                                               -----------  ----------  ----------  ----------  ----------  ----------

                                                      SELECT                  SELECT
                                                 EMERGING MARKETS        STRATEGIC GROWTH
                                               ---------------------   ---------------------

                                                    PERIOD FROM             PERIOD FROM
                                               5/27/98** TO 12/31/98   5/27/98** TO 12/31/98
                                               ---------------------   ---------------------
INVESTMENT INCOME (LOSS):
  Dividends..................................        $    285                $    299
  Mortality and expense risk fees............            (312)                   (190)
                                                     --------                --------
    Net investment income (loss).............             (27)                    109
                                                     --------                --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................              --                      --
  Net realized gain (loss) from sales of
    investments..............................          (1,796)                   (336)
                                                     --------                --------
  Net realized gain (loss)...................          (1,796)                   (336)
  Net unrealized gain (loss).................          (2,187)                  2,726
                                                     --------                --------
    Net realized and unrealized gain
      (loss).................................          (3,983)                  2,390
                                                     --------                --------
  Net increase (decrease) in net assets from
    operations...............................          (4,010)                  2,499
                                                     --------                --------
POLICY TRANSACTIONS:
  Net premiums...............................          23,805                  19,993
  Terminations...............................            (694)                     --
  Insurance and other charges................          (1,168)                 (1,019)
  Transfers between sub-accounts (including
    fixed account), net......................         141,521                 105,849
  Other transfers from (to) the General
    Account..................................             595                    (529)
  Net increase (decrease) in investment by
    Sponsor..................................              --                      --
                                                     --------                --------
  Net increase (decrease) in net assets from
    policy transactions......................         164,059                 124,294
                                                     --------                --------
  Net increase (decrease) in net assets......         160,049                 126,793
NET ASSETS:
  Beginning of year..........................              --                      --
                                                     --------                --------
  End of year................................        $160,049                $126,793
                                                     --------                --------
                                                     --------                --------

** Date of intital investment.

   The accompanying notes are an integral part of these financial statements.

                                  VEL ACCOUNT
         STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (CONTINUED)

                                                   FIDELITY VIP MONEY MARKET             FIDELITY VIP HIGH INCOME
                                               ----------------------------------  -------------------------------------
                                                    YEAR ENDED DECEMBER 31,               YEAR ENDED DECEMBER 31,
                                                  1998        1997        1996        1998         1997         1996
                                               ----------  ----------  ----------  -----------  -----------  -----------
INVESTMENT INCOME (LOSS):
  Dividends..................................  $  111,669  $  134,142  $  120,292  $   877,703  $   767,218  $   730,331
  Mortality and expense risk fees............     (18,853)    (22,756)    (20,908)    (110,615)    (101,942)     (90,412)
                                               ----------  ----------  ----------  -----------  -----------  -----------
    Net investment income (loss).............      92,816     111,386      99,384      767,088      665,276      639,919
                                               ----------  ----------  ----------  -----------  -----------  -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................          --          --          --      557,707       94,825      142,891
  Net realized gain (loss) from sales of
    investments..............................          --          --          --       43,329      507,660      403,489
                                               ----------  ----------  ----------  -----------  -----------  -----------
  Net realized gain (loss)...................          --          --          --      601,036      602,485      546,380
  Net unrealized gain (loss).................          --          --          --   (2,008,208)     492,547       49,497
                                               ----------  ----------  ----------  -----------  -----------  -----------
    Net realized and unrealized gain
      (loss).................................          --          --          --   (1,407,172)   1,095,032      595,877
                                               ----------  ----------  ----------  -----------  -----------  -----------

  Net increase (decrease) in net assets from
    operations...............................      92,816     111,386      99,384     (640,084)   1,760,308    1,235,796
                                               ----------  ----------  ----------  -----------  -----------  -----------

POLICY TRANSACTIONS:
  Net premiums...............................     394,323     557,101     549,667    1,182,612    1,284,342    1,503,725
  Terminations...............................    (145,072)   (108,207)    (95,420)    (577,032)    (500,117)    (444,581)
  Insurance and other charges................    (384,110)   (405,493)   (455,285)    (635,010)    (632,676)    (619,226)
  Transfers between sub-accounts (including
    fixed account), net......................     (39,241)     33,400    (368,420)     411,921     (165,108)      84,725
  Other transfers from (to) the General
    Account..................................     (23,970)   (537,869)     23,987     (282,159)    (235,669)    (216,722)
  Net increase (decrease) in investment by
    Sponsor..................................          --          --          --           --           --           --
                                               ----------  ----------  ----------  -----------  -----------  -----------
  Net increase (decrease) in net assets from
    policy transactions......................    (198,070)   (461,068)   (345,471)     100,332     (249,228)     307,921
                                               ----------  ----------  ----------  -----------  -----------  -----------

  Net increase (decrease) in net assets......    (105,254)   (349,682)   (246,087)    (539,752)   1,511,080    1,543,717

NET ASSETS:
  Beginning of year..........................   2,119,922   2,469,604   2,715,691   12,322,252   10,811,172    9,267,455
                                               ----------  ----------  ----------  -----------  -----------  -----------
  End of year................................  $2,014,668  $2,119,922  $2,469,604  $11,782,500  $12,322,252  $10,811,172
                                               ----------  ----------  ----------  -----------  -----------  -----------
                                               ----------  ----------  ----------  -----------  -----------  -----------

                                                    FIDELITY VIP EQUITY-INCOME
                                               -------------------------------------

                                                      YEAR ENDED DECEMBER 31,
                                                  1998         1997         1996
                                               -----------  -----------  -----------
INVESTMENT INCOME (LOSS):
  Dividends..................................  $   969,313  $   981,785  $    80,368
  Mortality and expense risk fees............     (634,422)    (566,813)    (486,502)
                                               -----------  -----------  -----------
    Net investment income (loss).............      334,891      414,972     (406,134)
                                               -----------  -----------  -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................    3,449,614    4,936,197    2,303,888
  Net realized gain (loss) from sales of
    investments..............................    2,222,211    2,055,889    1,285,708
                                               -----------  -----------  -----------
  Net realized gain (loss)...................    5,671,825    6,992,086    3,589,596
  Net unrealized gain (loss).................    1,147,695    7,687,046    3,673,472
                                               -----------  -----------  -----------
    Net realized and unrealized gain
      (loss).................................    6,819,520   14,679,132    7,263,068
                                               -----------  -----------  -----------
  Net increase (decrease) in net assets from
    operations...............................    7,154,411   15,094,104    6,856,934
                                               -----------  -----------  -----------
POLICY TRANSACTIONS:
  Net premiums...............................    5,293,196    5,586,301    6,476,408
  Terminations...............................   (3,233,988)  (2,575,123)  (1,997,718)
  Insurance and other charges................   (3,011,969)  (2,989,132)  (2,976,059)
  Transfers between sub-accounts (including
    fixed account), net......................     (700,825)  (1,774,181)  (1,121,278)
  Other transfers from (to) the General
    Account..................................   (1,302,733)  (1,791,193)  (1,329,474)
  Net increase (decrease) in investment by
    Sponsor..................................           --           --           --
                                               -----------  -----------  -----------
  Net increase (decrease) in net assets from
    policy transactions......................   (2,956,319)  (3,543,328)    (948,121)
                                               -----------  -----------  -----------
  Net increase (decrease) in net assets......    4,198,092   11,550,776    5,908,813
NET ASSETS:
  Beginning of year..........................   69,120,551   57,569,775   51,660,962
                                               -----------  -----------  -----------
  End of year................................  $73,318,643  $69,120,551  $57,569,775
                                               -----------  -----------  -----------
                                               -----------  -----------  -----------

   The accompanying notes are an integral part of these financial statements.

                                  VEL ACCOUNT
         STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (CONTINUED)

                                                        FIDELITY VIP GROWTH                   FIDELITY VIP OVERSEAS
                                               -------------------------------------  -------------------------------------
                                                      YEAR ENDED DECEMBER 31,                YEAR ENDED DECEMBER 31,
                                                  1998         1997         1996         1998         1997         1996
                                               -----------  -----------  -----------  -----------  -----------  -----------
INVESTMENT INCOME (LOSS):
  Dividends..................................  $   339,647  $   396,280  $   132,932  $   353,234  $   314,599  $   212,526
  Mortality and expense risk fees............     (657,366)    (565,772)    (509,772)    (168,825)    (164,466)    (167,042)
                                               -----------  -----------  -----------  -----------  -----------  -----------
    Net investment income (loss).............     (317,719)    (169,492)    (376,840)     184,409      150,133       45,484
                                               -----------  -----------  -----------  -----------  -----------  -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................    8,884,448    1,773,823    3,641,885    1,041,112    1,248,863      233,778
  Net realized gain (loss) from sales of
    investments..............................    3,173,606    2,849,100    1,452,352      514,428      963,884      749,908
                                               -----------  -----------  -----------  -----------  -----------  -----------
  Net realized gain (loss)...................   12,058,054    4,622,923    5,094,237    1,555,540    2,212,747      983,686
  Net unrealized gain (loss).................   12,643,345    8,211,480    2,500,114      347,082     (508,913)   1,102,752
                                               -----------  -----------  -----------  -----------  -----------  -----------
    Net realized and unrealized gain
      (loss).................................   24,701,399   12,834,403    7,594,351    1,902,622    1,703,834    2,086,438
                                               -----------  -----------  -----------  -----------  -----------  -----------

  Net increase (decrease) in net assets from
    operations...............................   24,383,680   12,664,911    7,217,511    2,087,031    1,853,967    2,131,922
                                               -----------  -----------  -----------  -----------  -----------  -----------

POLICY TRANSACTIONS:
  Net premiums...............................    5,413,891    6,162,215    7,257,203    1,696,787    1,968,560    2,712,879
  Terminations...............................   (3,106,874)  (2,882,175)  (2,245,667)    (755,513)    (739,857)    (723,134)
  Insurance and other charges................   (3,165,773)  (3,039,823)  (3,133,722)    (853,111)    (925,180)  (1,037,271)
  Transfers between sub-accounts (including
    fixed account), net......................   (2,809,723)  (3,702,800)    (830,760)    (709,531)  (2,172,320)  (2,578,034)
  Other transfers from (to) the General
    Account..................................   (1,974,673)  (1,803,002)  (1,332,914)    (472,305)    (426,928)    (369,452)
  Net increase (decrease) in investment by
    Sponsor..................................           --           --           --           --           --           --
                                               -----------  -----------  -----------  -----------  -----------  -----------
  Net increase (decrease) in net assets from
    policy transactions......................   (5,643,152)  (5,265,585)    (285,860)  (1,093,673)  (2,295,725)  (1,995,012)
                                               -----------  -----------  -----------  -----------  -----------  -----------
  Net increase (decrease) in net assets......   18,740,528    7,399,326    6,931,651      993,358     (441,758)     136,910

NET ASSETS:
  Beginning of year..........................   66,740,311   59,340,985   52,409,334   17,967,615   18,409,373   18,272,463
                                               -----------  -----------  -----------  -----------  -----------  -----------
  End of year................................  $85,480,839  $66,740,311  $59,340,985  $18,960,973  $17,967,615  $18,409,373
                                               -----------  -----------  -----------  -----------  -----------  -----------
                                               -----------  -----------  -----------  -----------  -----------  -----------

                                                 FIDELITY VIP II ASSET MANAGER
                                               ----------------------------------

                                                    YEAR ENDED DECEMBER 31,
                                                  1998        1997        1996
                                               ----------  ----------  ----------
INVESTMENT INCOME (LOSS):
  Dividends..................................  $   57,697  $   44,294  $   44,029
  Mortality and expense risk fees............     (16,696)    (13,409)    (11,226)
                                               ----------  ----------  ----------
    Net investment income (loss).............      41,001      30,885      32,803
                                               ----------  ----------  ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................     173,091     111,110      36,304
  Net realized gain (loss) from sales of
    investments..............................      29,441      24,571      48,794
                                               ----------  ----------  ----------
  Net realized gain (loss)...................     202,532     135,681      85,098
  Net unrealized gain (loss).................      19,552     110,859      41,554
                                               ----------  ----------  ----------
    Net realized and unrealized gain
      (loss).................................     222,084     246,540     126,652
                                               ----------  ----------  ----------
  Net increase (decrease) in net assets from
    operations...............................     263,085     277,425     159,455
                                               ----------  ----------  ----------
POLICY TRANSACTIONS:
  Net premiums...............................     193,174     155,375     192,790
  Terminations...............................     (81,610)    (34,787)    (42,364)
  Insurance and other charges................     (79,580)    (70,273)    (61,894)
  Transfers between sub-accounts (including
    fixed account), net......................     177,963     154,902    (193,607)
  Other transfers from (to) the General
    Account..................................     (18,995)    (31,718)    (21,809)
  Net increase (decrease) in investment by
    Sponsor..................................          --          --        (130)
                                               ----------  ----------  ----------
  Net increase (decrease) in net assets from
    policy transactions......................     190,952     173,499    (127,014)
                                               ----------  ----------  ----------
  Net increase (decrease) in net assets......     454,037     450,924      32,441
NET ASSETS:
  Beginning of year..........................   1,736,609   1,285,685   1,253,244
                                               ----------  ----------  ----------
  End of year................................  $2,190,646  $1,736,609  $1,285,685
                                               ----------  ----------  ----------
                                               ----------  ----------  ----------

   The accompanying notes are an integral part of these financial statements.

                                  VEL ACCOUNT
         STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (CONTINUED)

                                               T. ROWE PRICE INTERNATIONAL STOCK       DGPF INTERNATIONAL EQUITY
                                               ----------------------------------  ----------------------------------
                                                    YEAR ENDED DECEMBER 31,             YEAR ENDED DECEMBER 31,
                                                  1998        1997        1996        1998        1997        1996
                                               ----------  ----------  ----------  ----------  ----------  ----------
INVESTMENT INCOME (LOSS):
  Dividends..................................  $   41,865  $   30,749  $   20,250  $  224,118  $  175,825  $  119,918
  Mortality and expense risk fees............     (31,640)    (26,527)    (11,039)    (53,965)    (49,946)    (36,315)
                                               ----------  ----------  ----------  ----------  ----------  ----------
    Net investment income (loss).............      10,225       4,222       9,211     170,153     125,879      83,603
                                               ----------  ----------  ----------  ----------  ----------  ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................      14,776      43,561      11,344          --          --      32,264
  Net realized gain (loss) from sales of
    investments..............................      65,296     164,337      34,883     182,396     276,622     113,363
                                               ----------  ----------  ----------  ----------  ----------  ----------
  Net realized gain (loss)...................      80,072     207,898      46,227     182,396     276,622     145,627
  Net unrealized gain (loss).................     395,039    (172,676)    103,877     196,193    (127,979)    490,548
                                               ----------  ----------  ----------  ----------  ----------  ----------
    Net realized and unrealized gain
     (loss)..................................     475,111      35,222     150,104     378,589     148,643     636,175
                                               ----------  ----------  ----------  ----------  ----------  ----------

  Net increase (decrease) in net assets from
    operations...............................     485,336      39,444     159,315     548,742     274,522     719,778
                                               ----------  ----------  ----------  ----------  ----------  ----------

POLICY TRANSACTIONS:
  Net premiums...............................     315,417     393,703     262,590     606,163     777,360     717,027
  Terminations...............................    (111,303)   (121,194)    (39,469)   (169,917)   (257,744)   (164,140)
  Insurance and other charges................    (130,417)   (127,737)    (60,482)   (269,251)   (283,121)   (238,054)
  Transfers between sub-accounts (including
    fixed account), net......................    (166,098)  1,108,521   1,290,855    (371,589)    659,562     208,043
  Other transfers from (to) the General
    Account..................................     (95,539)    (23,046)    (65,912)    (83,301)    (70,903)    (27,684)
  Net increase (decrease) in investment by
    Sponsor..................................          --          --          --          --          --          --
                                               ----------  ----------  ----------  ----------  ----------  ----------
  Net increase (decrease) in net assets from
    policy transactions......................    (187,940)  1,230,247   1,387,582    (287,895)    825,154     495,192
                                               ----------  ----------  ----------  ----------  ----------  ----------

  Net increase (decrease) in net assets......     297,396   1,269,691   1,546,897     260,847   1,099,676   1,214,970

NET ASSETS:
  Beginning of year..........................   3,346,147   2,076,456     529,559   5,869,679   4,770,003   3,555,033
                                               ----------  ----------  ----------  ----------  ----------  ----------
  End of year................................  $3,643,543  $3,346,147  $2,076,456  $6,130,526  $5,869,679  $4,770,003
                                               ----------  ----------  ----------  ----------  ----------  ----------
                                               ----------  ----------  ----------  ----------  ----------  ----------

   The accompanying notes are an integral part of these financial statements.

                                  VEL ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION

    The VEL Account (VEL) is a separate investment account of Allmerica Financial Life Insurance and Annuity Company (the Company), established on April 2, 1987 for the purpose of separating from the general assets of the Company, those assets used to fund the variable portion of certain flexible premium variable life policies issued by the Company. The Company is a wholly-owned subsidiary of First Allmerica Financial Life Insurance Company (First Allmerica). First Allmerica is a wholly-owned subsidiary of Allmerica Financial Corporation (AFC). Under applicable insurance law, the assets and liabilities of VEL are clearly identified and distinguished from the other assets and liabilities of the Company. VEL cannot be charged with liabilities arising out of any other business of the Company.

    VEL is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act). VEL currently offers twenty-one Sub-Accounts. Each Sub-Account invests exclusively in a corresponding investment portfolio of the Allmerica Investment Trust (the Trust) managed by Allmerica Financial Investment Management Services, Inc. (AFIMS)(successor to Allmerica Investment Management Company, Inc.), a wholly-owned subsidiary of First Allmerica; or of the Variable Insurance Products Fund (Fidelity VIP) or the Variable Insurance Products Fund II (Fidelity VIP II) managed by Fidelity Management & Research Company (FMR); or of the T. Rowe Price International Series, Inc. (T. Rowe Price) managed by Rowe Price-Fleming International, Inc.; or of the Delaware Group Premium Fund, Inc. (DGPF) managed by Delaware International Advisers, Ltd. The Trust, Fidelity VIP, Fidelity VIP II, T. Rowe Price and DGPF (the Funds) are open-end, diversified management investment companies registered under the 1940 Act.

    Effective January 9, 1998, Small-Mid Cap Value Fund was renamed Select Value Opportunity Fund.

    Certain prior year balances have been reclassified to conform with current year presentation.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    INVESTMENTS -- Security transactions are recorded on the trade date. Investments held by the Sub-Accounts are stated at the net asset value per share of the respective investment portfolio of the Funds. Net realized gains and losses on securities sold are determined using the average cost method. Dividends and capital gain distributions are recorded on the ex-dividend date and are reinvested in additional shares of the respective investment portfolio of the Funds at net asset value.

    FEDERAL INCOME TAXES -- The Company is taxed as a "life insurance company" under Subchapter L of the Internal Revenue Code (the Code) and files a consolidated federal income tax return with First Allmerica. The Company anticipates no tax liability resulting from the operations of VEL. Therefore, no provision for income taxes has been charged against VEL.

                                  VEL ACCOUNT

NOTE 3 -- INVESTMENTS

    The number of shares owned, aggregate cost, and net asset value per share of each Sub-Account's investment in the Funds at December 31, 1998 were as follows:

                                                 PORTFOLIO INFORMATION
                                          -----------------------------------
                                                                    NET ASSET
                                           NUMBER OF    AGGREGATE     VALUE
INVESTMENT PORTFOLIO                        SHARES        COST      PER SHARE
----------------------------------------  -----------  -----------  ---------
Growth..................................  19,949,932   $42,093,010    $2.825
Investment Grade Income.................   8,634,959     9,457,978     1.132
Money Market............................   8,833,264     8,833,264     1.000
Equity Index............................   8,151,170    15,730,219     3.408
Government Bond.........................   2,299,664     2,436,190     1.068
Select Aggressive Growth................  10,681,005    19,070,541     2.460
Select Growth...........................   7,491,828    11,247,160     2.428
Select Growth and Income................   7,404,001     9,640,803     1.779
Select Value Opportunity*...............   6,236,800     9,485,118     1.685
Select International Equity.............   6,805,190     9,504,817     1.542
Select Capital Appreciation.............   3,392,123     5,144,819     1.640
Select Emerging Markets.................     204,145       162,236     0.784
Select Strategic Growth.................     130,311       124,067     0.973
Fidelity VIP Money Market...............   2,014,668     2,014,668     1.000
Fidelity VIP High Income................   1,021,900    12,013,633    11.530
Fidelity VIP Equity-Income..............   2,884,290    45,215,772    25.420
Fidelity VIP Growth.....................   1,905,077    42,961,870    44.870
Fidelity VIP Overseas...................     945,685    14,886,344    20.050
Fidelity VIP II Asset Manager...........     120,630     1,886,013    18.160
T. Rowe Price International Stock.......     250,933     3,301,394    14.520
DGPF International Equity...............     371,998     5,199,671    16.480

* Name changed. See Note 1.

NOTE 4 -- RELATED PARTY TRANSACTIONS

    On the date of issue and each monthly payment date thereafter, a monthly charge is deducted from the policy value to compensate the Company for the cost of insurance, which varies by policy, the cost of any additional benefits provided by rider, and a monthly administrative charge. The policyowner may instruct the Company to deduct this monthly charge from a specific Sub-Account, but if not so specified, it will be deducted on a pro-rata basis of allocation which is the same proportion that the policy value in the General Account of the Company and in each Sub-Account bear to the total policy value.

    The Company makes a charge on the VEL '87 and VEL '91 series of policies of 0.90% per annum based on the average daily net assets of each Sub-Account at each valuation date for mortality and expense risks; on the VEL Plus series of policies funded by the VEL Account, the charge is 0.65% per annum. This charge may be increased or decreased by the Board of Directors of the Company once each year, subject to compliance with applicable state and federal requirements, but the total charge may not exceed 0.90% per annum. This charge is deducted in the daily computation of unit values and is paid to the Company on a daily basis.

                                  VEL ACCOUNT

NOTE 4 -- RELATED PARTY TRANSACTIONS (CONTINUED)

    Allmerica Investments, Inc., (Allmerica Investments), a wholly-owned subsidiary of First Allmerica, is principal underwriter and general distributor of VEL, and does not receive any compensation for sales of VEL policies. Commissions are paid to registered representatives of Allmerica Investments and certain registered broker-dealers by the Company. The current series of policies have a surrender charge and no deduction is made for sales charges at the time of the sale. For the years ended December 31, 1998, 1997, and 1996, the Company received $1,218,311, $892,028, and $1,397,146, respectively, for surrender charges applicable to VEL.

NOTE 5 -- DIVERSIFICATION REQUIREMENTS

    Under the provisions of Section 817(h) of the Code, a variable life insurance policy, other than a policy issued in connection with certain types of employee benefit plans, will not be treated as a variable life insurance policy for federal income tax purposes for any period for which the investments of the segregated asset account on which the policy is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of The Treasury.

    The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that VEL satisfies the current requirements of the regulations, and it intends that VEL will continue to meet such requirements.

                                  VEL ACCOUNT

NOTE 6 -- PURCHASES AND SALES OF SECURITIES

    Cost of purchases and proceeds from sales of shares of the Funds by VEL during the year ended December 31, 1998 were as follows:

INVESTMENT PORTFOLIO                                      PURCHASES      SALES
-------------------------------------------------------  -----------  -----------
Growth.................................................  $ 2,274,688  $ 4,873,855
Investment Grade Income................................    1,913,946    1,574,126
Money Market...........................................   14,676,436   13,163,610
Equity Index...........................................    4,412,976    2,292,119
Government Bond........................................    1,118,310      687,947
Select Aggressive Growth...............................    2,238,741    2,181,051
Select Growth..........................................    2,860,899    2,396,122
Select Growth and Income...............................    1,468,864    1,114,903
Select Value Opportunity*..............................    2,704,963    1,746,833
Select International Equity............................   10,261,259   10,476,016
Select Capital Appreciation............................    1,680,690      877,332
Select Emerging Markets................................      176,884       12,852
Select Strategic Growth................................      129,804        5,401
Fidelity VIP Money Market..............................    2,932,261    3,037,515
Fidelity VIP High Income...............................    3,899,882    2,474,755
Fidelity VIP Equity-Income.............................    7,055,908    6,227,722
Fidelity VIP Growth....................................   10,711,790    7,788,213
Fidelity VIP Overseas..................................    2,568,401    2,436,553
Fidelity VIP II Asset Manager..........................      719,365      314,321
T. Rowe Price International Stock......................      868,975    1,031,914
DGPF International Equity..............................    1,474,413    1,592,155
                                                         -----------  -----------
  Totals...............................................  $76,149,455  $66,305,315
                                                         -----------  -----------
                                                         -----------  -----------

* Name changed. See Note 1.

PART II

UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission ("SEC") such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the SEC heretofore or hereafter duly adopted pursuant to authority conferred in that section.

RULE 484 UNDERTAKING

Article VIII of Registrant's Bylaws provides: Each Director and each Officer of the Corporation, whether or not in office, (and his executors or administrators), shall be indemnified or reimbursed by the Corporation against all expenses actually and necessarily incurred by him in the defense or reasonable settlement of any action, suit, or proceeding in which he is made a party by reason of his being or having been a Director or Officer of the Corporation, including any sums paid in settlement or to discharge judgment, except in relation to matters as to which he shall be finally adjudged in such action, suit, or proceeding to be liable for negligence or misconduct in the performance of his duties as such Director or Officer; and the foregoing right of indemnification or reimbursement shall not affect any other rights to which he may be entitled under the Articles of Incorporation, any statute, bylaw, agreement, vote of stockholders, or otherwise.

Insofar as indemnification for liability arising under the 1933 Act may be permitted to Directors, Officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, Officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, Officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

REPRESENTATIONS PURSUANT TO SECTION 26(E) OF THE INVESTMENT COMPANY ACT OF 1940

The Company hereby represents that the aggregate fees and charges under the Policies are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                       CONTENTS OF THE REGISTRATION STATEMENT


This registration statement amendment comprises the following papers and documents:

The facing sheet.
Cross-reference to items required by Form N-8B-2.
The prospectus consisting of ____ pages.
The undertaking to file reports.
The undertaking pursuant to Rule 484 under the 1933 Act.
Representations pursuant to Section 26(e) of the 1940 Act.
The signatures.

Written consents of the following persons:

     1.  Actuarial Consent
     2.  Opinion Counsel
     3.  Consent of Independent Accountants

The following exhibits:

     Exhibit 1 (Exhibits required by paragraph A of the instructions to Form N-8B-2)

          (1) Certified copy of Resolutions of the Board of Directors of the Company of April 2, 1987 establishing the VEL Account was previously filed in Post-Effective Amendment No. 20 on April 16, 1998, and is incorporated by reference herein.


          (2)  Not Applicable

          (3) (a) Underwriting and Administrative Services Agreement between the Company and Allmerica Investments, Inc. was previously filed in Post-Effective Amendment No. 20 on April 16, 1998, and is incorporated by reference herein.

               (b)  Not Applicable.

               (C)  Not Applicable.

               (d) General Agents Agreement was previously filed in Post-Effective Amendment No. 20 on April 16, 1998, and is incorporated by reference herein.
               (e) Career Agent Agreement was previously filed in Post-Effective Amendment No. 20 on April 16, 1998, and is incorporated by reference herein.

          (4)  Not Applicable.

          (5) The Policy and initial Policy endorsements were previously filed in Post-Effective Amendment No. 20 on April 16, 1998, and are incorporated by reference herein. The following endorsements were previously filed in Post-Effective Amendment No. 19 on April 2, 1997, and are incorporated by reference herein:

               X    Paid up Life Insurance Option Endorsement
               X    Preferred Loan Endorsement

          (6) Amended Articles of Incorporation and Bylaws of the Company were previously filed on September 29, 1995 in Post-Effective Amendment No. 17, and are incorporated by reference herein.

          (7)  Not Applicable.

          (8) (a) Participation Agreement with Allmerica Investment Trust was previously filed in Post-Effective Amendment No. 20 on April 16, 1998, and is incorporated by reference herein.

               (b) Participation Agreement, as amended, with Variable Insurance Products Fund was previously filed in Post-Effective Amendment No. 20 on April 16, 1998, and is incorporated by reference herein.

               (C) Participation Agreement, as amended, with Variable Insurance Products Fund II was previously filed in Post-Effective Amendment No. 20 on April 16, 1998, and is incorporated by reference herein.

               (d) Participation Agreement with Delaware Group Premium Fund, Inc. was previously filed in Post-Effective Amendment No. 20 on April 16, 1998, and is incorporated by reference herein.

               (e) Participation Agreement with T. Rowe Price International Series, Inc. was previously filed in Post-Effective Amendment No. 20 on April 16, 1998, and is incorporated by reference herein.

               (f) Fidelity Service Agreement, effective as of November 1, 1995, was previously filed on April 30, 1996 in Post-Effective Amendment No. 18, and is incorporated by reference herein.

               (g) An Amendment to the Fidelity Service Agreement, effective as of January 1, 1997, was previously filed on April 30, 1997 in Post-Effective Amendment No. 19, and is incorporated by reference herein.

               (h) Fidelity Service Contract, effective as of January 1, 1997, was previously filed on April 30, 1997 in Post-Effective Amendment No. 19, and is incorporated by reference herein.

               (i) Service Agreement with Rowe Price-Fleming International, Inc. was previously filed in Post-Effective Amendment No. 20 on April 16, 1998, and is incorporated by reference herein.

          (9) (a) BFDS Agreements for lockbox and mailroom services were previously filed in Post-Effective Amendment No. 20 on April 16, 1998, and are incorporated by reference herein.

               (b)  Directors' Power of Attorney is filed herewith.

          (10) Application was previously filed in Post-Effective Amendment No. 20 on April 16, and is incorporated by reference herein.

     2.   The Policy and Policy riders are included in Exhibit 1(5) above.

     3.   Opinion of Counsel is filed herewith.

     4.   Not Applicable.

     5.   Not Applicable.

     6.   Actuarial Consent is filed herewith.

     7. Procedures Memorandum, as amended, dated June, 1991 pursuant to Rule 6e-3(T)(b)(12)(iii) under the 1940 Act, which includes conversion procedures pursuant to Rule 6e-3(T)(b)(13)(v)(B), was previously filed in Post-Effective Amendment No. 20 on April 16, 1998, and is incorporated by reference herein.

     8.   Consent of Independent Accountants is filed herewith.

                                      SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Worcester, and Commonwealth of Massachusetts, on the 1st day of April, 1999.

                                  VEL ACCOUNT OF
               ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

                        By: /s/ Abigail M. Armstrong
                            -------------------------------
                            Abigail M. Armstrong, Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signatures                       Title                                       Date
----------                       -----                                       ----
/s/ Warren E. Barnes             Vice President and Corporate Controller     April 2, 1999
------------------------
Warren E. Barnes

/s/ Edward J. Parry III          Director, Vice President, Chief Financial   April 2, 1999
------------------------         Officer and Treasurer
Edward J. Parry III

/s/ Richard M. Reilly            Director, President and                     April 2, 1999
------------------------         Chief Executive Officer
Richard M. Reilly

John F. O'Brien*                 Director and Chairman of the Board          April 2, 1999
------------------------

Bruce C. Anderson*               Director                                    April 2, 1999
------------------------

Robert E. Bruce*                 Director and Chief Information Officer      April 2, 1999
------------------------

John P. Kavanaugh*               Director, Vice President and                April 2, 1999
------------------------         Chief Investment Officer

John F. Kelly*                   Director, Vice President and                April 2, 1999
------------------------         General Counsel

J. Barry May*                    Director                                    April 2, 1999
------------------------

James R. McAuliffe*              Director                                    April 2, 1999
------------------------

Robert P. Restrepo, Jr.*         Director                                    April 2, 1999
------------------------

Eric A. Simonsen*                Director and Vice President                 April 2, 1999
------------------------

Phillip E. Soule*                Director                                    April 2, 1999
-----------------------

*Sheila B. St. Hilaire, by signing her name hereto, does hereby sign this document on behalf of each of the above-named Directors and Officers of the Registrant pursuant to the Power of Attorney dated April 1, 1999 duly executed by such persons.

/s/ Sheila B. St. Hilaire
---------------------------------------
Sheila B. St. Hilaire, Attorney-in-Fact


(333-63093)

                               FORM S-6 EXHIBIT TABLE

     Exhibit 1(9)(b)   Directors' Power of Attorney

     Exhibit 3         Opinion of Counsel

     Exhibit 6         Actuarial Consent

     Exhibit 8         Consent of Independent Accountants